      As filed with the Securities and Exchange Commission on July 3, 2001

                                               Securities Act File No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                ---------------

                                    FORM N-2
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                                      AND

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
                        (Check Appropriate box or boxes)

                                ---------------

                            MCG CAPITAL CORPORATION
               (Exact name of Registrant as specified in charter)

                        1100 Wilson Boulevard, Suite 800
                              Arlington, VA 22209
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (703) 247-7500

                               Bryan J. Mitchell
         Chairman of the Board of Directors and Chief Executive Officer
                            MCG Capital Corporation
                             1100 Wilson Boulevard
                                   Suite 800
                              Arlington, VA 22209
                    (Name and address of agent for service)

                                ---------------

                                   COPIES TO

 Richard A. Steinwurtzel       Steven B. Boehm           Robert S. Risoleo
   Vasiliki B. Tsaganos        Cynthia M. Krus          Sullivan & Cromwell
  Fried, Frank, Harris,      Sutherland Asbill &     1701 Pennsylvania Avenue,
    Shriver & Jacobson           Brennan LLP                    N.W.
1001 Pennsylvania Avenue, 1275 Pennsylvania Avenue,     Washington, DC 20006
           N.W.                      N.W.
        Suite 800            Washington, DC 20004
   Washington, DC 20004

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   As soon as practicable after the Registration Statement becomes effective

                                ---------------

   If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

   It is proposed that this filing will become effective (check appropriate box):

   [_] when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         Proposed
                                                         Maximum
                                                        Aggregate    Amount of
                 Title of Securities                     Offering   Registration
                   Being Registered                      Price(1)       Fee
--------------------------------------------------------------------------------
Common Stock, $0.01 par value per share..............  $250,000,000   $62,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Bona fide estimate of maximum offering price pursuant to Rule 457(o) under the Securities Act of 1933, as amended. The proposed maximum offering price includes amounts attributable to shares that may be purchased by the underwriters to cover over-allotments, if any.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a) may determine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this preliminary prospectus is not complete and may be + +changed. These securities may not be sold until the registration statement +
+filed with the Securities and Exchange Commission is effective. This          +
+preliminary prospectus is not an offer to sell nor does it seek an offer to   +
+buy these securities in any jurisdiction where the offer or sale is not       +
+permitted.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                   Subject to Completion. Dated July 3, 2001.

                                       Shares
[MCG LOGO]

                            MCG Capital Corporation
                                  Common Stock

                                  ----------

  This is an initial public offering of shares of common stock of MCG Capital
Corporation. All of the     shares of common stock are being sold by us.

  We are a solutions-focused financial services company that primarily lends to and invests in small- and medium-sized private companies within the media, communications, technology and information services industry sectors. Our investment objective is to achieve current income and capital gains. After this offering, we will be an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

  Prior to this offering, there has been no public market for our common stock. We currently estimate that the initial public offering price per share will be
between $    and $   . We have applied for quotation of our common stock on the
Nasdaq National Market under the symbol "MCGC".

  Shares of closed-end investment companies have in the past frequently traded at discounts from their net asset values and our stock may also be discounted in the market. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. As a new
investor, you will incur dilution of $   per share in connection with this
offering.

                                  ----------

  See "Risk Factors" on page 9 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

                                  ----------

  Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  ----------

                                           Price to    Underwriting Proceeds to
                                            Public       Discount     MCG(1)
                                           --------    ------------ -----------
Per Share..............................      $             $           $
Total..................................      $             $           $

-----
(1) Before deduction of our costs related to this offering, estimated at $   .

  To the extent that the underwriters sell more than     shares of common
stock, the underwriters have the option to purchase up to an additional shares from us at the initial public offering price less the underwriting discount.

                                  ----------

  Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing. We have filed additional information about us with the Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting MCG Capital Corporation at 1100 Wilson Boulevard, Suite 800, Arlington, VA 22209 or by telephone at 1-866-247-6242.

                                  ----------

  The underwriters expect to deliver the shares against payment in New York, New York on , 2001.

Goldman, Sachs & Co.                                First Union Securities, Inc.


                                  ----------

                         Prospectus dated       , 2001.

                          [Inside Front Cover Artwork]




















In this prospectus, the "Company", "MCG", "we", "us" and "our" refer to MCG Capital Corporation and our wholly-owned subsidiaries and affiliated securitization trusts unless the context otherwise requires.

                               PROSPECTUS SUMMARY

    The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus.

                             Our Business (Page 51)

    We are a solutions-focused financial services company that primarily lends to and invests in small- and medium-sized private companies with revenues from $5 million to $200 million within the media, communications, technology and information services industry sectors. Since 1990, we and our predecessor have originated an aggregate of over $2 billion in investments in over 200 transactions, primarily in the form of senior secured commercial loans and, to a small extent, in the form of subordinated debt and equity-based investments. After this offering, we intend to gradually increase our level of subordinated debt and equity-based investments, primarily to our existing customers. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans.

    Our investment objective is to achieve current income and capital gains. To meet this objective, we seek to employ an "expert-activist" investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers' management teams and owners to create and execute effective capital deployment strategies. In addition, we use a "flexible funding" approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers.

    Our geographically diverse customer base consisted of approximately 70 companies with headquarters in 22 states and Washington, DC as of March 31, 2001. Our investment decisions are based on extensive analysis of potential customers' business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

    At March 31, 2001, we had loans outstanding of $554.5 million, an increase of $181.5 million or 48.7% from $373.0 million at March 31, 2000 and equity investments of $11.7 million at March 31, 2001. For the twelve-month period ended March 31, 2001, we originated approximately $208.9 million of loans, an increase of $41.9 million or 25.1% from $167.0 million for the prior twelve-month period.

    We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout. Our business was originally a separate division of Signet Bank, whose parent Signet Banking Corporation was acquired by First Union Corporation in 1997. This business was known as the media communications group. We completed the buyout from First Union National Bank on June 24, 1998.

    After this offering, we will be an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly-traded, public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See "Regulation as a Business Development Company". In addition, effective as of January 1, 2002, MCG Capital will elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code. See "Certain Federal Income Tax Considerations".

    We are a Delaware corporation. On June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. In addition, we have offices in Richmond, Virginia and Boston, Massachusetts. Our Internet site address is www.mcgcapital.com. Information contained in our Web site is not incorporated by reference into this prospectus and you should not consider information contained in our Web site to be part of this prospectus.

                                  The Offering

Common Stock offered.................................................     shares
Common Stock to be outstanding after the offering....................     shares
Nasdaq National Market Symbol........................................ MCGC

    Except as otherwise indicated, the number of shares outstanding after this offering includes:

  . 12,671,887 shares of our common stock into which the shares of Class A, B, D and E common stock outstanding at March 31, 2001 will convert prior to the completion of this offering;

  . 1,539,851 shares of our common stock, which will be issued for the termination of all options outstanding under our stock option plan prior to the completion of this offering. See "Conversion to Business Development Company and Regulated Investment Company Status--Changes in Capital Structure--Termination of Stock Option Plan"; and

  . 68,930 shares of our common stock, which will be issued to First Union
    Corporation, one of our investors, prior to the completion of this offering, for the termination of all of its outstanding warrants to purchase 516,000 shares of our common stock.

    The number of shares outstanding indicated above excludes     shares of
common stock that may be issued pursuant to the underwriters' option to purchase additional shares of common stock from us at the initial public offering price less the underwriting discount.

    At our request, the underwriters are reserving up to 200,000 shares of common stock at the initial offering price for sale to individuals and entities we designate.

                           Use of Proceeds (Page 34)

    We intend to use the net proceeds from this offering to repay indebtedness and to pay a cash dividend to our current stockholders equal to our stockholders' estimated tax liability associated with the elimination of our estimated earnings and profits attributable to the period prior to this offering. This dividend is required to be paid in order for us to qualify as a regulated investment company under the Internal Revenue Code. In addition, we intend to use the net proceeds from this offering to pay income taxes owed by certain of our employees with respect to the restricted stock received for termination of their options under our stock option plan and to make loans to other employees to pay income taxes owed by them with respect to the restricted stock received for termination of their options under our stock option plan. The balance of the net proceeds, which we expect to be approximately $ , will be used for working capital and general corporate purposes, including to originate loans to and to invest in small- and medium-sized private companies.

                 Conversion to Business Development Company and
                 Regulated Investment Company Status (Page 20)

    After this offering, we will be an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, effective as of January 1, 2002, MCG Capital will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

    Our conversion to business development company and regulated investment company status will involve a number of changes to our activities and policies, including several one-time transactions to bring us into regulatory compliance. After the conversion:

  . We will report each of our investments at market value, or for investments with no ascertainable market value, fair value as determined by our board of directors, with changes in value reported quarterly through our statement of operations.

  . We will be subject to limitations on borrowings and will have a reduced level of borrowings.

  . We may not retain any of our earnings and profits accumulated before the effective date of our election to be treated as a regulated investment company. We will pay a dividend of approximately $ per share to our existing stockholders covering all of our estimated earnings and profits attributable to the period prior to the completion of this offering. Those stockholders will receive an amount of cash from us equal only to 48% of the stated dividend, which approximates their estimated aggregate tax liability with respect to the dividend. We will retain the balance of the dividend and our existing stockholders will be treated as if they recontributed this amount to us. This dividend will not be paid on shares purchased in this offering. Shortly after January 1, 2002, we also will pay a dividend to all of our stockholders of any remaining accumulated earnings and profits through the effective date of our election to be taxed as a regulated investment company.

  . We will be subject to limitations on our compensation plans and the types of outstanding options and warrants we may have. As a result, we will issue shares of our common stock for the termination of all outstanding options under our stock option plan and the warrants to purchase our common stock held by First Union Corporation.

  . We will be limited in our ability to have multiple classes of stock. Therefore, prior to the completion of this offering, all outstanding shares of our Class A common stock, Class B common stock, Class D common stock and Class E common stock will be converted into a single class of common stock.

    As a regulated investment company, we intend to make quarterly distributions. As an ordinary corporation, we have not paid dividends. Regulated investment companies generally are not subject to federal income tax on the portion of their income that they distribute to their stockholders if they meet certain minimum distribution requirements. We intend to meet these requirements by distributing to our stockholders all of our income, except for certain realized net capital gains. We intend to make deemed distributions to our stockholders of any retained realized net capital gains. If this happens, you will be treated for tax purposes as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may receive a tax credit equal to your allocable share of the tax we pay on the capital gains deemed distributed to you.

    From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to deductions arising from our issuance of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering). For a more detailed discussion of the tax consequences of our election to be treated as a regulated investment company, see "Certain Federal Income Tax Considerations".

                            Distributions (Page 34)

    We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors.

                      Dividend Reinvestment Plan (Page 89)

    We are adopting an "opt-out" dividend reinvestment plan. If your shares of common stock are registered in your name, all cash distributions on your shares will be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares of common stock unless you elect to receive cash. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan.

                        Principal Risk Factors (Page 9)

    Investing in our common stock involves a high degree of risk. You should consider carefully the information found in "Risk Factors". We have no operating history as a business development company or as a regulated investment company and will be subject to extensive regulation as such following the offering. If we fail to manage our business in accordance with these regulations, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk. We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock. Moreover, we are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in our portfolio value. Further, there is no established trading market for our common stock. As a new investor, you will incur substantial dilution as a result of this offering.

                    Certain Anti-Takeover Measures (Page 99)

    MCG Capital's certificate of incorporation and bylaws to be effective upon completion of this offering, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

                   Where You Can Find Additional Information

    We have filed with the Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the 1940 Act and the Securities Act of 1933, as amended, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

    Following the offering, we will file annual, quarterly, and special periodic reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended. You can inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules, without charge, at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices, located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The Commission maintains a Web site that contains reports, proxy statements, and other information regarding registrants, including us, that file such information electronically with the Commission. The address of the Commission's Web site is www.sec.gov. You also can inspect reports and other information we will file following the offering at the offices of The Nasdaq Stock Market, Inc., One Liberty Plaza, New York, New York 10006.

                               FEES AND EXPENSES

    This table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, this table reflects our operations as a corporation prior to our election to be regulated as a business development company and may not be indicative of the costs and expenses that you will bear once we elect to be treated as a business development company.

Stockholder Transaction Expenses
  Sales Load (as a percentage of offering price)(1)...................       %
  Dividend Reinvestment Plan Fees..................................... None(2)
Annual Expenses (as a percentage of consolidated net assets
   attributable to common stock)(3)
  Operating Expenses(4)...............................................   8.03%
  Interest Expense(5).................................................  18.28%
  Total Annual Expenses(6)............................................  26.31%

--------
(1) The underwriting discount for the common stock sold by us in the offering is a one-time fee paid by us to the underwriters in connection with the offering and is the only sales load paid in connection with the offering.
(2) In the future, the expenses associated with the Dividend Reinvestment Plan will be included in "Operating Expenses" as described in (4) below.
(3) "Consolidated net assets attributable to common stock" equals net assets (i.e., total assets less total liabilities), which at March 31, 2001 was $164.8 million.
(4) "Operating Expenses" are based on annualized operating expenses for the quarter ended March 31, 2001 excluding interest on indebtedness. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see "Dividend Reinvestment Plan".
(5) "Interest Expense" is based on annualized interest expense for the quarter ended March 31, 2001. For the quarter ended March 31, 2001, the weighted average interest rate on our borrowings was 8.14%, including amortization of debt issuance costs. For additional information on our borrowing costs, see "Management's Analysis of Financial Condition and Results of Operations--Financial Condition, Liquidity and Capital Resources".
(6) "Total Annual Expenses" is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 7.51% based on annualized March 31, 2001 operating and interest expenses and March 31, 2001 consolidated total assets.

                                    Example

    The following example is required by the Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. These amounts are based upon payment by an investor of a % sales load (the underwriting discount paid by MCG Capital with respect to the common stock sold by MCG Capital in this offering) and payment by MCG Capital of operating expenses at the levels set forth in the table above.

                                                      1     3     5
                                                     Year Years Years 10 Years
                                                     ---- ----- ----- --------
You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return............ $    $     $       $

    Moreover, while the example assumes (as required by the Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

    This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

                 SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

    The selected consolidated financial and other data below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements, notes thereto and other financial information included elsewhere in this prospectus. The selected financial data for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996 have been derived from our consolidated financial statements, which have been examined and reported upon by Ernst & Young LLP, independent auditors. See "Experts". The selected financial data for the periods prior to June 25, 1998 under the heading "Predecessor" reflects our operations as a division of First Union National Bank and Signet Bank. The data presented for the three-month periods ended March 31, 2001 and 2000 are derived from unaudited financial data and include, in the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary to present fairly the data for such periods. The results for the three-month period ended March 31, 2001 are not necessarily indicative of results to be expected for the full fiscal year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 39 and "Senior Securities" on page 50.

                                           Successor                             Predecessor
                          ----------------------------------------------- ---------------------------
                            Three Months
                                Ended                            June 25, Jan. 1,
                              March 31,        Year Ended          1998     1998       Year Ended
                             (unaudited)      December 31,       through  through     December 31,
                          ----------------- -------------------- Dec. 31, June 24,  -----------------
                            2001     2000     2000        1999     1998     1998      1997     1996
                          -------- -------- --------    -------- -------- --------  -------- --------
                                           (in thousands, except per share data)
Income Statement Data:
Interest and fee
 income.................  $ 17,596 $ 10,713 $ 62,621(A) $ 28,256 $  9,828 $  9,975  $ 22,204 $ 19,752
Interest expense........     7,530    5,529   26,648      14,317    6,152    6,005    13,773   12,623
                          -------- -------- --------    -------- -------- --------  -------- --------
Net interest income.....    10,066    5,184   35,973      13,939    3,676    3,970     8,431    7,129
Provision for loan
 losses.................     1,015      931    5,421       2,058      556     (492)      606      295
                          -------- -------- --------    -------- -------- --------  -------- --------
Net interest income
 after provision for
 loan losses............     9,051    4,253   30,552      11,881    3,120    4,462     7,825    6,834
Other income(B).........       254    2,505    3,228       4,205      428      --         72    8,342
Operating expense.......     3,307    2,150   10,039       6,382    2,172    1,243     3,436    4,691
                          -------- -------- --------    -------- -------- --------  -------- --------
Income before income
 taxes and discontinued
 operations.............     5,998    4,608   23,741       9,704    1,376    3,219     4,461   10,485
Income taxes............     2,445    1,853    9,670       3,921      576    1,253     1,717    4,122
                          -------- -------- --------    -------- -------- --------  -------- --------
Income from continuing
 operations before
 cumulative effect of
 change in accounting
 principle..............     3,553    2,755   14,071       5,783      800    1,966     2,744    6,363
Cumulative effect of
 change in accounting
 principle, net of tax..     1,777      --       --          --       --       --        --       --
Income from discontinued
 operations, net of
 tax....................       --       --       --          --       --         8       333      (79)
                          -------- -------- --------    -------- -------- --------  -------- --------
Net income..............  $  5,330 $  2,755 $ 14,071    $  5,783 $    800 $  1,974  $  3,077 $  6,284
                          ======== ======== ========    ======== ======== ========  ======== ========

Per Common Share:
Basic earnings..........  $   0.42 $   0.37 $   1.35    $   0.87 $   0.13        *         *        *
Diluted earnings........      0.42     0.37     1.35        0.87     0.13        *         *        *
Book value as of period
 end....................     13.01    10.31    12.54       10.01     9.10        *         *        *
Average common shares...    12,672    7,471   10,435       6,612    6,351        *         *        *
Average common and
 common equivalent
 shares.................    12,691    7,484   10,453       6,614    6,351        *         *        *

Selected Period-End
 Balances:
Commercial loans........  $554,464 $372,969 $504,214    $310,871 $183,631 $163,622  $232,279 $204,112
Total assets............   576,926  388,107  526,493     326,314  199,432  167,141   237,267  208,177
Borrowings..............   402,465  292,349  356,833     248,217  138,785  128,133   183,537  162,524
Stockholders'/Division
 equity.................   164,796   91,926  158,898      74,257   58,431   39,008    52,863   44,217

                                          Successor                               Predecessor
                         ------------------------------------------------  ----------------------------
                           Three Months
                               Ended                             June 25,  Jan. 1,
                             March 31,          Year Ended         1998      1998       Year Ended
                            (unaudited)        December 31,      through   through     December 31,
                         ------------------  ------------------  Dec. 31,  June 24,  ------------------
                           2001      2000      2000      1999      1998      1998      1997      1996
                         --------  --------  --------  --------  --------  --------  --------  --------
                                          (in thousands, except per share data)

Selected Average
 Balances:
Commercial loans........ $515,715  $332,149  $399,533  $225,794  $173,627  $197,951  $218,196  $185,193
Total assets............  541,188   339,799   421,813   238,605   183,662   202,204   222,722   189,215
Borrowings..............  370,180   259,437   295,860   172,349   133,459   155,835   173,031   148,352
Stockholders'/Division
 equity.................  161,321    76,879   120,093    63,315    48,720    45,936    48,540    40,002

Operating Ratios and
 other data:
Return on average
 assets.................     3.99%     3.26%     3.34%     2.42%     0.84%     1.95%     1.38%     3.32%
Return on average
 equity.................    13.40%    14.41%    11.72%     9.13%     3.18%     8.59%     6.34%    15.71%
Efficiency ratio(C).....    32.04%    27.96%    25.61%    35.17%    52.92%    31.31%    40.41%    30.32%
Number of lending
 customers..............       66        53        66        50        35        36        41        45
Number of employees.....       49        39        47        34        28         *         *         *

--------
* Information in the predecessor period is not meaningful for comparative purposes and has been excluded.
(A) Includes fee income of $7,094 ($4,256 net of tax) for the year ended December 31, 2000 related to acceleration of unearned fee income for re-financings and early pay-offs.
(B) Includes net realized gains on equity investments of $2,468 ($1,481 net of tax), $2,099 ($1,259 net of tax), $3,765 ($2,259 net of tax) and $8,305
    ($4,983 net of tax) for the three months ended March 31, 2000 and the years ended December 31, 2000, 1999 and 1996, respectively.
(C) Efficiency ratio is computed by dividing operating expense by the sum of net interest income and other income.

                       SELECTED QUARTERLY FINANCIAL DATA

    The following table sets forth certain quarterly financial information for each of the nine quarters ending with the quarter ended March 31, 2001. This information was derived from our unaudited consolidated financial statements. Results for any fiscal quarter are not necessarily indicative of results for the full year or for any future quarter.

                                                          Three Months Ended
                                                              (unaudited)
                         --------------------------------------------------------------------------------------------
                         March 31, Dec. 31,    Sept. 30, June 30, March 31,   Dec. 31, Sept. 30, June 30,   March 31,
                           2001      2000        2000      2000     2000        1999     1999      1999       1999
                         --------- --------    --------- -------- ---------   -------- --------- --------   ---------
                                                 (in thousands, except per share data)
Interest and fee
 income.................  $17,596  $23,914(A)   $14,885  $13,109   $10,713     $9,168   $6,704    $6,213     $6,171
Net interest income.....   10,066   16,248        8,059    6,482     5,184      4,910    3,085     2,854      3,090
Net interest income
 after provision for
 loan losses............    9,051   12,906        7,277    6,116     4,253      3,897    2,785     2,199      3,000
Income from continuing
 operations.............    3,553    5,650        3,243    2,423     2,755(B)   1,210      775     2,798(B)   1,000
Net income..............    5,330    5,650        3,243    2,423     2,755      1,210      775     2,798      1,000
Diluted earnings per
 share..................  $  0.42  $  0.45      $  0.26  $  0.27   $  0.37     $ 0.17   $ 0.12    $ 0.44     $ 0.15

--------
(A) Includes fee income of $6,761 ($4,007 net of tax) for the quarter ended December 31, 2000 related to acceleration of unearned fee income for re-financings and early pay-offs.
(B) Includes net realized gains on equity investments of $2,468 ($1,481 net of tax) and $3,765 ($2,259 net of tax) for the three months ended March 31, 2000 and June 30, 1999, respectively.

                                  RISK FACTORS

    Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus, including our financial statements and the related notes and the schedules and exhibits to the registration statement before you purchase any shares of our common stock.

 Risks Related to Our Conversion to Business Development Company and Regulated
                           Investment Company Status

We have no operating history as a business development company or a regulated investment company, which may impair your ability to assess our prospects.

    Prior to this offering, we have not operated as a business development company under the 1940 Act or as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. See "Conversion to Business Development Company and Regulated Investment Company Status".

    We began operating as an independent company in 1998. Prior to that, our business was a division of First Union National Bank and Signet Bank, whose parent Signet Banking Corporation was acquired by First Union Corporation in 1997. While we have been profitable since becoming an independent company in 1998, we cannot assure you that we will remain profitable in the future.

Because there is generally no established market for which to value our investments, our board of directors' determination of their values may differ materially from the values that a ready market or third party would attribute to these investments.

    Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily ascertainable market value, at fair value as determined by our board. We will not be permitted to maintain a general reserve for anticipated loan losses. Instead, we will be required by the 1940 Act to specifically value each individual investment and record an unrealized loss for any asset that we believe has decreased in value. Because there is typically no public market for the loans and equity securities of the companies in which we invest, our board will determine the fair value of these loans and equity securities pursuant to a written valuation policy. These determinations of fair value necessarily will be somewhat subjective. Accordingly, these values may differ from the values that would be determined by a third party or placed on the portfolio if there existed a market for our loans and equity securities.

If we lose our ability to deduct our dividends and pay corporate-level taxes on our income, our stockholders' equity and income available for distribution would be reduced.

    MCG Capital was formed in 1998, and since that time has been subject to tax as a corporation under Subchapter C of the Internal Revenue Code. MCG Capital will elect, effective as of January 1, 2002, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to deductions arising from our issuance of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering).

    After we elect and if we qualify to be a regulated investment company, we generally will not have to pay corporate level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce our stockholders' equity and the amount of income available for distribution to our stockholders.

    To maintain our qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, we must satisfy income source and asset diversification requirements, continue to qualify as a business development company under the 1940 Act and meet certain minimum distribution requirements. Under the 1940 Act, we must meet asset coverage ratio requirements with respect to our debt, which could prevent us from making the distributions necessary to qualify as a regulated investment company. Even if we qualify as a regulated investment company, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax and a corporate-level income tax on the income we do not distribute.

As a result of our election to be treated as a regulated investment company, we will have to pay corporate-level taxes if we dispose of any built-in gain assets at a gain within 10 years after the effective date of this election.

    Our tax basis in the assets we expect to own before our election to be treated as a regulated investment company was, as of March 31, 2001, less than
their fair market value by approximately $    , which is referred to as "built-
in gain". Although we intend to elect to defer having to pay tax on these built-in gains at the time of our election to be treated as a regulated investment company, if we dispose of any asset held on the date of our election within 10 years after the effective date of our election to be treated as a regulated investment company and we recognize any of the built-in gain from the disposition of that asset, then we generally will be liable at that time for corporate-level tax on the recognized built-in gain. If we sold all of our built-in gain assets and recognized our entire built-in gain, the built-in gain
tax would be approximately $    at current corporate tax rates. However, based
on the assets we anticipate we will sell within 10 years after the effective date of our election to be treated as a regulated investment company, we only
expect to pay built-in gain tax of approximately $    million. These taxes will
reduce the funds otherwise available for our operations or for distribution to stockholders. Under current law, we must distribute to our stockholders at least 90% of any built-in gains recognized within 10 years after the effective date of our election to be treated as a regulated investment company, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as an ordinary dividend. See "Certain Federal Income Tax Considerations--Conversion to Regulated Investment Company Status".

Because we will distribute substantially all of our net income to our stockholders, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

    In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains. We expect to elect to make deemed distributions to our stockholders of the retained capital gains. In addition, as a business development company, we are generally required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available or, if available, will be on favorable terms to us. In addition, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. In this event, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

Any change in regulation of our business could negatively affect the profitability of our operations.

    Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies or regulated investment companies could significantly affect our operations and our cost of doing business. We are regulated by federal, state and local government authorities and are subject to statutes and judicial and administrative decisions that impose requirements and restrictions affecting our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to customers, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent regulatory requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, rules or regulations, we may lose licenses and be subject to civil fines and criminal penalties.

              Risks Related to Our Business and Financial Results

We make loans to and invest in privately-owned small- and medium-sized companies, which may default on their loans, thereby reducing or eliminating the return on our investments.

    Our portfolio primarily consists of loans to and securities issued by small- and medium-sized privately-owned businesses. Compared to larger publicly-owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, they also depend for their success on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses.

    Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources. These conditions may also make it difficult for us to obtain repayment of our loans.

    Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

An economic recession or downturn could impair our customers' ability to repay our loans, increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans, and harm our operating results.

    Many of our customers may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. These conditions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets.

    Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and harm our operating results.

If the industry sectors in which our portfolio is concentrated experience adverse economic conditions, our operating results may be negatively impacted.

    Our customers are primarily in the media, communications, technology and information services industry sectors. Accordingly, we are more vulnerable to losses in our portfolio during economic slowdowns and downturns in these sectors as our customers' businesses suffer. If demand for financing by existing and new customers in these industries declines, we may not be able to increase our lending and investment volume and our operating results will be adversely affected.

Our debt could increase the risk of investing in our company.

    We, and our subsidiaries, borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Our lenders have fixed dollar claims on the assets of our subsidiaries that are superior to the claims of our common stockholders. MCG Finance Corporation, one of our subsidiaries, has a $400 million senior secured multi-bank credit facility with Heller Financial, Inc., as agent, expiring in January 2002, which is secured by all of MCG Finance Corporation's assets, including all of its loans. In addition, MCG Finance Corporation II, one of our other subsidiaries, has sold some of our loans to a trust that serves as the vehicle for our securitization facility arranged by First Union Securities, Inc., and we do not hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trust up to the amount of our interest in the trust, which was approximately $43 million as of March 31, 2001.

    Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

    As a business development company, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

    As of March 31, 2001, on a pro forma basis assuming that     shares are
sold in this offering at the midpoint of the price range shown on the cover page of this prospectus, our ratio of total assets to total senior securities
would be     . Our ability to achieve our investment objective may depend in part on our ability to maintain a leveraged structure by borrowing from commercial banks and other lenders on favorable terms. There can be no assurance that we will be able to maintain such a leveraged structure.

    We had $327.1 million of outstanding borrowings as of March 31, 2001 under our $400 million credit facility. We also had $75.4 million of outstanding borrowings as of March 31, 2001 under our $150 million variable series securitization facility. First Union Securities, Inc. has agreed to increase the facility to $200 million upon completion of this offering, subject to certain conditions which we expect to satisfy. As a result, our current financial structure has a high proportion of debt and our debt service is substantial. For the quarter ended March 31, 2001, the weighted average annual interest rate on our borrowings was 8.14%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2001 portfolio of at least 5.79%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

    Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below. The calculation represented in the historical line of the table, which is required by the Securities and Exchange Commission, is based upon our historical capital structure as of March 31, 2001. The calculation represented in the pro forma line is based upon our proposed operations as a business development company and regulated investment company after this offering.

                                            Assumed return on our portfolio
                                                   (net of expenses)
                                          ------------------------------------
                                           -10%     -5%     0%     5%    10%
                                          ------- ------- ------- ----- ------
Corresponding return to stockholder-
 historical(1)........................... -52.13% -34.62% -17.12% 0.38% 17.89%
Corresponding return to stockholder-
 pro forma(2)............................

--------
(1) Assumes, $576.9 million in total assets, $402.5 million in debt outstanding, $164.8 million in stockholders' equity and an average cost of funds of 7.01%, which was our weighted average borrowing cost at March 31, 2001.
(2)  Assumes $    million in total assets, $    million in debt outstanding,
     $    million in stockholders' equity and an average cost of funds of
     7.01%, which was our weighted average borrowing cost at March 31, 2001. This example reflects the impact of the estimated net proceeds from this offering of $ , based on the midpoint of the price range shown on the cover page of this prospectus. See "Pro Forma Condensed Consolidated Financial Statements (Unaudited)" and "Use of Proceeds".

    In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between different interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

Our credit facilities impose limitations on us that could limit our ability to grow, and if we violate these limitations we will be in default on these facilities.
    We borrow under two senior secured credit facilities that impose financial and operating covenants on us that restrict our business activities. The credit facility between our wholly-owned subsidiary, MCG Finance Corporation, and Heller Financial Inc., as agent, contains financial covenants relating to fixed charge coverage ratio (i.e., operating cash flow divided by specified interest expenses, tax expenses and junior payments), total interest coverage ratio (i.e., operating cash flow divided by specified interest expenses), loan and equity portfolio concentration ratio (i.e., unsecured loans and equity investments divided by all eligible loans and equity investments), interest spread ratio (i.e., the excess of the weighted average interest rate we charge our customers over LIBOR) and limitations on the percentage of our commitments that may be made to customers in specified industry sectors. The facility expires on January 2, 2002. The facility limits MCG Finance Corporation's ability to:

  .  make investments;
  .  create contingent obligations and additional borrowings;

  .  pay dividends;

  .  dispose of assets;

  .  merge or consolidate with other entities; and

  . engage in other activities typically restricted by a senior secured credit facility of this nature.

    The variable funding securitization facility between our wholly-owned subsidiary, MCG Finance Corporation II, arranged by First Union Securities, Inc., terminates on May 31, 2003 or sooner under certain limited circumstances. This facility contains:

  . restrictions on the loans we originate, including type, size, risk rating, collateral and other material terms;

  .  limitations based on portfolio concentration criteria;

  . requirements relating to portfolio performance, including required minimum portfolio yield and limitations on payment delinquencies and charge-offs;

  .  a minimum net worth requirement; and

  . other restrictions typical for a securitization facility of this nature.

    In addition, after this offering, if any two of Bryan J. Mitchell, the Chairman of our board of directors and our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, cease to be actively involved in our management, the lender under our securitization facility could, absent a waiver or cure, declare a default.

    If we default under the facilities, our lenders under the respective facilities could:

  .  terminate such facility,

  .  demand immediate repayment from us,

  .  force us to liquidate some of our portfolio assets,

  . foreclose on the assets of MCG Finance Corporation or the assets held by the securitization trust, as applicable,

  .  charge us a default interest rate, and

  .  replace us as the servicer of the loans.

    The limitations contained in our credit facilities could hinder our ability to finance additional loans and investments or to make the cash distributions required to maintain MCG Capital's status as a regulated investment company under Subchapter M of the Internal Revenue Code. Future financing arrangements and facilities also may contain similar and additional terms and restrictions.

We may not be able to refinance our debt or be able to do so on favorable terms.

    MCG Finance Corporation's $400 million senior secured multi-bank credit facility with Heller Financial, Inc., as agent, is scheduled to expire on January 2, 2002. Our variable funding securitization facility arranged by First Union Securities, Inc. is scheduled to terminate on May 31, 2003 or sooner if First Union National Bank does not renew, after May 31, 2002, the liquidity support that it provides to the commercial paper conduit facility, which is the lender under this facility. We cannot assure you that we will be able to extend the term of either facility or to obtain sufficient funds to repay any amounts outstanding under these facilities before they expire either from a replacement facility or an alternative debt or equity financing. If we are not able to repay amounts outstanding under either facility, we could be declared in default under such facility. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

    To maintain our qualification as a business development company and as a regulated investment company, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

If our competitors offer more favorable terms to prospective customers, we may lose investment opportunities and experience reduced market share and future revenues.

    We have competitors who make the type of investments we make in small- and medium-sized privately-owned businesses. Our competitors include commercial banks, thrift institutions, commercial finance companies, asset-based lenders, private equity funds, venture capital companies, investment banks and investment funds.

    We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors make commercial loans with interest rates that are comparable to or lower than the rates we offer. We may lose customers if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. Some of our competitors may have greater financial, technical, marketing and other resources than we do. They also may have greater access to capital than we do and at a lower cost than us. In addition, some competitors have the ability to make a wider variety of investments than we do since we are subject to regulatory and contractual restrictions. As a result, we may not be able to attract and retain new customers and sustain the rate of growth that we have experienced to date and our market share and future revenues may decline.

If the assets securing the loans we make decrease in value, we may not have sufficient collateral to cover losses.

    While we believe our customers generally will be able to repay our loans from their cash flow from operations, we typically mitigate our credit risks by taking a security interest against the assets of these customers, including the equity interests of the customers' subsidiaries, and the equity interests of our customers' stockholders. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions. In addition, a deterioration in a customer's financial condition and prospects may be accompanied by a deterioration in the value of the collateral for the loan. Moreover, in the case of subordinated debt, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms or that we will be able to collect on the loan should we be forced to enforce our remedies.

You may not receive distributions.

    We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive any distributions or distributions at a particular level.

Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

    As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined by our board of directors.

Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a customer's inability to meet its repayment obligations to us with respect to the loans whose market values or fair values decreased. This could result in realized losses and ultimately in reductions of our income available for distribution in future periods.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

    In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Payment-in-kind interest for the three months ended March 31, 2001 and the year ended December 31, 2000 was $2.4 million and $5.4 million, respectively.

    We also may be required to include in income certain other amounts that we will not receive in cash. For example, in connection with the restricted stock grants to our employees for the termination of our option plan, we expect to receive a tax deduction equal to the income recognized by the employees who made certain permitted tax elections, which we anticipate will total
approximately $      . To the extent the restricted stock is forfeited, we will be required to include in income the amounts that we deducted for such forfeited shares.

    Since in certain cases, such as in the examples noted above, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our income to maintain our status as a regulated investment company. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. See "Certain Federal Income Tax Considerations--Taxation as a Regulated Investment Company".

If we fail to manage our growth, our financial results could be adversely affected.

    We have expanded our operations rapidly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As of March 31, 2001, we had 49 employees. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

    We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly-skilled employees, including credit and industry analysts. We may not succeed in identifying, attracting and retaining these personnel. Further, competitors and other entities may attempt to recruit our employees. If we are unable to hire and retain adequate staffing levels, we may not be able to expand our operations.

    We depend on the contributions of members of our senior management, particularly Bryan J. Mitchell, the Chairman of our board and our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer,
B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, as well as other key personnel. Mr. Mitchell was diagnosed in May 1999 with adenocarcinoma, a form of colon cancer, for which he was treated through surgery and a series of post-operative treatments that ended in December 1999. Mr. Mitchell's illness is in remission and has not significantly impaired his ability to perform his duties. These employees have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of any of them or other senior members of management, we may not be able to expand our business as we expect, and our ability to compete could be harmed causing our operating results to suffer. In addition, if any two of Mr. Mitchell, Mr. Saville, Mr. Tunney or Mr. Merrick ceases to be actively involved in our management, the lender under our securitization facility could, absent a waiver or cure, replace us as the servicer of the loans and declare a default. We do not have key man life insurance policies covering any of our employees.

Fluctuations in interest rates could adversely affect our income.

    Because we borrow money to make investments, our income, in part, depends on the difference between the interest rate at which we borrow funds (i.e., the total interest expense paid on interest-bearing liabilities) and the interest rate at which we lend these funds (i.e., the total interest income earned on interest-earning assets). As of March 31, 2001, all of our borrowings were at variable rates of interest. Approximately 99% of the loans in our portfolio based on amounts outstanding were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 1% were at fixed rates.

    Our income could be adversely affected by an adverse change in the mix of our earning assets. In addition, a significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations.

                         Risks Related to this Offering

Insiders will continue to have substantial control over us after this offering and could limit your ability to influence the outcome of key transactions, including a change of control.

    Our principal stockholders, directors and executive officers and entities
affiliated with them will own approximately    % of the outstanding shares of
our common stock after this offering. As a result, these stockholders, if acting together, may be able to influence or control matters requiring approval by our stockholders, including the election of directors, the approval of mergers or other business combination transactions and any withdrawal of our election to be regulated as a business development company. These stockholders or their affiliates may acquire additional equity in the future. The concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company and might ultimately affect the market price of our common stock.

Our common stock price may be volatile and may decrease below net asset value.

    The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

  . price and volume fluctuations in the overall stock market from time to time;

  . significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

  . changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

  . actual or anticipated changes in our earnings or fluctuations in our operating results or in the expectations of securities analysts;

  . general economic conditions and trends;

  . loss of a major funding source; or

  . departures of key personnel.

    In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

    In addition, shares of closed-end investment companies have in the past frequently traded at discounts from their net asset values and our stock may also be discounted in the market. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

    If our stockholders sell substantial amounts of our common stock in the public market following this offering, the market price of our common stock
could decrease. Upon completion of this offering we will have     shares of
common stock outstanding. In addition to the shares of common stock sold in
this offering, approximately    shares will immediately be eligible for sale in
the public market. All of our existing stockholders will be subject to agreements with the underwriters or us that restrict their ability to transfer their stock for a period of 180 days from the date of this prospectus, subject to a few exceptions. For a detailed description of these agreements, see "Underwriting". After all of these agreements expire, an aggregate of additional shares will be eligible for sale in the public market. For a detailed discussion of the shares eligible for future sale, see "Shares Eligible for Future Sale".

We cannot assure you that a market will develop for our common stock or what the market price of our common stock will be.

    Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value.

As a new investor, you will incur substantial dilution as a result of this offering and future equity issuances.

    The initial public offering price will be substantially higher than the pro forma net asset value per share of our outstanding common stock. As a result, investors purchasing common stock in this offering will incur immediate
dilution of $    a share, assuming a public offering price of $   , the
midpoint of the range shown on the cover page of this prospectus.

                   Forward Looking Statements and Projections

    This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", and "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in "Risk Factors" and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

                 CONVERSION TO BUSINESS DEVELOPMENT COMPANY AND
                      REGULATED INVESTMENT COMPANY STATUS

    Since becoming an independent company in 1998, we have been taxed as an ordinary corporation under Subchapter C of the Internal Revenue Code. After this offering, MCG Capital will be an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, effective January 1, 2002, MCG Capital will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

    To convert to business development company and regulated investment company status, we will take significant actions and make a number of changes to our activities and policies. Some of the most important of these actions and changes are outlined below.

               Financial Accounting and Reporting Considerations

    MCG Capital's elections to be treated as a business development company under the 1940 Act and to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code will require us to change some of the accounting principles used to prepare our consolidated financial statements. After these elections, our consolidated financial statements will be prepared in accordance with Article 6 of Regulation S-X, which will result in the changes discussed below. These elections also will result in changes in the presentation of our financial statements. Additionally, these elections will result in changes in the way we manage our business and our capital structure, including the amount of our borrowings. Accordingly, our historical consolidated balance sheet and statement of operations may not be indicative of our financial condition and results of operations after we make these elections.

    We have included in this prospectus unaudited pro forma consolidated condensed financial statements for the year ended December 31, 2000 and the three months ended March 31, 2001 to demonstrate the effects directly attributable to these elections and this offering that are expected to have an ongoing impact on our financial statements.

    Listed below are some of the more important financial accounting and reporting considerations resulting from these elections.

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

    In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments at market value, or for investments that do not have an ascertainable market value, the fair value determined by our board of directors, with changes in these values reported through our consolidated statement of operations under the caption of "unrealized appreciation (depreciation) on investments". See "Determination of Net Asset Value". Currently, we report only certain warrants and marketable equity securities at market value or fair value. Since January 1, 2001, we have reported changes in the value of certain warrants and other equity interests directly through our consolidated statement of operations in accordance with SFAS No. 133. Currently, we do not report changes in the value of our marketable equity securities through our consolidated statement of operations, but rather through other accumulated comprehensive income, which is a component of shareholders' equity in accordance with SFAS No. 115. Currently, we also report all of our loans at cost as adjusted by charge-offs, and maintain an allowance for loan losses for inherent losses in the loan portfolio. Upon conversion, we will eliminate the allowance for loan losses and, consistent with our prospective accounting policies, will record unrealized appreciation and depreciation that will increase or decrease the carrying value of individual assets. Based upon the carrying value
of our loans at   , the unrealized appreciation/depreciation that we expect to
record upon conversion would be $   . Subsequent to conversion, we will make
assessments of impairment and will reduce our value for investments we determine to be impaired. In connection with these assessments, we may determine to convert a portion of some of our outstanding loans into equity investments in the customer.

Our income tax expense should be substantially reduced or eliminated.

    MCG Capital will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, effective January 1, 2002. This election should substantially reduce or eliminate the federal corporate-level income tax we will be required to pay after January 1, 2002. So long as we meet certain minimum distribution requirements, we generally should be required to pay income taxes only on the portion of our taxable income we do not distribute (actually or constructively) and certain built-in gains. See "Certain Federal Income Tax Considerations--Conversion to Regulated Investment Company Status". From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to deductions arising from our issuance of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering). In addition, we are taking actions to restructure MCG Finance Corporation and MCG Finance Corporation II so that each such subsidiary will no longer be subject to corporate-level income taxes. We expect to complete these restructurings prior to our election to be taxed as a regulated investment company.

Limitations on borrowings should cause our borrowings to decrease.

    As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Prior to this offering, we have used a higher degree of leverage than will be permitted once we are a business development company. The reduction in our borrowings upon conversion will reduce our interest expense and, in the absence of any other changes in our capital structure or our results of operations, would increase our total net income. However, we will be required to replace the borrowed funds with additional equity capital, or to reduce the size of our investment portfolio.

      Declaration and Payment of Dividends Representing Retained Earnings

    To qualify as a regulated investment company for federal income tax purposes, we cannot have any "earnings and profits" (as determined for federal income tax purposes) from our operations prior to the effectiveness of MCG Capital's election to be taxed as a regulated investment company. We plan to meet this requirement by declaring a dividend prior to this offering payable to our existing stockholders in the amount of our estimated earnings and profits attributable to the period prior to the completion of this offering. Those stockholders will receive an amount of cash from us equal only to 48% of the stated dividend, which approximates their estimated aggregate tax liability with respect to the dividend. We will retain the balance of the dividend and our existing stockholders will be treated as if they recontributed this amount to us. This dividend will not be paid on shares purchased in this offering. Shortly after January 1, 2002, we also will declare a cash dividend payable to stockholders at that time representing the balance of our accumulated earnings and profits through the effectiveness of our election to be treated for tax purposes as a regulated investment company.

                           Change in Dividend Policy

    As a corporation taxed under Subchapter C of the Internal Revenue Code, we have not made distributions to our stockholders, but have instead retained all of our income, including capital gains. As a regulated investment company, we intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also will receive a tax credit equal to your allocable share of the tax we pay on the deemed distribution. A tax credit will not be available for taxes we pay on any net built-in gains recognized upon the disposition of any built-in gain assets within 10 years of the conversion to a regulated investment company, regardless of the amount of the net built-in gains we distribute. See "Certain Federal Income Tax Considerations".

                          Changes in Capital Structure

Classes of Common Stock

    Under the 1940 Act, business development companies are limited in their ability to have multiple classes of stock. Accordingly, all outstanding shares of our Class A common stock, Class B common stock, Class D common stock and Class E common stock will be converted into shares of our common stock prior to the completion of this offering.

Termination of Stock Option Plan

    Under the 1940 Act, business development companies may maintain either a qualifying stock option plan or a qualifying profit-sharing plan, but not both. Consequently, in preparation for our election to be regulated as a business development company, we will terminate our stock option plan prior to this offering. In connection with the termination of the plan, we will issue 1,539,851 shares of our common stock to our employees prior to this offering. The employees will have all of the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. The total number of shares to be issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions approved by our board of directors. These shares of restricted stock will be subject to forfeiture provisions.

    With respect to 339,851 of these shares of restricted stock (the "Tier I restricted common stock"), the forfeiture provisions will lapse as to one-twelfth of the shares initially granted to an employee at the end of each of the twelve consecutive three-month periods beginning with the grant date (a total of three years) so long as that employee remains employed by us on the applicable date.

    With respect to 500,000 of these shares of restricted stock (the "Tier II restricted common stock"), the forfeiture provisions will lapse as to one-sixteenth of the shares initially granted to an employee at the end of each of the sixteen consecutive three-month periods beginning with the grant date (a total of four years) so long as that employee remains employed by us on the applicable date.

    The remaining 700,000 of these shares (the "Tier III restricted common stock") will be subject to two independent forfeiture conditions, one relating to employment status and the other relating to returns to stockholders. Pursuant to the first condition, all shares granted to an employee will be forfeited unless the employee is still employed by us on the fourth anniversary of the grant date. Pursuant to the second condition, the forfeiture provisions will lapse as to 25% of the total amount of shares granted to an employee if on the relevant anniversary of the grant date the following criteria are met:

  . a total annual return for each year, which return is 20% for the year ending on the first anniversary of the grant date and 15% for each of the remaining three years; and

  . as of each anniversary date, an average of the total annual returns since the grant date of at least 10%.

If the foregoing return-based criteria are not met in a particular year, the shares will not be subject to forfeiture for that reason if in that year or if in any of the following years the average of the total annual returns for such year and the prior years since the grant date is at least 20%, although the employment status forfeiture condition would still apply. Once the criteria are met for a particular year, the Tier III restricted common stock is no longer subject to forfeiture unless the employee is not still employed by us on the fourth anniversary of the grant date. For this purpose, "total annual return" is calculated assuming an investor owns one share on the first day of each year, receives dividends in cash throughout the year (assuming no re-investment for purposes of this calculation), and sells that share on the last day of the year. For these purposes, a year is measured from the date of completion of this offering and from each anniversary date thereof. In addition, if the criteria are not met, our compensation committee will determine whether the shares will be forfeited based on factors it deems relevant at that time.

    The restricted stock also will be subject to customary provisions relating to the lapsing of the forfeiture provisions in the event of termination of employment or upon a change of control of MCG Capital.

    In order to permit our employees to satisfy tax liabilities associated with these grants of restricted shares of our common stock, we will make a total of $10 million in loans available to such employees prior to the completion of this offering. These loans will have a four-year term and will be secured by all of the restricted stock held by each employee receiving such a loan. The loans will bear a fixed rate of interest equal to the applicable federal rate as defined in the Internal Revenue Code on the date a loan is made, with only interest payable during the term of the loan and all principal due on the fourth anniversary of the loan date. We also will make cash payments totaling
approximately $   to some of our employees to allow them to satisfy their tax liabilities associated with the grants of Tier I restricted common stock and Tier II restricted common stock.

Termination of Warrants
    Under the 1940 Act, business development companies are not permitted to have any options or warrants outstanding with exercise prices below fair market value at the time we elect to be regulated as a business development company under the 1940 Act. As a result of negotiations, prior to the completion of this offering, we will issue 68,930 shares of our common stock for the termination of all warrants held by First Union Corporation without regard to exercise price. These warrants consist of warrants to purchase 226,000 shares of our common stock at an exercise price of $20.00 per share, 186,000 shares at $30.00 per share and 104,000 shares at $40.00 per share. The total number of shares to be issued for the termination of the warrants was based on the Black-Scholes option-pricing model and assumptions negotiated with First Union Corporation and approved by our board of directors. First Union Securities, Inc., an affiliate of First Union Corporation, is an underwriter of this offering.

                       Adoption of 1940 Act Requirements
    For regulatory purposes, we will be registered under the 1940 Act as a closed-end investment company for the period from the time our registration statement for this offering of common stock becomes effective until the completion of this offering. After the completion of this offering, we will elect to be regulated as a business development company. We do not believe our status as a registered closed-end investment company during the period prior to our election to be regulated as a business development company will have an on-going effect on our operations as a business development company.

    As a business development company, we are required to have a majority of directors who are not "interested" persons of MCG Capital under the 1940 Act. Prior to the completion of this offering, our board will be reconstituted so that it will have such a majority. In addition, prior to our election to be treated as a business development company, the newly constituted board will take action to comply with the 1940 Act, including the adoption of a code of ethics, fidelity bond and custody arrangements.

  REPORT OF INDEPENDENT AUDITORS ON PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                             STATEMENTS (UNAUDITED)

    [To be filed by amendment]

       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

    The following tables present (i) our historical condensed consolidated statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000, and the unaudited historical condensed consolidated balance sheet as of March 31, 2001, (ii) our unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000 giving effect to the pro forma adjustments described below, and (iii) our unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 giving effect to the pro forma adjustments described below. The pro forma condensed statements of income were prepared assuming that the pro forma adjustments had occurred on January 1, 2000. The pro forma condensed balance sheet was prepared assuming that the pro forma adjustments had occurred March 31, 2001.

    These pro forma condensed consolidated financial statements reflect the following:

  . changes in accounting principles as a result of our election to be treated as a business development company, which requires all of our investments to be carried at market value, or for investments with no ascertainable market value, fair value as determined by our board of directors;

  . income tax consequences of our election to be treated as a regulated investment company;

  . impact of a reduction of our borrowings, since, as a business development company, we must maintain an asset coverage ratio of at least 200% of our borrowings;

  . impact of the termination of our stock option plan and issuance, prior to the completion of this offering, of restricted stock to our employees for the termination of all outstanding options as described earlier under "Conversion to Business Development Company and Regulated Investment Company Status--Changes in Capital Structure--Termination of Stock Option Plan";

  . impact of the issuance prior to the completion of the offering of 68,930 shares of common stock to First Union Corporation for the termination of all outstanding warrants to purchase 516,000 shares of our common stock;

  . the receipt of cash proceeds from the sale of common stock in connection with this offering and application of the net proceeds; and

  . impact of the cash distribution to be paid to current stockholders to cover tax liability associated with our declaration of a dividend in the amount of our estimated earnings and profits attributable to the period prior to the completion of this offering.

    The pro forma condensed consolidated financial statements reflect the consolidation of our wholly owned special purpose financing subsidiaries, MCG Finance Corporation and MCG Finance Corporation II and such subsidiaries will continue to be consolidated with MCG Capital for financial reporting purposes after this offering.

    In addition, we are taking actions to restructure MCG Finance Corporation and MCG Finance Corporation II so that each will no longer be subject to corporate-level tax, which actions we expect to complete prior to our election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, the pro forma condensed consolidated financial statements reflect the removal of this income tax expense.

    The pro forma condensed consolidated financial statements presented below do not purport to represent what the results of operations or financial results would actually have been if the pro forma adjustments had occurred on the dates referred to above or to be indicative of our future results of operations or financial position. The pro forma adjustments are based upon available information and certain assumptions that we believe are factually supportable and reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations", our historical financial statements and the related notes thereto appearing elsewhere in this prospectus.

      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

                     (in thousands, except per share data)

                                         Three months ended March 31, 2001
                          ----------------------------------------------------------------
                                                  Pro Forma
                                                    after
                                     Conversion- Conversion- Termination  Offering-
                                       Related     Related    of Stock     Related    Pro
                          Historical Adjustments Adjustments   Options   Adjustments Forma
                          ---------- ----------- ----------- ----------- ----------- -----
Commercial loan interest
 and fee income.........   $17,596                 $17,596
Interest expense........     7,530                   7,530                      G
                           -------     -------     -------       ---         ---      ---
Net interest income.....    10,066                  10,066
Provision for loan
 losses.................     1,015     $(1,015)A       --
                           -------     -------     -------       ---         ---      ---
Net interest income
 after provision for
 loan losses............     9,051       1,015      10,066
Other income............       316                     316
Operating expenses:
Employee compensation...     2,195                   2,195          D


Other operating
 expenses...............     1,112                   1,112
                           -------     -------     -------       ---         ---      ---
Total operating
 expenses...............     3,307                   3,307
                           -------     -------     -------       ---         ---      ---
Operating income before
 realized and unrealized
 gains and losses.......     6,060       1,015       7,075
Realized gains (losses)
 on investments.........      (300)                   (300)
Unrealized appreciation
 (depreciation) on
 investments............       238      (1,894)B    (1,656)
                           -------     -------     -------       ---         ---      ---
Income before income
 taxes and cumulative
 effect of accounting
 change.................     5,998        (879)      5,119
Income tax expense......     2,445      (2,445)C       --
                           -------     -------     -------       ---         ---      ---
Income before cumulative
 effect of accounting
 change (historical)/Net
 increase in
 stockholders' equity
 (pro forma)............   $ 3,553     $ 1,566     $ 5,119
                           =======     =======     =======       ===         ===      ===
Earnings per common
 share:
Operating income before
 realized and unrealized
 gains and losses
Basic...................   $  0.48                 $  0.56
Diluted.................      0.48                    0.56
Income before cumulative
 effect of accounting
 change (historical)/Net
 increase in
 stockholders' equity
 (pro forma)
Basic...................   $  0.28                 $  0.40
Diluted.................      0.28                    0.40
Weighted average common
 shares and common share
 equivalents
Basic...................    12,672                  12,672         F            H
Diluted.................    12,691                  12,691         F            H

      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

                     (in thousands, except per share data)

                                            Year ended December 31, 2000
                          ----------------------------------------------------------------
                                                  Pro Forma
                                                    after
                                     Conversion- Conversion- Termination  Offering-
                                       Related     Related    of Stock     Related    Pro
                          Historical Adjustments Adjustments   Options   Adjustments Forma
                          ---------- ----------- ----------- ----------- ----------- -----
Commercial loan interest
 and fee income.........   $62,621                 $62,621
Interest expense........    26,648                  26,648                      G
                           -------     -------     -------       ---        ----     ----
Net interest income.....    35,973                  35,973
Provision for loan
 losses.................     5,421     $(5,421)A       --
                           -------     -------     -------       ---        ----     ----
Net interest income
 after provision for
 loan losses............    30,552       5,421      35,973
Other income............     1,129                   1,129
Operating expenses:
Employee compensation...     6,996                   6,996          D
                                                                    E
                                                                    E
Other operating
 expenses...............     3,043                   3,043
                           -------     -------     -------       ---        ----     ----
Total operating
 expenses...............    10,039                  10,039
                           -------     -------     -------       ---        ----     ----
Operating income before
 realized and unrealized
 gains and losses.......    21,642       5,421      27,063
Realized gains (losses)
 on investments.........     2,099         --        2,099
Unrealized appreciation
 (depreciation) on
 investments............       --       (7,988)B    (7,988)
                           -------     -------     -------       ---        ----     ----
Income before income
 taxes .................    23,741      (2,567)     21,174
Income tax expense......     9,670      (9,670)C       --
                           -------     -------     -------       ---        ----     ----
Net income
 (historical)/Net
 increase in
 stockholders' equity
 (pro forma)............   $14,071     $ 7,103     $21,174
                           =======     =======     =======       ===        ====     ====
Earnings per common
 share:
Operating income before
 realized and unrealized
 gains and losses
Basic...................   $  2.07                 $  2.59
Diluted.................      2.07                    2.59
Net income
 (historical)/Net
 increase in
 stockholders' equity
 (pro forma)
Basic...................   $  1.35                 $  2.03
Diluted.................      1.35                    2.03
Weighted average common
 shares and common share
 equivalents
Basic...................    10,435                  10,435         F            H
Diluted.................    10,453                  10,453         F            H

 Notes to Pro Forma Condensed Consolidated Statements of Operations (Unaudited)

                     (in thousands, except per share data)

Conversion-Related Adjustments


A   Represents elimination of provision for loan losses.

B Represents recording of unrealized appreciation or depreciation as a result of carrying all investments at fair value or market value, as applicable.

                                                         March 31, December 31,
                                                           2001        2000
                                                         --------- ------------
     Unrealized (depreciation) appreciation on
      investments at beginning of period..............    $  (150)   $10,306
     Less: Unrealized (depreciation) appreciation at
         beginning of period of investments realized
         during the period............................       (182)     2,468
     Unrealized (depreciation) on investments during
      the period......................................     (1,656)    (7,988)
                                                          -------    -------
     Unrealized (depreciation) on investments at end
      of period.......................................    $(1,624)   $  (150)
                                                          =======    =======
     Unrealized (depreciation) on investments during
      the period......................................    $(1,656)   $(7,988)
     Less: Unrealized appreciation recorded in the
         historical statement of operations during the
         period.......................................        238        --
                                                          -------    -------
     Conversion-related adjustment for the period.....    $(1,894)   $(7,988)
                                                          =======    =======

    For the year ended December 31, 1999, the unrealized appreciation on investments was $13,297.

C Represents elimination of our income tax expense because as a regulated investment company under Subchapter M of the Internal Revenue Code we will be subject to taxes only on our undistributed income, so long as we meet certain minimum distribution requirements. We intend to distribute all of our income, except for certain realized net capital gains. We intend to make deemed (rather than actual) distributions of our net capital gains, and we will therefore have to pay income tax on those capital gains. Because our stockholders will be entitled to a tax credit equal to the income taxes we pay on these gains, this expense is not reflected in the Pro Forma Condensed Consolidated Statements of Operations (Unaudited), but rather would be recorded as a reduction of retained earnings.

       Notes to Pro Forma Condensed Consolidated Statements of Operations
                            (Unaudited)--(Continued)

                     (in thousands, except per share data)


Termination of Stock Options

D Represents recording of compensation expense associated with issuance of restricted common stock to employees.

                                                       March 31, December 31,
                                                         2001        2000
                                                       --------- ------------
   Amortization of Tier I restricted common stock
    issued to employees--3 year time based
    forfeiture........................................
   Amortization of Tier II restricted common stock
    issued to employees--4 year time based
    forfeiture........................................
   Amortization of Tier III restricted common stock
    issued to employees--4 year time and specified
    criteria based forfeiture(1)......................    --          --
   Dividends on Tier III restricted common stock......
                                                         ----        ----
                                                         ====        ====
   Tier I restricted common stock issued to
    employees--3 year time based forfeiture...........
   Price per share....................................
                                                         ----        ----
   Value of Tier I restricted common stock issued to
    employees.........................................
   Forfeiture percentage (3 year forfeiture)..........
                                                         ----        ----
   Amortization expense...............................
                                                         ====        ====
   Tier II restricted common stock issued to
    employees--4 year time based forfeiture...........
   Price per share....................................
                                                         ----        ----
   Value of Tier II restricted common stock issued to
    employees.........................................
   Forfeiture percentage (4 year forfeiture)..........
                                                         ----        ----
   Amortization expense...............................
                                                         ====        ====
   Tier III restricted common stock issued to
    employees ........................................
   Price per share....................................
                                                         ----        ----
   Value of total restricted common stock.............
   Dividend rate......................................
                                                         ----        ----
   Dividends on Tier III restricted common stock......
                                                         ====        ====

--------
(1) Because we have assumed that it is not probable that the specified criteria will be met, no compensation expense has been reflected for the Tier III restricted common stock.

E Represents payments to employees for taxes associated with restricted common stock grant discussed in Note D above and elimination of this amount as it will not have ongoing impact to the Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

       Notes to Pro Forma Condensed Consolidated Statements of Operations
                            (Unaudited)--(Continued)

                     (in thousands, except per share data)

F Represents additional common stock outstanding from issuance of restricted common stock and termination of stock options.

                                                        March 31, December 31,
                                                          2001        2000
                                                        --------- ------------
   Average restricted common stock issued to employees
    and not subject to forfeiture(1)..................
   Common stock issued to First Union.................
                                                          ----        ----
   Total additional common shares--basic..............
   Impact of elimination of dilutive stock options....
                                                          ----        ----
   Total additional common shares--diluted............
                                                          ====        ====

  --------
  (1) Tier III restricted common stock is not included because we have assumed that it is not probable that the specified criteria will be met.

Offering-Related Adjustments

G Represents reduction of interest expense associated with decrease in borrowings. As a business development company, we will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. A portion of the proceeds will be used to pay down the borrowing facility between MCG Finance Corporation and Heller Financial, Inc., as agent.

                                                        March 31, December 31,
                                                          2001        2000
                                                        --------- ------------
   Reduction of average borrowings ....................
   Average historical interest rate on borrowings from
    Heller Financial, Inc., as agent...................
                                                         -------     -----
   Interest expense reduction..........................
                                                         =======     =====

H Represents additional common stock outstanding as a result of the offering and the corresponding reduction in borrowings associated with our election as a business development company.

                                                          March 31, December 31,
                                                            2001        2001
                                                          --------- ------------
   Reduction of average borrowings ......................
   Net proceeds per common share.........................
                                                           -------    -------
   Additional common shares..............................
                                                           =======    =======

  The amount of debt we employ will vary. The following table provides a sensitivity analysis to our pro forma net interest income, operating income before investment activity, net income and per share information for differing asset coverage ratios.

                                                  333%      250%      200%
                                                --------- --------- ---------
    Three months ended March 31 and year ended
            December 31, respectively           2001 2000 2001 2000 2001 2000
    ------------------------------------------  ---- ---- ---- ---- ---- ----
   Net interest income.........................
   Operating income before investment
    activity...................................
   Net income..................................

   Earnings per common share:
   Operating income before investment
    activity...................................
   Net income..................................

           Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

                     (in thousands, except per share data)

                                                     March 31, 2001
                          --------------------------------------------------------------------
                                                  Pro Forma
                                                    after    Termination
                                     Conversion- Conversion-  of Stock    Offering-
                                       Related     Related   Options and   Related
                          Historical Adjustments Adjustments  Warrants   Adjustments Pro Forma
                          ---------- ----------- ----------- ----------- ----------- ---------
Assets
Cash....................   $ 13,924    $(4,320)A  $  9,604          G            J
Commercial loans, net of
 unearned income........    543,540     (5,500)B   538,040
Less: Allowance for loan
 losses.................    (10,649)    10,649 C       --
                           --------    -------    --------       ---         ---        ---
Net loans...............    532,891      5,149     538,040
Investment in equity
 securities.............     11,713       (958)B    10,755
Premises and equipment,
 net....................        461                    461
Interest receivable.....      6,872                  6,872
Employee loans..........                                            G
Debt issuance cost,
 net....................      2,500                  2,500
Deferred income taxes...      3,493     (5,756)D    (2,263)
Goodwill, net...........      4,094                  4,094
Other assets............        978                    978
                           --------    -------    --------       ---         ---        ---
Total assets............   $576,926    $(5,885)   $571,041
                           ========    =======    ========       ===         ===        ===
Liabilities
Borrowings..............   $402,465               $402,465                      J
Interest payable........      1,641                  1,641
Other liabilities.......      8,024                  8,024
                           --------    -------    --------       ---         ---        ---
Total liabilities.......    412,130                412,130

Stockholders' equity
Preferred stock.........        --                     --
Common Stock:
  Class A...............         68        (68)E       --
  Class B...............          5         (5)E       --
  Class C...............        --         127 E       127          H

                                                                    I
                                                                                 J
  Class D...............          7         (7)E       --
  Class E...............         47        (47)E       --
Paid-in capital.........    138,624                138,624          H
                                                                    I
                                                                                 J
Stockholder loans.......       (747)                  (747)
Deferred compensation...                               --           H
Retained earnings.......     25,843     (4,320)A    22,531
                                        10,649 C
                                        (6,403)D
                                        (3,238)F
Other cumulative
 comprehensive income
 (historical)/Unrealized
 (depreciation)
 appreciation on
 investments
 (pro forma)............        949     (6,458)B    (1,624)
                                           647 D
                                         3,238 F
                           --------    -------    --------       ---         ---        ---
Total stockholders'
 equity.................    164,796     (5,885)    158,911
                           --------    -------    --------       ---         ---        ---
Total liabilities and
 stockholders' equity...   $576,926    $(5,885)   $571,041
                           ========    =======    ========       ===         ===        ===

             Notes to Pro Forma Condensed Balance Sheet (Unaudited)

                     (in thousands, except per share data)

Conversion-Related Adjustments

A Represents estimated cash distribution to be paid to current stockholders to cover tax liability associated with our declarations of a dividend to them of our undistributed earnings and profits immediately prior to our election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

   Undistributed earnings and profits................................... $9,000
   Tax rate.............................................................     48%
                                                                         ------
   Cash distribution to stockholders.................................... $4,320
                                                                         ======

B Represents adjustment of our loans and other investments to fair value or market value, as applicable. As a business development company, we will be required to carry our investments at fair value or market value, as applicable. See footnote B to Notes to Pro Forma Condensed Consolidated Statements of Operations (Unaudited).

C   Represents elimination of allowance for loan losses.

D Represents elimination of deferred income taxes, except for those related to built-in gains of $5,657, upon election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

E Represents conversion of Classes A, B, D and E common stock into common stock without preference on a one to one ratio.

F Represents adjustment to reclassify unrealized appreciation of investments previously recognized through the statements of operations to unrealized (depreciation) appreciation on investments. Prior to our election to be treated as a business development company, certain of our investments were required to be recorded at fair value, with any adjustments recorded through the statements of operations. As a business development company, fair value or market value adjustments, as applicable, would be recorded through unrealized (depreciation) appreciation on investments until realized.

Termination of Stock Options and Warrants

G Represents extension of loans to employees for employee tax liability associated with restricted common stock grant discussed in note H below.

H Represents issuance of restricted common stock to employees for termination of 1,894 options to purchase common stock.

   Restricted common stock issued to employees:
     Tier I..............................................................
     Tier II.............................................................
     Tier III............................................................
                                                                          ------
   Price per share.......................................................
                                                                          ------
   Value of restricted common stock issued...............................
   Less: $.01 par value..................................................
                                                                          ------
   Paid-in capital.......................................................
                                                                          ======

                     (in thousands, except per share data)


I Represents issuance of common stock to First Union Corporation for termination of warrants to purchase our common stock. The warrants were granted as part of the consideration given to First Union in connection with the purchase of assets on June 24, 1998.

   Issuance of common stock............................................
   Par value per share.................................................
                                                                        -------
   Par value of common stock issued to First Union.....................
                                                                        =======

Offering-Related Adjustments

J Represents estimated net proceeds from common stock offering and application of proceeds:

   Common shares.......................................................
   Offering price......................................................
                                                                        -------
   Gross proceeds......................................................
   Estimated fees and expenses:
    Underwriting discount..............................................
    Transaction expenses...............................................
                                                                        -------
   Net proceeds........................................................
                                                                        =======

                                USE OF PROCEEDS

    We estimate that our net proceeds from the sale of the     shares of common
stock we are offering at an assumed initial public offering price of $    per
share will be approximately $    million (and approximately $    million, if
the underwriters' option is exercised). We intend to use approximately $    of
the net proceeds from this offering to repay amounts outstanding under our $400 million senior secured multi-bank credit facility with Heller Financial, Inc., as agent. The facility is scheduled to expire on January 2, 2002. At March 31, 2001 the interest rate on this facility was 7.07% and there was approximately $327 million outstanding.

    We also will use approximately $    of the net proceeds to fund the
distributions of our estimated "earnings and profits" to our existing stockholders. See "Conversion to Business Development Company and Regulated Investment Company Status--Declaration and Payment of Dividends Representing
Retained Earnings". We will use approximately $   of the net proceeds to pay
income taxes owed by certain of our employees with respect to the restricted stock received for termination of their options under our stock option plan and
approximately $   of the net proceeds to make loans to other employees to pay income taxes owed by them with respect to the restricted stock received for termination of their options under our stock option plan. We will use any remaining proceeds for working capital and general corporate purposes, including to originate loans to and investments in small- and medium-sized private companies.

    We anticipate that substantially all of the net proceeds of this offering will be used for the purposes described within twelve months of the completion of this offering, depending on the availability of appropriate investment opportunities and other market conditions. The 1940 Act requires us to use the proceeds within two years of the completion of this offering, and we believe we will be able to do so in that time frame. Pending investment, we intend to invest the net proceeds of the offering in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are held in time deposits and other short-term instruments.

                                 DISTRIBUTIONS

    We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. Our board intends to establish a distribution policy for 2001 to review and consider adjusting the distribution rate on a quarterly basis. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to treat the capital gains retained as a deemed distribution to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You will also receive a tax credit equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Certain Federal Income Tax Considerations". The first distribution to all stockholders is expected to be declared shortly after January 1, 2002, and will include the distribution of earnings and profits for the period from the completion of this offering to the effective date of MCG Capital's election to be treated as a regulated investment company. Our ability to make distributions is limited by asset coverage requirements under the 1940 Act. For a more detailed discussion, see "Regulation as a Business Development Company".

    Covenants in our credit facilities currently limit the ability of MCG Finance Corporation, MCG Finance Corporation II and our securitization trust to make distributions to MCG Capital, which could affect our ability to make distributions to our stockholders.

    We have adopted an "opt out" dividend reinvestment plan for our common stockholders. Under the plan, if your shares of our common stock are registered in your name, your distributions will be automatically reinvested in additional shares of common stock unless you "opt out" of the dividend reinvestment plan. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the reinvestment plan on the stockholder's behalf. For a description of the plan, see "Dividend Reinvestment Plan".

                                 CAPITALIZATION

    The following table sets forth our capitalization as of March 31, 2001:

  .  on an actual basis;

  .  on a pro forma basis to reflect:

     . the conversion of our Class A, B, D and E common stock outstanding into 12,671,887 shares of one class of common stock without preference on a one to one conversion ratio prior to the completion of this offering;

     . the issuance of 1,608,781 shares of common stock for the termination of all options outstanding under our stock option plan and the termination of all of the outstanding warrants to purchase common stock held by First Union Corporation prior to the completion of this offering;

  .  on a pro forma as adjusted basis to reflect:

     .  the sale of     shares of common stock in this offering at an
        assumed initial public offering price of $   per share, the mid-
        point of the price range shown on the cover page of this prospectus, after deducting the estimated underwriting discount and offering expenses and the application of net proceeds to pay down the credit facility with Heller Financial, Inc., as agent.

                                                         March 31, 2001
                                                  -----------------------------
                                                              Pro    Pro Forma
                                                   Actual    Forma  As Adjusted
                                                  --------  ------- -----------
                                                         (in thousands,
                                                   except per share amounts)
Notes payable.................................... $327,079  $        $
Credit facility..................................   75,386
Interest payable and other liabilities...........    9,665
Stockholder's Equity:
Preferred Stock, par value $.01, authorized 1
 shares, none issued and outstanding.............      --
Common Stock
  Class A, par value $.01, 12,000 shares
   authorized, 6,831 (actual) and 0 (pro forma)
   issued and outstanding........................       68
  Class B, par value $.01, 500 shares authorized,
   463 (actual) and 0 (pro forma) issued and
   outstanding...................................        5
  Class C, par value $.01, 20,000 shares
   authorized, none (actual) and     (pro forma)
   issued and outstanding........................      --
  Class D, par value $.01, 2,200 shares
   authorized, 678 (actual) and 0 (pro forma)
   issued and outstanding........................        7
  Class E, par value $.01, 5,500 shares
   authorized, 4,700 (actual) and 0 (pro forma)
   issued and outstanding........................       47
  Additional paid-in capital.....................  138,624
  Stockholder loans..............................     (747)
  Retained earnings..............................   25,843
    Cumulative other comprehensive income........      949
                                                  --------  -------  --------
    Total stockholders' equity...................  164,796
                                                  --------  -------  --------
    Total capitalization......................... $576,926  $        $
                                                  ========  =======  ========

    The outstanding share information in the preceding table excludes shares of common stock that may be issued pursuant to the underwriters' option to purchase additional shares of common stock from us at the initial public offering price less the underwriters' discount.

                                    DILUTION

    If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as adjusted net asset value per share of our common stock immediately after this offering.

    Net asset value represents the amount of our total assets less our total liabilities. The net asset value of our common stock as of March 31, 2001 was $164.8 million, or approximately $13.01 per share. Our pro forma net asset
value per share at March 31, 2001 was approximately $      per share, giving
effect to the following:

  . the conversion of our Class A, B, D and E common stock outstanding as of March 31, 2001 into 12,671,887 shares of common stock prior to the completion of this offering;

  . the issuance of 1,539,851 shares of our common stock for the termination of all options outstanding under our stock option plan; and

  . the issuance of 68,930 shares of our common stock for the termination of all of our outstanding warrants to purchase common stock held by First Union Corporation prior to the completion of this offering.

    Dilution in net asset value per share represents the difference between the amount per share paid by purchasers of shares of common stock in this offering and the net asset value per share of common stock immediately after the completion of this offering.

    After giving effect to the issuance and sale of the shares of common stock
offered by us in this offering at an initial offering price of $   per share,
the midpoint of the range shown on the cover page of this prospectus, and after deducting the estimated underwriting discount and offering expenses payable by us, our pro forma net asset value as of March 31, 2001 would have been $
million, or $    per share. This represents an immediate increase in pro forma
net asset value of $    per share to existing stockholders and an immediate
dilution of $    per share to new investors purchasing shares in this offering.
If the initial public offering price is higher or lower, the dilution to the new investors will be greater or less, respectively. The following table illustrates this per share dilution:

   Assumed initial public offering price per share..........           $
     Net asset value per share as of March 31, 2001.........  $
                                                              --------
     Increase in pro forma net asset value per share
      attributable to new investors in this offering........  $
   Pro forma as adjusted net asset value per share after the
    offering................................................           $
   Dilution per share to new investors in this offering.....           $
                                                                       ========

    The following table summarizes, as of March 31, 2001, on the basis described above, the total number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid to us by the existing stockholders and by the investors purchasing shares of common stock in this offering. The calculation below is based on an assumed initial public offering price
of $    per share, the mid-point of the price range shown on the cover page of this prospectus, before deducting the estimated underwriting discount and offering expenses payable by us:

                                           Shares            Total       Average
                                          Purchased      Consideration    Price
                                       ---------------  ----------------   Per
                                       Number  Percent   Amount  Percent  Share
                                       ------- -------  -------- ------- -------
Existing stockholders.................                % $              % $
New Investors.........................
                                       ------- -------  --------  -----
  Total...............................                  $                $
                                       ======= =======  ========  =====

    To the extent the underwriters' option is exercised, there will be further dilution to new public investors.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

                                    Overview

    The information contained in this section should be read in conjunction with the Selected Consolidated Financial and Other Data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus. After the completion of this offering, we will be an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. Effective as of January 1, 2002, MCG Capital will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, we will be required to change some of the accounting principles used to prepare the historical consolidated financial statements discussed in this section. See "Conversion to Business Development Company and Regulated Investment Company Status". From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax during this period due to deductions arising from our issuance of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods.

    We are a solutions-focused financial services company providing financing for companies throughout the United States in the media, communications, technology and information services industry sectors. We, and our wholly-owned subsidiary, MCG Finance Corporation, were established to facilitate the purchase of media assets, consisting primarily of loans, from First Union National Bank on June 24, 1998. Prior to this purchase, we conducted our business as a division of Signet Bank. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation on November 28, 1997. MCG Finance purchased all of the operating and investment assets of the division on June 24, 1998, except for a portion of the media loan portfolio totaling approximately $116 million at December 31, 1997, which was retained by First Union National Bank.

    The results of operations for 1998 are divided into a predecessor period, representing the period from January 1, 1998 to June 24, 1998, the date of the purchase from First Union National Bank, and a successor period, covering June 25, 1998 to December 31, 1998. The predecessor period reflects the revenue and direct and indirect expenses associated with the operations of the division, excluding amounts related to certain assets of the division retained by First Union National Bank, and assuming a debt and equity allocation consistent with that which would be possible if the division were a separate stand-alone entity. For a more detailed description of the basis of preparation of our financial statements for the predecessor period, see Note A of our "Consolidated Financial Statements". The successor period reflects the actual revenue, expenses, and capitalization of MCG Capital as a separate company. The comparisons below include the full year 1998 and include both the successor and predecessor periods.

    Our earnings depend primarily on the level of interest and related portfolio income and net realized and unrealized gains earned on our investment portfolio after deducting interest paid on borrowed capital and operating expenses. Interest income results from the stated interest rate earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio multiplied by the weighted average yield of the interest-bearing portfolio.

Portfolio Composition

    Our primary business is lending to and investing in businesses, primarily in the media, communications, technology and information services industry sectors, through investments in senior debt, subordinated debt and equity-based investments, including warrant positions and equity appreciation rights. After this offering, we intend to gradually increase our level of subordinated debt and equity-based investments, primarily to our existing customers. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans. The total portfolio carrying value of investments in publicly traded and non-publicly traded securities was $566.2 million, $510.9 million, $313.4 million and $184.2 million at March 31, 2001 and December 31, 2000, 1999 and 1998, respectively. The increase in the value of investments during each period is primarily attributable to originated senior debt securities.

    Total portfolio investment activity and yields as of and for the three months ended March 31, 2001 and years ended December 31, 2000, 1999 and 1998 were as follows:

                                   March 31, December 31, December 31, December 31,
                                     2001        2000         1999       1998(1)
                                   --------- ------------ ------------ ------------
                                                    (in millions)
   Beginning Portfolio at
    Carrying Value...............   $510.9      $313.4       $184.2       $    0
   Originations/Draws/Purchases..     55.8       258.1        164.5        210.2
   Pay-offs......................     (4.0)      (60.7)       (35.3)       (26.0)
   Charge-offs/Write-downs.......     (0.7)       (0.5)         --           --
   Unrealized Gains/Losses.......      4.2         0.6          --           --
                                    ------      ------       ------       ------
   Ending Portfolio at Carrying
    Value........................   $566.2      $510.9       $313.4       $184.2
                                    ======      ======       ======       ======

--------
(1)Since inception date of June 24, 1998.

    As of March 31, 2001 and December 31, 2000, 1999 and 1998 the composition of our portfolio of publicly and non-publicly traded securities at cost and fair value was as follows:

                                                                             Growth Rate
                            March 31, December 31, December 31, December 31, (12/31/98-
   Cost                       2001        2000         1999         1998      3/31/01)
   ----                     --------- ------------ ------------ ------------ -----------
   Senior Debt.............   97.5%       97.4%        97.1%        96.6%        63.0%
   Subordinated Debt.......    1.3         1.4          2.1          3.1         12.1
   Equity..................    0.9         1.0          0.6          0.0         (1)
   Warrants to Acquire
    Equity.................    0.3         0.2          0.2          0.3         63.0
   Equity Appreciation
    Rights.................    0.0         0.0          0.0          0.0         (1)
                                                                             Growth Rate
                            March 31, December 31, December 31, December 31, (12/31/98-
   Fair Value                 2001        2000         1999         1998      3/31/01)
   ----------               --------- ------------ ------------ ------------ -----------
   Senior Debt.............   96.8%       96.8%        93.7%        96.5%        63.3%
   Subordinated Debt.......    1.3         1.4          2.0          3.1         12.1
   Equity..................    0.9         0.9          0.6          0.0         (1)
   Warrants to Acquire
    Equity.................    0.9         0.8          3.6          0.4        136.7
   Equity Appreciation
    Rights.................    0.1         0.1          0.1          0.0         (1)

--------
(1)Not meaningful because beginning balance is zero.

    Substantially all of our commercial loans bear interest at LIBOR-based variable rates, which include a base index rate and a spread which changes with the overall financial and operational performance of the customer. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer's business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer's plan.

    At March 31, 2001, approximately 1.64% of our outstanding loans were associated with contracted payment-in-kind interest arrangements, which represent contractual interest added to the loan balance and due at the end of the loan term.

    The majority of our non-loan investments are either warrants to acquire equity interests or equity appreciation rights. This allows us to participate in positive changes in the value of the portfolio company, while minimizing the amount of upfront cost to us.

Net Income

    Net income represents our earnings after deducting all operating expenses and income taxes.

Net Interest Income

    Net interest income is commercial loan interest and fee amortization earned from our commercial loan operations less interest expense on borrowings, including the amortization of deferred debt issuance cost. Most of our loans impose interest at variable rates that generally adjust either monthly or quarterly. Most of our loans also contain features that adjust the rate margin based on the financial performance of the customer, which generally occurs quarterly.

Provision for Loan Losses

    The provision for loan losses represents the charge to income necessary to maintain the allowance for loan losses at an adequate level. For more information regarding the adequacy of the allowance for loan losses, see "-- Asset Quality". Upon electing to be a business development company, in accordance with generally accepted accounting for investment companies, we will no longer provide an allowance for loan losses, as all investments will be accounted for at fair value.

Other Income

    Other income consists of gains on the sale of warrants and other equity securities, earnings from cash deposits, advisory fees, and other miscellaneous fees not attributable to our commercial loan operations.

Operating Expenses

    Operating expenses include employee compensation and benefits, occupancy costs, professional fees, travel and entertainment, general and administrative expenses, marketing and research, and depreciation and amortization.

Income Taxes

    We accrue federal and state income tax expense at the calculated effective tax rate for the period. This rate is affected by the level of our income and by federal and state income tax rates. As of January 1, 2002, as a regulated investment company, we will generally not be subject to taxation to the extent income is distributed to stockholders and we meet minimum dividend distributions and other requirements. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax during this period due to deductions arising from our transfer of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods.

                             Results of Operations

            Comparison of three months ended March 31, 2001 and 2000

Net Income

    Net income increased approximately $2.5 million or 89.3%, from approximately $2.8 million or $0.37 per share, for the three months ended March 31, 2000 to approximately $5.3 million or $0.42 per share, for the three months ended March 31, 2001. The increase in net income was primarily attributable to an increase in unrealized warrant gains due to the adoption of SFAS No. 133, and increases in interest and fee income associated with loan growth offset by increased operating and interest expenses.

Net Interest Income

    Net interest income increased approximately $4.9 million or 94.2%, from approximately $5.2 million for the three months ended March 31, 2000 to approximately $10.1 million for the three months ended March 31, 2001. The increase was due largely to an increase in average loans outstanding and, to a lesser extent, a higher net interest margin.

    The change in net interest income attributable to changes in yield and rate versus volume of interest earning assets and interest bearing liabilities was approximately as follows:

                                                  Three months ended March 31,
                                                          2001 vs. 2000
                                                  -----------------------------
                                                                 Change(1)
                                                            -------------------
                                                  Increase  Volume  Yield/Rate
                                                  --------  ------  ----------
                                                         (in thousands)
Interest and fee income:
  Commercial loans...............................  $6,883    6,231     $652
Interest expense:
  Borrowings.....................................   2,001    2,240     (239)

--------
(1) The changes in interest and fee income and interest expense due to both volume and yield/rate have been allocated in proportion to the absolute dollar amounts of the change due to each.

Other Income

    Other income decreased approximately $2.2 million or 88.0%, from approximately $2.5 million for the three months ended March 31, 2000 to approximately $0.3 million for the three months ended March 31, 2001. The change was due to a decrease of approximately $2.8 million in realized investment gains primarily related to warrant gains in the first quarter of 2000, an increase of approximately $238,000 in unrealized investment gains due to the adoption of SFAS No. 133 during the first quarter of 2001 and an increase of approximately $279,000 due to higher earnings on cash balances due to higher levels of cash on hand. SFAS No. 133 requires, among other things, that we record and carry all of our investments which qualify as derivatives under the Statement at fair value with changes recorded each period through the income statement. The unrealized gain at the date of adoption, January 1, 2001, was recorded as a cumulative effect of an accounting change on the income statement, net of tax.

Operating Expenses

    Operating expenses increased approximately $1.1 million or 50.0%, from approximately $2.2 million for the three months ended March 31, 2000 to approximately $3.3 million for the three months ended March 31, 2001. The increase was primarily due to increases in employee compensation of approximately $700,000, or 46.8%, and general and administrative expenses of approximately $192,000, or 66.9%. The change in these expenses and other operating expenses, in general, was due to an expanded level of operations with the growth in managed assets, including an increase in employees of 25.6% from 39 at March 31, 2000 to 49 at March 31, 2001 and an increase in office space.

Income Taxes

    Our effective tax rate increased from 40.2% for the three months ended March 31, 2000 to 40.8% for the three months ended March 31, 2001. The increase was primarily attributable to higher state income tax expense. As of January 1, 2002, as a regulated investment company, we will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distributions and other requirements. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax during this period due to deductions arising from our issuance of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods.

        Comparison of the Years Ended December 31, 2000, 1999, and 1998

Net Income

    Net income increased approximately $8.3 million or 143.1%, from approximately $5.8 million, or $0.87 per share, for the year ended December 31, 1999 to approximately $14.1 million, or $1.35 per share, for the year ended December 31, 2000. The increase in net income was primarily attributable to an increase in interest and fee income associated with loan growth offset by an increase in the provision for loan losses and operating and interest expenses.

    Net income increased approximately $3.0 million or 107.1%, from approximately $2.8 million for the full year ended December 31, 1998 to approximately $5.8 million, or $0.87 per share, for the year ended December 31, 1999. The full year 1998 included approximately $800,000 from the successor period and $2.0 million for the predecessor period. The increase in net income is primarily attributable to an increase in interest and fee income associated loan growth as well as approximately $3.8 million of pre-tax warrant gains offset by increased operating and interest expenses.

Net Interest Income

    Net interest income increased approximately $22.1 million or 159.0%, from approximately $13.9 million for the year ended December 31, 1999 to approximately $36.0 million for the year ended December 31, 2000. The increase is due to an increased volume of loans, higher net interest margins, and an increase in fees recognized in income on refinanced and paid-off loans.

    The net interest margin increased by 268 basis points from 5.86% in 1999 to 8.54% in 2000 with 157 of the 268 basis point increase reflecting deferred fee acceleration and ongoing fees from one customer. The remaining increase was primarily attributable to origination of new loans at yields in excess of the prior year's portfolio average.

    Net interest income increased approximately $6.3 million or 82.9%, from approximately $7.6 million for the full year ended December 31, 1998 to approximately $13.9 million for the year ended December 31, 1999. This increase was attributable to the increase in commercial loans outstanding, as well as higher yields and a lower average borrowing rate in 1999 of 8.3% compared to 8.5% in 1998.

    The change in net interest income attributable to changes in yield and rate versus volume of interest-earning assets and interest-bearing liabilities was approximately as follows:

                                          Year Ended December 31
                          ------------------------------------------------------
                                 2000 vs. 1999              1999 vs. 1998
                          --------------------------- --------------------------
                                       Change(1)                   Change(1)
                                   ------------------          -----------------
                          Increase Volume  Yield/Rate Increase Volume Yield/Rate
                          -------- ------- ---------- -------- ------ ----------
                                              (in thousands)
Interest and fee income:
 Commercial loans........ $34,365  $25,875   $8,490    $8,453  $4,674   $3,779
Interest expense:
 Borrowings..............  12,331   11,034    1,297     2,160   2,415     (255)

--------
(1) The changes in interest and fee income and interest expense due to both volume and yield/rate have been allocated in proportion to the absolute dollar amounts of the change due to each.

Other Income

    Other income decreased approximately $1.0 million or 23.8%, from approximately $4.2 million for the year ended December 31,1999 to approximately $3.2 million for the year ended December 31, 2000. The decrease reflected lower gains on the exercise and sale of warrants and sale of equity securities in 2000 as compared to 1999, partially offset by higher earnings on interest-bearing cash balances. Cash balances increased from approximately $10.0 million at December 31, 1999 to approximately $16.8 million at December 31, 2000.

    Other income increased approximately $3.8 million or 950.0%, from approximately $0.4 million for the full year ended December 31, 1998 to approximately $4.2 million for the year ended December 31, 1999. The increase was attributable to higher warrant gains of approximately $3.8 million during 1999.

Operating Expenses

    Operating expenses increased approximately $3.6 million or 56.3%, from approximately $6.4 million for the year ended December 31, 1999 to approximately $10.0 million for the year ended December 31, 2000. Contributing to the increase were higher employee compensation, which increased approximately $3.0 million or 75.0%, and higher occupancy expense, which increased approximately $0.2 million or 66.7%. The higher employee compensation was attributable to the increase in employees from 34 to 47, as well as higher incentive compensation relating to the growth in our operating profits. A significant portion of employee compensation is composed of incentive bonuses. The higher occupancy costs were related to expansion of the Arlington, Virginia facilities and the addition of the Boston, Massachusetts office.

    Operating expenses increased approximately $3.0 million or 88.2%, from approximately $3.4 million for the full year ended December 31, 1998 to approximately $6.4 million for the year ended December 31, 1999. The increase was primarily the result of increased compensation expense and depreciation and amortization expense. The increase in compensation expense relates to additional managing directors and underwriters and an increase in incentive compensation. The increase in depreciation and amortization related to goodwill amortization for a full year in 1999 versus six months in 1998.

Income Taxes

    Our effective tax rates for the years ended December 31, 2000, 1999 and 1998 were 40.7%, 40.4% and 39.8%, respectively. The effective rates include both federal and state income tax components. The increases in the effective tax rates for 2000 and 1999 are attributable to higher state income tax expense and the loss of the benefits of the graduated tax rates due to the higher levels of pre-tax income. As of January 1, 2002, as a regulated investment company, we will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax during this period due to deductions arising from our issuance of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods.

Asset Quality

    Asset quality is generally a function of our underwriting and ongoing management of the loan and equities portfolio. We have provided an allowance for loan losses estimated to be sufficient to absorb probable future losses, net of recoveries. Our allowance for loan losses as of March 31, 2001 and December 31, 2000 was approximately $10.6 million and $10.1 million respectively. This equates to an estimated 1.92% of commercial loans at March 31, 2001 and 2.00% of commercial loans at December 31, 2000. Our provision for loan losses for the three months ended March 31, 2001 and the years ended December 31, 2000, 1999 and 1998 was approximately $1.0 million, $5.4 million, $2.1 million, and $0.1 million, respectively. We charged off approximately $0.5 million of loans during the first quarter of 2001. We had no charge-offs during the years ended December 31, 2000, 1999 and 1998.

    Impaired loans (loans for which it is probable that not all amounts owed will be collected), which were also on non-accrual status, totaled approximately $7.3 and $13.2 million at March 31, 2001 and April 30, 2001, respectively. At December 31, 2000, 1999, and 1998, no loans were considered impaired or on non-accrual status. As of March 31, 2001, there were no loans greater than 90 days past due. We believe the allowance for loan losses is adequate to cover any losses inherent in these loans.

    With the growth of the commercial loan portfolio, many of the loans are not seasoned and, therefore, delinquencies and charge-offs could increase over the near term. We manage the concentrations in the portfolio, both on an individual loan basis and on a sector or industry basis, to attempt to minimize any losses due to specific customer issues or specific industry issues.

    The allowance for loan losses is maintained at a level estimated to be sufficient to absorb probable future losses, net of recoveries.

    The amount of allowance necessary is primarily based on historical loss statistics applied to the current loan portfolio, adjusted for any known problem loans or portfolio trends. Along with this quantitative information, qualitative information related to overall economic conditions and industry-specific economic, regulatory or other conditions is taken into consideration in determining the overall sufficiency of the allowance for loan losses. The overall level of allowance for loan losses as a percentage of commercial loans outstanding increased from approximately 1.50% at December 31, 1999 and 1.40% at December 31, 1998 to approximately 2.00% at December 31, 2000. This increase reflects management's consideration of the general risks associated with the slowdown during 2000 in the overall United States economy.

    In evaluating the adequacy of the allowance for loan losses, management estimates, based on historical experience, the probability of a default and the amount of loss in the event of default. Management also considers the following factors:

  . the conditions of the industries and geographic areas experiencing or expected to experience particular economic adversities;

  .  trends in delinquencies, bankruptcies and non-performing loans;

  .  trends in loan volume and size of credit risks;

  .  the degree of risk in the composition of the loan portfolio;

  .  current and anticipated economic conditions;

  .  credit evaluations; and

  .  underwriting policies.

    In certain loan arrangements, we receive warrants or other equity interests from the borrower. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments we receive at estimated fair value. Fair values are estimated using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for exercise restrictions or other terms that affect the value. When and if these interests become publicly traded securities, we account for them as securities available for sale under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Until then, we carry them at the amount recorded at the date of receipt unless the value is considered to be impaired, at which time the recorded value would be adjusted to reflect the net realizable value. SFAS Nos. 133 and 138, "Accounting for Certain Derivative Instruments and Hedging Activities" requires that we carry our warrant positions in public companies and non-public companies containing net settlement provisions at fair value with changes in fair value recorded to earnings.

    Upon conversion to business development company status, we will no longer record an allowance for loan losses. We will value each individual loan and investment on a quarterly basis based on market value if available or if there is no readily ascertainable market value, based on fair value as determined by our board of directors. Changes in these values will be recorded through our statement of operations. See "Determination of Net Asset Value". In addition, we may determine to convert a portion of some of our outstanding loans into equity in the customer in order to increase our potential investment appreciation and capital gains.

    We monitor individual customer's financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. Our underwriting team and compliance administration group closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly basis. Because we are a provider of long-term privately negotiated investment capital to high-growth companies, payment delinquencies and other contract exceptions are not necessarily an indication of credit quality or the need to pursue remedies or an active workout of a portfolio investment.

    When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, the compliance administration group along with the deal sponsors will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and our compliance administration group will begin to more actively monitor the investment. In many instances, either in the event of a payment or other default, our deal sponsors together with our compliance administration group will formulate strategies to optimize the resolution process and will begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will in appropriate circumstances send a notice of default outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral.

    When a loan becomes 90 calendar days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and stop recognizing interest income on that loan until all principal has been paid. However, we will make exceptions to this policy if the investment is well secured and in the process of collection. For federal income tax purposes, this interest is included in taxable income. We are required to distribute at least 90% of our taxable income in order to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code. See "Certain Federal Income Tax Considerations--Taxation as a Regulated Investment Company".

              Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents

    At March 31, 2001 and December 31, 2000, we had approximately $13.9 million and $16.8 million, respectively, in cash and cash equivalents. We invest cash on hand in interest bearing deposit accounts with daily sweep features. Our objective is to maintain a low cash balance, while keeping sufficient cash on hand to cover unused commitments to customers. We generally fund new originations using advances under our credit facilities.

Borrowings

    At March 31, 2001 and December 31, 2000, we had outstanding borrowings under two credit facilities totaling approximately $402.5 million and $356.8 million, respectively. The first is a multi-bank credit facility for our wholly-owned subsidiary, MCG Finance Corporation. The second is a variable series securitization facility under a master trust arranged by First Union Securities, Inc. The following table shows the available and outstanding borrowings from third-party lenders at March 31, 2001:

                            Facility   Amount             Other  Total Interest
                             amount  outstanding Interest fees      cost(1)
                            -------- ----------- -------- -----  --------------
                               (in millions)
Credit facility...........   $400.0    $327.1      7.07%  0.06%       7.13%
Variable series
 securitization facility..    150.0      75.4      6.24   0.24        6.48
                             ------    ------      ----   ----        ----
Total borrowings..........   $550.0    $402.5      6.92%  0.09%       7.01%
                             ======    ======      ====   ====        ====

--------
(1)Other fees consist of the cost of commitment fees and other facility fees.

Liquidity

    As of March 31, 2001 and December 31, 2000, we had unused commitments to extend credit to our customers of approximately $35.4 million and $42.8 million, respectively. At the same time, subject to certain minimum equity restrictions and other covenants, total unused available commitments from the two borrowing facilities totaled approximately $147.5 million and $193.2 million at March 31, 2001 and December 31, 2001, respectively.

    During 2000, we raised $70.0 million of equity capital from two private investment groups through the sale of common stock and $15.5 million of equity capital through a capital call from existing investors. In addition, we subsequently repurchased and retired $15.0 million of common stock from another investor.

    As noted previously, we have two borrowing facilities with which we fund our operations. The first is a $400.0 million facility that was established in 1998 concurrently with the purchase of assets from First Union National Bank. We obtain funding from a multi-bank syndicate through a bankruptcy remote subsidiary, MCG Finance Corporation, with specific commercial loans pledged as collateral for those borrowings. The second is a master trust securitization facility, MCG Master Trust, established in 2000, through a bankruptcy remote subsidiary, MCG Finance Corporation II, with specific commercial loans pledged as collateral for those borrowings. Prior to the completion of this offering, we will restructure MCG Finance Corporation II either by converting it to a limited liability company or merging it with and into MCG Capital Corporation, which would then hold the interest in MCG Master Trust. As of December 31, 2000, one series of notes had been issued out of the master trust, Series 2000-1 Variable, with a $150.0 million facility limit. First Union National Bank has agreed to increase the facility to $200 million upon completion of this offering, subject to certain conditions precedent which we expect to satisfy. As of March 31, 2001, we had approximately $147.5 million available under the two facilities subject to certain covenant requirements. See "Description of Securities--Debt Securities".

    The $400.0 million multi-bank syndicate facility is due to expire January 2, 2002. In order to maintain the current size of our investment portfolio and allow for growth, we are exploring our funding options, including additional borrowings through the trust securitization facility, creation of a new trust securitization facility, and other secured and unsecured borrowing arrangements.

    Under these facilities, we have restrictions on the use of cash balances at our subsidiaries. These limit our ability to move cash from the subsidiaries to MCG Capital and prohibit us from using these funds for certain other purposes. Cash on hand and cash generated from operations is adequate to meet our cash needs.

    After this offering, as a business development company we will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. Also, as a regulated investment company, we are required to meet certain minimum distribution requirements of income to our stockholders. Therefore, we will need to use equity to fund ongoing investment activity and to fund a significant part of our growth. We expect the proceeds of this offering to be adequate to support our projected growth for approximately 12 months. We anticipate needing to raise additional equity through the capital markets in the coming years to fund anticipated growth in our loan and investment portfolio.

                             Off-Balance Sheet Risk

    We are subject to off-balance sheet risk in the normal course of business primarily from commitments to extend credit. At March 31, 2001 and December 31, 2000, we had commitments to lend approximately $35.4 million and $42.8 million, respectively, to our customers. These commitments are subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments we hold.

           Qualitative and Quantitative Disclosures About Market Risk

    Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including the London InterBank Offered Rate, prime rates and commercial paper rates. The majority of our loan portfolio bears interest at a spread to LIBOR, with the remainder bearing interest at a fixed rate or at a spread to a prime rate. Our interest rates on our borrowings are based on LIBOR, prime and commercial paper rates, with the majority based on LIBOR.

    We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using equity. We attempt to mitigate exposure to the earnings impact of interest rate changes by borrowing funds with a similar interest rate basis as the commercial loans being funded with that debt. The following table shows a comparison of the interest rate base for our outstanding commercial loans and our outstanding borrowings:

                                        March 31, 2001       December 31, 2000
                                     --------------------- ---------------------
                                     Commercial            Commercial
                                       Loans    Borrowings   Loans    Borrowings
                                     ---------- ---------- ---------- ----------
                                                    (in millions)
Prime Rate..........................   $43.6      $ 25.1     $ 28.4     $ 23.7
30-Day LIBOR........................     9.0       302.0       27.2      266.5
60-Day LIBOR........................    13.5         --         3.4        --
90-Day LIBOR........................   482.9         --       442.0        --
Commercial Paper Rate...............     --         75.4        --        66.7
Fixed Rate..........................     5.5         --         3.2        --

    Based on our December 31, 2000 balance sheet, if interest rates average 100 basis points higher in 2001 than 2000, our interest income would increase by approximately $5.0 million and our interest expense would increase by approximately $3.6 million resulting in an increase in net interest income of approximately $1.4 million, assuming no changes in our investments or borrowing structure. If interest rates average 100 basis points lower in 2001 than 2000, our interest income would decrease by approximately $5.0 million and our interest expense would decrease by approximately $3.6 million resulting in a decrease in pre-tax income of approximately $1.4 million, assuming no changes in our investment and borrowing structure. As a business development company, we will use a greater portion of equity to fund our business than we have in the past. Accordingly, other things being equal, increases in interest rates will result in greater increases in our net interest income and reductions in interest rates will result in greater decreases in our net interest income compared with the effects of interest rate changes on our results under the more highly-leveraged capital structure we have maintained in the past.

    We also are exposed to changes in market values of our investments in equity securities. Although most of our investments are in non-publicly traded companies, decreases in equity prices may require charge-offs to our investments and may impact ultimate realizability of carrying amounts on the balance sheet. Once we become a business development company and a regulated investment company, all investments will be carried at market value or fair value, as applicable, with no allowance for loan losses and, therefore, we will not have differences between the carrying value and fair value of our investments.

    Currently, we do not engage in hedging activities because we have determined that the cost of hedging the risks associated with interest rate changes outweighs the risk reduction benefit. Our master trust securitization facility has covenants that would require that a hedge instrument be entered into if the interest rate risk exposure in that facility increases because the percentage of variable rate loans decreases and our overall portfolio yield falls below a specified floor.

                               SENIOR SECURITIES

    Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The "--" indicates information which the Commission expressly does not require to be disclosed for certain types of senior securities. The shares of class A, B, D and E common stock that are currently outstanding have a liquidation preference. These shares will be converted into a single class of common stock without preference prior to the completion of this offering.

                         Total Amount
                          Outstanding               Involuntary
                         Exclusive of     Asset     Liquidating
                           Treasury     Coverage   Preference Per  Average Market
Class and Year           Securities(1) Per Unit(2)    Unit(3)     Value Per Unit(4)
--------------           ------------- ----------- -------------- -----------------
Senior Class A Notes
 under Securitization
 Facility with First
 Union Securities, Inc.
1991.................... $        --     $  --          --               N/A
1992....................          --        --          --               N/A
1993....................          --        --          --               N/A
1994....................          --        --          --               N/A
1995....................          --        --          --               N/A
1996....................          --        --          --               N/A
1997....................          --        --          --               N/A
1998....................          --        --          --               N/A
1999....................          --        --          --               N/A
2000....................   66,661,000     1,445         --               N/A
2001 (as of March 31)
 (unaudited)............   75,386,000     1,409         --               N/A

Senior Secured Credit
 Facility with Heller
 Financial Inc., as
 Agent
1991.................... $        --     $  --          --               N/A
1992....................          --        --          --               N/A
1993....................          --        --          --               N/A
1994....................          --        --          --               N/A
1995....................          --        --          --               N/A
1996....................          --        --          --               N/A
1997....................          --        --          --               N/A
1998....................  138,785,000     1,421         --               N/A
1999....................  248,217,000     1,299         --               N/A
2000....................  290,172,000     1,445         --               N/A
2001 (as of March 31)
 (unaudited)............  327,079,000     1,409         --               N/A

--------
(1) Total amount of each class of senior securities outstanding at the end of the period presented.
(2) Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3) The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4) Not applicable because senior securities are not registered for public trading.

                                    BUSINESS

                                    General

    We are a solutions-focused financial services firm that primarily provides capital to support the internal growth and corporate development initiatives of small- to medium-sized private companies throughout the United States. Since 1990, we and our predecessor have originated an aggregate of over $2 billion in investments in over 200 transactions, primarily in the form of senior secured commercial loans and, to a small extent, in the form of subordinated debt and equity-based investments. After this offering, we intend to gradually increase our level of subordinated debt and equity-based investments, primarily to our existing customers. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans.

    Our investment objective is to achieve current income and capital gains. To meet this objective, we seek to employ an "expert-activist" investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers' management teams and owners to create and execute effective capital deployment strategies. In addition, we use a "flexible funding" approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting services we provide also support our customers' growth and risk management strategies.

    We have built our portfolio through effective origination, disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $5 million to $200 million in revenues that operate in our target industry sectors. As of March 31, 2001, our geographically diverse customer base consisted of approximately 70 companies with headquarters in 22 states and Washington, DC. Our investment decisions are based on extensive analysis of potential customers' business operations and asset valuations supported by an in-depth understanding of the quality of recurring revenues and cash flow, variability of costs and the inherent value of proprietary intangible assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us maximize our return on investment.

    We have a loyal customer base. In 2000, 15 of our closed transactions, representing approximately 37% of the loans we originated, involved existing customers. As of March 31, 2001, over 60% of the companies that have been our customers for one year or more had completed two or more transactions with us and over 30% had completed three or more transactions with us.

    As of March 31, 2001, we had outstanding commercial loans of $554.5 million, a net increase of $181.5 million or 48.7% from $373.0 million at March 31, 2000 and equity investments of $11.7 million at March 31, 2001. Most of the value of our equity investments is represented by warrants we received in connection with our loans. For the twelve-month period ended March 31, 2001, we originated approximately $208.9 million of loans, an increase of $41.9 million or 25.1% from $167.0 million for the prior twelve-month period. Additionally, we generated interest income of $69.5 million and net income of $16.6 million for the twelve-month period ended March 31, 2001, an increase of 111.9% and 121.3%, respectively, from the prior twelve-month period. The credit quality of our portfolio is reflected in the low level of non-accrual assets of approximately $7.3 million or 1.3% of total loans as of March 31, 2001, and of approximately $13.2 million or 2.3% of total loans as of April 30, 2001. Since June 1998, when we began operating as an independent company, through April 30, 2001, our total loan charge-offs have equaled $450,000. As of April 30, 2001, our loan loss reserve was $11.8 million, which we believe is sufficient to cover probable future losses in our current portfolio, net of recoveries. See "--Loan Servicing--Loan Monitoring Procedures".

    After this offering, we will be an internally managed, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act and will elect, effective as of January 1, 2002, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

                         Corporate History and Offices

    We were formed by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank in a management buyout. Our business was originally the media communications group division of Signet Bank, based in Richmond, Virginia, whose parent Signet Banking Corporation was acquired by First Union Corporation on November 28, 1997. MCG Capital was organized as a Delaware corporation on March 18, 1998 and completed the buyout from First Union National Bank on June 24, 1998. On June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Many of the members of our current management team, as well as a non-management director are former Signet Bank senior executives. We are headquartered in Arlington, Virginia and have additional offices in Richmond, Virginia and Boston, Massachusetts.

                               Market Opportunity

    Small- and medium-sized businesses are becoming more significant to the U.S. economy. At the same time, we believe that many such businesses, including our target customers, have less access to high-quality corporate financial services than in the past. We also believe this trend is likely to continue given the broad-based consolidation in the financial services industry. Our focus on selected markets with strong growth prospects, combined with our customers' growing demand for capital and the corporate financial services we offer, enhance our market opportunity.

    We target only those sectors deemed attractive by our investment committee. Before we target a new industry sector or an industry sub-sector within our existing industry sectors, our research team performs a market analysis and identifies specific operational norms and risks of that sector or sub-sector. Management, working with our credit committee, then develops our lending and investment criteria for that sector or sub-sector. We continuously analyze new industry sub-sectors in conjunction with refining and revalidating investment approaches for our existing industry sectors. Also, on an ongoing basis, our investment committee and credit committee monitor the level of diversification within the portfolio for risk associated with sector concentration.

    We currently focus on the media, communications, technology and information services industry sectors. We believe that traditional financial services providers typically lack infrastructure and dedicated expertise to focus on small- and medium-sized companies within these industries. We believe that each of these sectors has distinct characteristics in terms of risk, capital requirements, industry and general economic cycles, stage of development and rates of return. Each such sector also is characterized by ongoing consolidation and convergence and by substantial new business formation. We also believe that these sectors have a number of common features, including favorable regulatory environments, rising projected revenue growth rates, recurring revenue characteristics and enterprise values that depend significantly on intangible assets and intellectual property. As a result, we believe we have a large market opportunity in our target industry sectors. We actively monitor more than 6,500 small- and medium-sized companies, and estimate that we consider a specific proposed capital transaction with approximately 10% of those companies in a typical year. We believe that the companies we monitor represent only a portion of the small- and medium-sized companies in our targeted industry sectors.

  . Media. Our targeted media businesses focus on niche, high affinity-based businesses in consumer special interest publishing, trade publishing, radio broadcasting, television broadcasting and community newspaper publishing. Revenue in these businesses is derived largely from advertising sales and therefore tends to be more cyclical. Our focus on niche, high-affinity based businesses in this sector is designed to mitigate the risk of cyclicality because those businesses tend to have more stable advertising revenues.

  . Communications. Our targeted communications businesses consist of voice and data local and long distance carriers, integrated communications providers, and wireless services and infrastructure companies, including companies that operate communications towers and security alarm and monitoring systems. These businesses generally are non- or counter-cyclical. Revenues in these businesses are end-user driven and recurring in nature. We focus specifically on companies that have achieved a critical mass of customers because we strongly believe that the primary asset of communications companies is their customer base. This approach differentiates us from other lenders that focus on the potential value of equipment and other network assets as their primary source of collateral.

  . Technology. Our targeted technology businesses provide outsourced business services in areas such as network security, network operations, application services and business-to-business transaction enabling, as well as software applications, including component middleware, enterprise software and enterprise (intra-corporate) portals. These businesses are generally moderately cyclical to non-cyclical.

  . Information Services. Our targeted information services businesses produce and deliver information-based products and services, which their customers use to generate insights and make business decisions. The information these businesses provide may be proprietary or public and is frequently delivered through paper documents, online services, magnetic tape or disks and CD-ROM. It also may be bundled with consulting services or other live events in what is known as continuous information services. These businesses are generally non-cyclical to counter-cyclical. Top performing information services companies price their products and services based on the utility provided to the end-user rather than the cost to produce and distribute resulting in relatively high margins. We seek companies that define their market opportunity through proprietary content-based products and services within specific industries.

    Set forth below is a table showing the composition of our loan portfolio for the periods ended March 31, 2001, December 31, 2000 and March 31, 2000, by industry sector.

                 Loan Portfolio Composition by Industry Sector
                                 (in thousands)

                                     March 31, 2001                          December 31, 2000
                         ---------------------------------------- ----------------------------------------
                            # of        Loans    % of    Average     # of        Loans    % of    Average
Industry Sector          Investments Outstanding Total  Spread(1) Investments Outstanding Total  Spread(1)
---------------          ----------- ----------- -----  --------- ----------- ----------- -----  ---------
Media...................      36      $306,096    55.2%    6.0%        35      $272,529    54.0%    5.6%
Communications..........      19       168,794    30.5     8.4         19       152,235    30.2     8.4
Technology..............       3        25,500     4.6     3.5          3        25,500     5.1     3.5
Information Services....       7        52,843     9.5     4.7          7        52,509    10.4     4.0
Other...................       1         1,231     0.2    11.9          2         1,441     0.3     9.2
                             ---      --------   -----    ----        ---      --------   -----     ---
Total...................      66      $554,464   100.0%    6.5%        66      $504,214   100.0%    6.2%
                             ===      ========   =====    ====        ===      ========   =====     ===
                                     March 31, 2000
                         ----------------------------------------
                            # of        Loans    % of    Average
Industry Sector          Investments Outstanding Total  Spread(1)
---------------          ----------- ----------- -----  ---------
Media...................      31      $226,143    60.6%    4.6%
Communications..........      13       105,417    28.3     8.4
Technology..............       1        18,000     4.8     2.9
Information Services....       9        22,800     6.1     4.1
Other...................       1           609     0.2     2.5
                             ---      --------   -----    ----
Total...................      55      $372,969   100.0%    5.6%
                             ===      ========   =====    ====

--------
(1) Represents the weighted average contractual interest rate minus a benchmark reference rate (e.g., LIBOR). The average spread is affected by loans included in the calculation which are fixed rate, and therefore have no spread, or are based on the prime rate and have lower spreads than loans with LIBOR-based spreads.

                                    Strategy

    We seek to achieve favorable risk-adjusted rates of return in the form of current yield and capital appreciation, while maintaining strong credit quality in our asset portfolio. We believe our strong financial performance is a product of our industry knowledge and insight, effectiveness in targeting potential customers and serving them, risk-based pricing techniques and disciplined portfolio and risk management.

    Our investment process is designed to achieve the following strategic objectives:

  . generate favorable risk-adjusted rates of return by delivering capital and strategic insight to enhance our customers' enterprise value;

  . maintain sound credit and pricing practices regardless of market conditions;

  . avoid adverse investment selection by applying our expert-activist philosophy and a flexible funding approach; and

  . enhance effective risk management by utilizing an integrated team approach to customer acquisition, research, underwriting, compliance and loan servicing activities.

Expert-Activist Philosophy

    Our "expert-activist" philosophy is one of the foundations of our investment process. It enables us to make lending and investment decisions quickly and confidently because we have a firm understanding of the operating characteristics of our customers' businesses and their associated industry sectors. We enhance our detailed understanding of our targeted industry sectors through continuous engagement with existing and prospective customers. We gather and manage the knowledge and insights gained through this process using customized databases and a proprietary work flow methodology. We use this information to enhance the quality of our research and the effectiveness of our credit analysis and to refine and revalidate our investment approaches within particular sectors and sub-sectors.

    We work with our customers to understand the costs and benefits of their corporate development initiatives, business opportunities, threats to their businesses and acceptable risks and returns. This understanding, together with our flexible funding approach, enables us to facilitate customers' corporate development decisions even in cases where short-term financial performance may suffer. We believe that this approach differentiates us from most other commercial lenders and helps to create strong and long-term relationships with our customers. Our approach to date also has enabled us to originate loans based on the value we help to create rather than solely on the basis of the price we charge for capital, resulting in attractive risk-adjusted investment returns for our investors.

                                   Operations

    To achieve our goal of being the leading provider of solutions-focused financial services to companies in our target sectors, we foster a credit and business culture that strives to protect our principal and interest, generate meaningful capital gains on our equity investments and support gains in our customers' enterprise values.

Identifying Prospective Customers

    We identify and source leads through various data services, customized Internet searches, industry associations, investment bankers, accountants and lawyers. Although some customers initiate their first contact with us, we find that we generally acquire most of our customers at our own initiative. After we identify leads, we then conduct ongoing reviews of selected prospects' financial reports and corporate development activity by analyzing the source data and information regarding the prospects gathered from third-party databases, industry sector reports, trade and consumer magazines, newspapers and newsletters. We maintain the data from these sources in a proprietary internal database that not only supports the identification of potential customer opportunities, but also augments our understanding of our target industry sectors. We market on a national scale and are well-known in our primary markets. We also participate in a variety of industry associations and our employees attend and give presentations at numerous forums, conferences and meetings annually.

Research

    Our unique research capabilities create the foundation for our "expert-activist" philosophy of investing and give us competitive advantage. Our contacts with customers in our targeted industries helps us to continuously refine and validate our investment philosophy. Our research group's function is to support and augment the business development process through the identification of attractive industry sectors and emerging trends, investment and risk analysis and marketing of our industry expertise.

    Through strategic industry analysis, we update our investment perspective in our target industry sectors and develop investment hypotheses for new industry sub-sectors. Our research capabilities and findings also are valuable in attracting customers who are able to draw from our industry expertise to help refine their strategic plans, identify acquisition opportunities and set appropriate financial and operating benchmarks.

    Our research department writes and distributes publications to portfolio companies, prospective customers, investors, and others to facilitate a dialogue, promote a common strategic outlook and develop a shared perception of industry risk and opportunity. This shared perception helps us and our customers develop mutually agreeable financing structures that mitigate risk to us and our customers. Our publications also increase our visibility within our target industry sectors and support our expert-activist investment methodology.

    Our research department publishes the following reports:

  . Regular comprehensive industry research reports, which incorporate our investment perspectives and operational insights. These views are supported by normative data and perceived best practices for our target industries.

  . Insights and Outlooks, our periodic publication that reports our views and interpretation of significant events that impact our customers and prospects.

  . Transactions, our monthly newsletter, which focuses on merger and acquisition activity within our industry sectors.

    In addition, our research department supports our active engagement with third-party publishers who seek articles from our professionals for their various publications and reports.

Underwriting

    We have always placed primary emphasis on credit and risk analysis and incorporated the underwriting function directly into the business development process. Our underwriting team consists of investment professionals who perform due diligence, credit and corporate financial analyses, deal sponsors who possess specific industry expertise and are responsible for originating and managing the transaction, a member of our credit committee and our in-house counsel. Since we became an independent company in June 1998, our deal sponsors have led our underwriting teams in originating 106 transactions with an aggregate value of over $718 million in loan commitments resulting in $616 million in loans outstanding.

    To ensure consistent underwriting, we use our sector-specific due diligence methodologies, developed over the last 10 years, which include standard due diligence on financial performance and customized analysis of the operations, systems, accounting policies, human resources and the legal and regulatory framework of a prospect. The underwriting team works together to conduct due diligence and understand the relationships among the customer's business plan, operations and financial performance.

    As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. In preparing the investment memorandum, the underwriting team assembles information critical to the investment decision and regularly seeks information from the research department on macroeconomic viewpoints, forecasted trends and firm valuation. The investment memorandum serves as the framework for underwriting the transaction and generally consists of:

  .  business descriptions;

  . risk evaluation specific to the prospect's business, given its use of proceeds and industry sector; and

  . description of capital structure and the loan or investment risk and return characteristics.

    Business Description. The business description of a prospective customer presents the prospect's history, organization and product lines. In addition, we analyze the prospect's industry sector and sub-sector, competition and market share, obsolescence and substitution risk, customers and markets served, legal and regulatory framework and technology issues. The business description also explicitly discusses unique risks associated with a proposed transaction. In particular, we analyze the following risks:

  . Sector Risk Analysis. Analysis of a prospect's specific vulnerability to sector risk, such as industry maturity, cyclicality, profitability and seasonality trends.

  . Competitive Risks. Analysis of the strengths and weaknesses of the prospect relative to its primary and secondary competitors. The factors we consider include relative pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and comparative capitalization. We also assess the defensibility of a prospect's market position and its opportunity for increasing market share.

  . Regulatory Risks. We follow current regulatory developments in each of our targeted sectors and describe how credit and business risks have changed with the evolution of regulation and what risks are presented by existing and currently proposed regulations.

  . Customer Concentration and Market Risks. We typically determine the values of companies in our target sectors largely based upon the stability of their customer base. We analyze the number and size of customers and their attrition rates, including the potential impact of above average customer attrition, low renewals and the risk of loss of significant customers.

  . Technology Risks. Companies in certain sectors rely on the acquisition or development of proprietary technology for distribution, production, or administration and others rely on such technology as the product or service itself. For these prospects, we consider the likely positive or negative effect of technological advances on the value of their services.

    Financial and Customer Risk Assessment. As part of our financial and customer risk assessment process, we try to determine comparable levels of risk across industry sectors and customers. Our financial analysis is based on an integrated financial model that is built upon the historical and projected financial performance of a prospect. The model also presents the pro forma post-funding capital structure, along with the sources and uses of funding in the proposed transaction.

    Each model incorporates historical financial results and an underlying set of assumptions for operating margins, growth rates, capital structure, rates of return, working capital investment and fixed asset expenditures. A base case is prepared with assumptions provided by the customer's management. We use alternative sets of assumptions to evaluate the prospect's ability to support different capital structures, growth rates, margins, rates of return, and working capital and fixed asset expenditures. This integrated financial model goes beyond forecasting financial statements by incorporating cash flow coverage forecasts, covenant compliance tests, valuation matrices, and an executive summary, which details investment-specific terms. Financial risk assessment allows us to evaluate a prospect based on our pre-established risk acceptance criteria.

    We also assess the intangible attributes of a transaction embodied in a prospect's management track record, business plan, judgments about its products and other subjective characteristics that may significantly affect the ultimate risk of a transaction. This assessment entails a subjective consideration of the quantitative and qualitative attributes of a prospect considered in the context of its industry sector rather than an assessment based exclusively on past historical financial performance. Quantitative attributes we evaluate include sector-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking. Based on this assessment, we assign a low, medium or high volatility factor to the prospect.

    Investment Structure. In underwriting prospective customers, we also focus on investment structure, payment priority, collateral or asset value, tenor, and financial support from guarantors and other credit enhancements. We use loan structure to mitigate the higher risk associated with a higher volatility factor by requiring better financial and collateral coverage thresholds for those prospects. In most of our loans, we receive a perfected, first priority security interest in substantially all of our customers' assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the customers to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent customers from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the customer to maintain or achieve specified financial ratios such as cash flow leverage, interest coverage and fixed charge coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, misrepresentation, breach of covenant, insolvency and change of control. Our direct equity investments are typically pari passu with or senior to the customers' other equity securities.

Flexible Funding

    We recognize that growth-oriented companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. Often these decisions can favorably impact enterprise value at the expense of short-term financial performance. Our "flexible funding" strategy allows us to adjust the return on our capital through risk-based pricing grids that account for shifts in the customer's financial performance associated with these decisions. Our loan structures take into account our customers' potentially varying financial performance so that customers can retain access to committed capital at different stages in their growth and development. We calculate rates of return based on a combination of up-front fees, current and deferred interest rates and residual values in the form of warrants, appreciation rights or future contract payments. Our internal rates of return on invested capital and the customer's cost of debt capital are generally highest when our customer utilizes high levels of leverage.

    We believe that this method of flexible performance-based pricing allows our customers to build a long-term relationship with us, as a preferred provider. We also believe our approach presents debt as a viable alternative to raising additional equity, which permits our customers to avoid the permanently dilutive effect on existing equity holders associated with equity financing transactions.

    Our loans typically include a variable interest rate component designed to reflect credit risk, which allows the interest rates our customers pay to increase or decrease automatically based on changes in their operating and financial performance. For example, if a customer fails to achieve the operating or financial performance targets set forth in the loan agreement, the interest rate payable on our loan typically increases automatically to reflect the increased credit risk. Conversely, if the customer outperforms, the interest rate payable would typically decrease to reflect our decreased credit risk. However, in such a scenario, our decrease in interest income as a result of the favorable interest rate adjustment is likely to be offset by increases in the value of our upside investments, such as warrants, stock appreciation rights or direct equity investments.

Investment Approval Process
    Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve some investments. The four members of our credit committee are Bryan J. Mitchell, Chairman of our board of directors and our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer. Credit committee approval requires the approval of Mr. Merrick and two of the three other members of the credit committee. The investment committee of our board, by a majority vote, must approve loans to any customer exceeding $10 million and all equity investments. The three directors currently on the investment committee are Joseph P. DiSabato, Joseph H. Gleberman, and Wallace B. Millner,
III. Immediately prior to the completion of this offering, Mr. DiSabato will resign from the investment committee and Messrs. Mitchell, Alpert and Tunney will join the committee.

Loan Servicing
    After a loan is approved and funded, the underwriting team, along with the loan administration group and the compliance group, remain involved in the transaction by reviewing covenant compliance and quarterly financial performance and by collecting additional industry sector data for inclusion in our databases.

    Loan Administration Group. This group administers the loans on our loan administration system and is responsible for:

  . funding the loans in accordance with the credit committee's and, if applicable, investment committee's approval;
  .  recording the loans into our loan administration system;
  . ensuring that billing and collections are done in an accurate and timely fashion;
  .  collecting on past due accounts; and
  .  maintaining the collateral that is in our possession.

    Compliance Administration Group. This group tracks covenant compliance and oversees a monthly review of our critical functions to ensure adherence with our internal policies and procedures. The compliance administration staff is responsible for:
  . reviewing the credit agreement to ensure that the final loan documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising the credit committee of any deviations;
  . ensuring that the customer compliance package is prepared in accordance with the loan covenant requirements;
  . inputting the customer's financial statements into our tracking schedules and entering the loan covenants into the covenant tracking system;
  .  ensuring the mathematical accuracy of all covenant requirements;

  . reviewing the customer's financial statements to ensure that the customer performs in accordance with our expectations;

  . reporting all covenant violations, loan amendments and covenant waivers to the credit committee;

  . plotting the customer's actual performance against our risk acceptance criteria grids each quarter to ensure that the risk rating is still appropriate; and

  . preparing annual reviews and biannual collateral valuation updates for each customer.

    Loan Monitoring and Restructuring Procedures. We monitor individual customer's financial trends in order to assess the appropriate course of action for each customer and to evaluate overall portfolio quality. Our underwriting team and compliance administration group closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly basis. Because we are a provider of long-term privately negotiated investment capital to high-growth companies, payment delinquencies and other contract exceptions are not necessarily an indication of credit quality or the need to pursue remedies or an active workout of a portfolio investment.

    When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, the compliance administration group along with the deal sponsors will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and our compliance administration group will begin to more actively monitor the investment. In many instances, either in the event of a payment or other default, our deal sponsors together with our compliance administration group will formulate strategies to optimize the resolution process and begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will in appropriate circumstances send a notice of default outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral.

    When a loan becomes 90 calendar days or more past due (or if we otherwise do not expect the customer to be able to service its debt and other obligations), we will, as a general matter, place the loan on non-accrual status and stop recognizing interest income on that loan until all principal has been paid. However, we will make exceptions to this policy if the investment is well secured and in the process of collection. For federal income tax purposes, this interest is included in taxable income. We are required to distribute at least 90% of our taxable income in order to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code. See "Certain Federal Income Tax Considerations--Taxation as a Regulated Investment Company".

    Impaired loans (loans for which it is probable that not all amounts owed will be collected), which were also on non-accrual status totaled approximately $7.3 million and $13.2 million at March 31, 2001 and April 30, 2001, respectively. At December 31, 2000, 1999, and 1998, no loans were considered impaired or on non-accrual status. As of March 31, 2001, there were no loans greater than 90 days past due. We believe the allowance for loan losses is adequate to cover any losses inherent in these loans.

Portfolio Overview

    Our investments consist primarily of senior secured commercial loans. After this offering, we intend to gradually increase our level of subordinated debt and equity-based investments, primarily to our existing customers. However, a substantial majority of our portfolio will continue to consist of investments in senior secured commercial loans. Some of our loans include warrants, options, success fees and other equity-like features. At March 31, 2001, our largest customer represented approximately 4.3% of the total fair value of our investments and our 10 largest customers represented approximately 32.0%. Our customer base includes primarily small- and medium-sized private companies in the media, communications, technology and information services industry sectors. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used by or in connection with the operations or capitalization of such companies. Our debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 400 to 1400 basis points above LIBOR. The weighted average interest coupon yield of our portfolio at March 31, 2001 was 12.1%. In the future, we also intend to invest in subordinated secured debt instruments, which we expect will provide for a contractual rate of interest between 14% and 25%. Our loans generally have stated maturities at origination that range from 3.5 to 6.5 years. The weighted average maturity of our entire loan portfolio at March 31, 2001 was approximately 6.1 years. The weighted average maturity of our loan portfolio excluding our investments in the newspaper sub-sector was 5.0 years. Our customers typically pay us an origination fee based on a percentage of the commitment amount and typically have been permitted to prepay our loans without penalty. They also often pay us a fee based on any undrawn commitments.

    At March 31, 2001, approximately 50% of our loans had associated stock options, warrants, appreciation rights or other equity kickers or other provisions designed to provide us with a pre-determined internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options typically are exercisable immediately and remain exercisable for 10 years. The exercise prices on the options and warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. The warrants and options often include registration rights, which allow us to sell the securities if the customer completes a public offering. We intend to continue to obtain equity instruments with similar features from our customers.

    In most cases, the warrants and options have a put right that requires the customer to repurchase our equity position after a specified period of time at its market value or at a formula price generally designed to approximate its market value. The warrants also typically contain customary anti-dilution protection and preemptive rights. Many of the warrants also give us the right to obtain a seat on the customer's board of directors if and when we exercise the warrants. The warrants are generally freely transferable in accordance with applicable law, although some of the warrants contain rights of first refusal and restrictions on transfers to competitors. We expect that we will generally have similar rights with respect to direct equity investments we make in the future.

Investment Rating System

    In addition to various risk management tools, we use an investment rating system to characterize and monitor the risk of our portfolio of investments. We use a 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating.

        Rating   Summary Description
        ------   -------------------
         1       Capital gain expected
         2       Customer performing in accordance with plan
         3       Customer requires closer monitoring with no loss of principal or interest expected
         4       Some loss of interest expected
         5       Some loss of principal and interest expected

    Our compliance group monitors and, when appropriate, recommends changes to investment ratings. Our credit and investment committees review the recommendations and affirm or change the investment ratings at least quarterly.

    The following table shows both the carrying value on our financial statements and the fair value of our investments on the 1 to 5 investment rating scale, as of March 31, 2001:

               Distribution of Portfolio by Investment Rating
                               (in thousands)

                            Cost at                                 Fair Value at
                         March 31, 2001                             March 31, 2001
                    ------------------------------------       ------------------------------------
                                           % of                                       % of
     Rating         Amount               Portfolio             Amount               Portfolio
     ------         --------             ---------             --------             ---------
       1            $154,243                27.5%              $159,415                28.5%
       2             219,894                39.2                219,894                39.3
       3             155,709                27.7                155,547                27.8
       4              17,306                 3.1                 16,172                 2.9
       5              14,191                 2.5                  8,691                 1.5
                    --------               -----               --------               -----
                    $561,343               100.0%              $559,719               100.0%

                                  Competition

    We compete with a large number of financial services companies, including specialty and commercial finance companies, commercial banks and private mezzanine funds, and other sources of financing such as private equity funds, venture capital companies, investment banks and other equity and non-equity based investment funds. Although we do not have a direct competitor that competes in all of our product lines and geographic regions, we compete with financial services companies who target some of our chosen industry sectors or geographic areas, or who may only provide corporate finance services to larger companies. Some of the companies we have competed with in the past include community banks that are located in our customers' and targeted prospects' home markets. These community banks typically do not focus on our target industry sectors. We also compete against regional and national financial institutions. These include banks such as FleetBoston Financial Corporation, Union Bank of California, Imperial Bank, Silicon Valley Bank and Wells Fargo & Company; commercial finance companies such as Heller Financial, Inc., The CIT Group, Inc. and Coast Business Credit; and finance subsidiaries of large industrial corporations such as General Electric Capital Corporation and Textron Financial Corporation.

    We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make senior secured commercial loans with interest rates that are comparable to or lower than the rates we offer. We believe we compete based on:

  . our insight into our customers' business needs that we derive from information, analytics and effective interaction between our customers' decision makers and our knowledgeable professionals; and

  . our offering of capital coupled with an expanded range of valuable corporate finance services and information products designed to enhance our customers' business prospects.

                                Our Subsidiaries

    We conduct some of our activities through our wholly-owned subsidiaries, MCG Finance Corporation and MCG Finance Corporation II. We provide ongoing marketing, relationship management and loan servicing activities for our wholly-owned special purpose finance subsidiary, MCG Finance Corporation pursuant to a management, underwriting and servicing agreement that terminates on December 31, 2005. These services include assistance with respect to the collection, enforcement and disposition of the loans and investments in the portfolio and customary underwriting and marketing services for potential new loans and investments. MCG Finance Corporation pays us sourcing and incentive fees and reimburses us for expenses. Loans and investments that are funded by MCG Finance Corporation must satisfy criteria, including with respect to commitment amount, sector and sub-sector concentration, credit risk, collateral and payment performance. These criteria are established in our internal policies and procedures.

    We also originate loans and sell them to MCG Finance Corporation II, another wholly-owned special-purpose finance subsidiary. MCG Finance Corporation II in turn sells the loans to MCG Master Trust, a Delaware business trust we formed in connection with the securitization facility we established in June 2000. The loans MCG Finance Corporation II sells to MCG Master Trust must satisfy specific criteria, including commitment amount, sector and sub-sector concentration, credit risk, collateral and payment performance. These criteria are established in our credit policy and lending standards.

    Prior to our election to be treated as a regulated investment company, we will restructure MCG Finance Corporation II either by converting it to a limited liability company or merging it with and into MCG Capital Corporation. In addition, we expect to restructure MCG Finance Corporation in a similar manner prior to our election to be treated as a regulated investment company.

                              Investment Policies

    The following restrictions are our only fundamental policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. See "Regulation as a Business Development Company". Accordingly, all of the other investment and lending guidelines set by our board of directors or any committees are subject to change without notice to or approval by our stockholders, but may require the consent of our lenders. Other than the restriction pertaining to the issuance of senior securities, the percentage restrictions set forth below which include preferred stock and debt securities, as well as those contained elsewhere in this prospectus, apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

    We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our "qualifying assets" is less than 70% of the value of our total assets. For a summary definition of "qualifying assets," see "Regulation as a Business Development Company".

    We propose to concentrate our investments in the media, communications, technology and information services industry sectors. From time to time, we may add new sectors or subsectors.

    We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, as long as we meet a coverage ratio of total assets to total senior securities of at least 200% after each issuance of senior securities. Senior securities include all of our borrowings and any preferred stock we may issue in the future. See "Regulation as a Business Development Company".

    We will not:

  . act as an underwriter of securities of other issuers, except to the extent that we may be deemed an "underwriter" of securities purchased by us that must be registered under the 1933 Act before they may be offered or sold to the public or underwrite securities in connection with offerings of securities by our portfolio companies;

  . purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

  .   sell securities short in an uncovered position;

  . write or buy put or call options, except to the extent of warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

  . engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except where necessary in working out distressed loan or investment situations; or

  . acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a borrower, or otherwise as permitted under the 1940 Act.

                                   Employees

    As of March 31, 2001, we employed 49 professionals in our three offices, including investment and portfolio management professionals, operations professionals, legal counsel, and administrative staff. Of the 49 professionals, 38 are based in our Arlington, Virginia office, 6 are based in our Boston, Massachusetts office and 5 are based in our Richmond, Virginia office. We believe that our relations with our employees are good.

                               Investment Advisor

    We have no investment advisor and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under "--Operations--Investment Approval Process" above. None of our executive officers or other employees has the authority to individually approve any investment.

                    Brokerage Allocation and Other Practices

    Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business.

                               Legal Proceedings

    We are not a party to any pending material legal proceedings.

                              PORTFOLIO COMPANIES

    The following table sets forth certain information as of March 31, 2001, regarding each portfolio company in which we have a debt or equity investment. We make available significant managerial assistance to our portfolio companies. No portfolio company accounts for more than 5% of our assets. Our only relationship with our portfolio companies, other than our investments, are:

  . the consulting services we provide to some portfolio companies, which are typically ancillary to our investments and which produced aggregate revenues of approximately $175,000 during 2000;

  . the service by our professionals on the board of directors of some portfolio companies; and

  . ownership of our capital stock by some of the affiliates of our portfolio companies, which, as of March 31, 2001, represented in the aggregate less that 1% of our common stock on a fully-diluted basis.

                                                 Title of   Percentage of                Value of
                                                Securities  Class Held On    Cost     Investment (in
  Name and Address of       Nature of Its      Held by the  Fully-Diluted  (in 000s)      000s)
   Portfolio Company      Principal Business     Company      Basis(1)    (unaudited) (unaudited)(2)
----------------------------------------------------------------------------------------------------
The Adrenaline Group,      Technology          Senior Debt        --        $ 1,500      $ 1,500
Inc.(3)
1445 New York Avenue,                          Warrants to       4.6%           --           --
N.W.,                                          purchase
4th Floor                                      Common Stock
Washington, DC 20005
----------------------------------------------------------------------------------------------------
Alarm Management II        Security Alarms     Senior Debt        --          1,800        1,800
LLC(3)
211 North Union Street
Alexandria, VA 22314
----------------------------------------------------------------------------------------------------
AMI Telecommunications     Telecommunications  Senior Debt        --         10,349       10,349
Corporation(3)
937 Tahoe Blvd., Suite                         Common Stock      5.1%           200           46
120
Incline Village, NV
89452
----------------------------------------------------------------------------------------------------
Badoud Enterprises,        Newspaper           Senior Debt        --         11,600       11,600
Inc.(3)
11260 Longwater Chase
Court
Fort Myers, FL 33908
----------------------------------------------------------------------------------------------------
Belvoir Publications,      Publishing          Senior Debt        --            450          450
Inc.
75 Holly Hill Lane
Greenwich, CT 06836
----------------------------------------------------------------------------------------------------
Biznessonline.com,         Telecommunications  Senior Debt        --         16,647       15,647
Inc.(3)(4)(5)
1720 Route 34                                  Common Stock      0.7%           --            10
PO Box 1347
Wall, NJ 07719                                 Warrants to       7.4%           --           --
                                               purchase
                                               Common Stock
----------------------------------------------------------------------------------------------------
Boucher Communications,    Publishing          Senior Debt        --          2,450        2,450
Inc.(3)
1300 Virginia Drive,                           Appreciation       --            --           321
Suite 400                                      Rights
Ft. Washington, PA 19034
----------------------------------------------------------------------------------------------------
Bridgecom Holdings,        Telecommunications  Senior Debt        --         13,094       13,094
Inc.(3)
116 Radio Circle, Suite                        Warrants to      12.7%           --           --
300                                            purchase
Mt. Kisco, NY 10549                            Common Stock
----------------------------------------------------------------------------------------------------

                                                                    Percentage of                Value of
                                                   Title of         Class Held On    Cost     Investment (in
  Name and Address of       Nature of Its       Securities Held     Fully-Diluted  (in 000s)      000s)
   Portfolio Company      Principal Business    by the Company        Basis(1)    (unaudited) (unaudited)(2)
------------------------------------------------------------------------------------------------------------
Brill Media Holdings,      Publishing            Senior Debt              --        10,077        10,077
L.P.(3)
521 Fifth Avenue, 11th                           Appreciation             --           --            --
Floor                                            Rights
New York, NY 10175
------------------------------------------------------------------------------------------------------------
Brookings Newspapers,      Newspaper             Senior Debt              --         3,800         3,800
L.L.C.(3)
211 Highway 38 East
Rochelle, IL 61068
------------------------------------------------------------------------------------------------------------
BuyMedia Inc.              Telecommunications    Warrants to             0.3%          --            186
462 Danbury Road                                 purchase Common
Milton, CT 06897-2126                            Stock
------------------------------------------------------------------------------------------------------------
Cambridge Information      Information           Senior Debt              --        12,884        12,884
Group, Inc.(3)             Services
7200 Wisconsin Avenue
Bethesda, MD 20814
------------------------------------------------------------------------------------------------------------
CCG Consulting, LLC        Telecommunications    Senior Debt              --         1,231         1,231
6811 Kenilworth Avenue,    Consulting
Suite 302                                        Warrants to            19.9%          --            204
Riverdale, MD 20737                              purchase
                                                 membership
                                                 interest in LLC

                                                 Option to               5.1%          --            --
                                                 purchase
                                                 additional equity
------------------------------------------------------------------------------------------------------------
Community Media Group,     Newspaper             Senior Debt              --        14,176        14,176
Inc.(3)
805 South Logan
West Frankfort, IL 62896
------------------------------------------------------------------------------------------------------------
Connective Corp.           Publishing            Common Stock            1.4%           57           100
250 West 57th Street,
Suite 1514
New York, NY 10107
------------------------------------------------------------------------------------------------------------
Corporate Legal Times      Publishing            Senior Debt               --        4,700         4,700
L.L.C.
West Randolph Street,                            Warrants to            20.0%          153           225
Suite 500E                                       purchase
Chicago, IL 60611                                membership
                                                 interest in LLC
------------------------------------------------------------------------------------------------------------
Costa De Oro Television,   Broadcasting          Senior Debt              --         3,105         3,105
Inc.
2323 Corinth Avenue
Los Angeles, CA 90064
------------------------------------------------------------------------------------------------------------
Country Media, Inc.        Newspaper             Senior Debt              --         6,668         6,668
1317 West 42nd Street
Scottsbluff, NE 69361                            Common Stock            6.4%          100            92
------------------------------------------------------------------------------------------------------------
Creatas, L.L.C.(3)         Information           Senior Debt              --        11,084        11,084
6000 N. Forest Park        Services
Drive                                            Membership             20.0%          100           100
Peoria, IL 61614                                 interest in LLC
------------------------------------------------------------------------------------------------------------
Creative Loafing,          Newspaper             Senior Debt              --        16,246        16,246
Inc.(3)
750 Willoughby Way
Atlanta, GA 30312
------------------------------------------------------------------------------------------------------------

                                                  Title of       Percentage of              Value of
                                               Securities Held   Class Held On    Cost     Investment
  Name and Address of       Nature of Its          by the        Fully-Diluted  (in 000s)   (in 000s)
   Portfolio Company      Principal Business     Company(1)        Basis(2)    (unaudited) (unaudited)
----------------------------------------------------------------------------------------------------------
Dowden Health Media,       Publishing           Senior Debt            --         2,558       2,558
Inc.
110 Summit Avenue
Montvale, NJ 07645
----------------------------------------------------------------------------------------------------------
Edgell Communications,     Publishing           Senior Debt            --           670         670
Inc.(3)
4 Middlebury Blvd.
Randolph, NJ 07869-1111
----------------------------------------------------------------------------------------------------------
The e-Media Club, LLC      Media Investment     Membership            0.8%           60          60
402 Maple Avenue           Group                interest in LLC
Vienna, VA 22180
----------------------------------------------------------------------------------------------------------
Executive Enterprise       Business             Membership           15.0%          383         383
Institute, LLC(3)(6)       Conferences          interest in LLC
Two Shaw's Cove, Suite
103
New London, CT 10010
----------------------------------------------------------------------------------------------------------
Fawcette Technical         Publishing           Senior Debt            --        11,547      11,547
Publications Holdings(3)
209 Hamilton Avenue                             Warrants to           4.9%          --          --
Palto Alto, CA 94301                            purchase
                                                Common Stock
----------------------------------------------------------------------------------------------------------
Financial Technologies     Technology           Senior Debt            --        20,500      20,500
Holdings, Inc.(3)
22 Cortland Street                              Warrants to           1.7%          --        2,029
New York, NY 10007                              purchase
                                                Common Stock
----------------------------------------------------------------------------------------------------------
Halcyon Business           Publishing           Senior Debt            --           550         550
Publications, Inc.
400 Post Avenue, Suite
304
Westbury, NY 11590
----------------------------------------------------------------------------------------------------------
I-55 Internet Services,    Telecommunications   Senior Debt            --         3,764       3,764
Inc.
211 E. Thomas Street                            Warrants to           7.5%          --          --
Hammond, LA 70401                               purchase
                                                Common Stock
----------------------------------------------------------------------------------------------------------
IDS Telcom LLC             Telecommunications   Senior Debt            --        13,682      13,682
1525 Northwest 167th
St.,                                            Warrants to          10.0%          279         349
Suite 200                                       purchase
Miami, FL 33169                                 membership
                                                interest in LLC
----------------------------------------------------------------------------------------------------------
Images.com, Inc.           Information          Senior Debt            --         2,625       2,625
16 West 19th Street        Services
New York, NY 10011
----------------------------------------------------------------------------------------------------------
Intellisec Holdings,       Security Alarms      Senior Debt            --        11,272      11,272
Inc.(3)
429 Santa Monica Blvd.,                         Warrants to           8.6%          --          --
Suite 610                                       purchase
Santa Monica, CA 90401                          Common Stock
----------------------------------------------------------------------------------------------------------
Internetmercado.com,       Publishing           Senior Debt            --           490         490
Inc.(3)(4) 2329 S.
Purdue Avenue                                   Preferred Stock      10.3%          --           22
Los Angeles, CA 90064
                                                Warrants to           1.7%          169           3
                                                purchase
                                                Common Stock
----------------------------------------------------------------------------------------------------------
JMP Media, L.L.C.          Broadcasting         Senior Debt            --        15,622      15,622
3131 North University
Street
Peoria, IL 61604-1386
----------------------------------------------------------------------------------------------------------

                                                                        Percentage of                Value of
                                                                        Class Held On    Cost     Investment (in
  Name and Address of       Nature of Its      Title of Securities      Fully-Diluted  (in 000s)      000s)
   Portfolio Company      Principal Business   Held by the Company        Basis(1)    (unaudited) (unaudited)(2)
----------------------------------------------------------------------------------------------------------------
Joseph C. Millstone        Telecommunications      Senior Debt                --           500           500
1525 Northwest 167th
Street,
Suite 200
Miami, FL 33169
----------------------------------------------------------------------------------------------------------------
The Joseph F. Biddle       Newspaper               Senior Debt                --        14,918        14,918
Publishing Company(3)
325 Penn Street
Huntington, PA 16652
----------------------------------------------------------------------------------------------------------------
Kings III of America,      Security Alarms         Senior Debt                --         4,406         4,406
Inc., North America
751 Canyon Drive, Suite
100
Coppell, TX 75019
----------------------------------------------------------------------------------------------------------------
The Korea Times Los        Newspaper               Senior Debt                --        12,262        12,262
Angeles, Inc.
4525 Wilshire Blvd.
Los Angeles, CA 90010
----------------------------------------------------------------------------------------------------------------
MacDonald Communications   Publishing              Senior Debt                --         9,699         9,699
Corporation(1)(3)
135 West 50th Street                               Preferred Stock           5.0%        1,000           --
New York, NY 10020
                                                   Common Stock              3.4%          --            --
                                                   Warrants to purchase      6.3%          --            --
                                                   Common Stock
----------------------------------------------------------------------------------------------------------------
Manhattan                  Telecommunications      Senior Debt                --        12,716        12,716
Telecommunications
Corporation                                        Warrants to purchase     16.5%          647         1,082
44 Wall Street, 14th                               Common Stock
Floor
New York, NY 10005
----------------------------------------------------------------------------------------------------------------
McGinnis-Johnson           Newspaper               Subordinated Debt          --         7,284         7,284
Consulting, LLC
130 W. Superior Street
Duluth, MN 55802
----------------------------------------------------------------------------------------------------------------
Midwest Towers Partners,   Telecommunications      Senior Debt                --        15,841        15,841
LLC(3)                     towers
11950 West Lake Park
Drive, Suite 200
Milwaukee, WI 53224
----------------------------------------------------------------------------------------------------------------
Miles Media Group,         Publishing              Senior Debt                --         7,300         7,300
Inc.(3)
3675 Clarke Road                                   Warrants to purchase     18.5%           20           403
Sarasota, FL 34233-2358                            Common Stock
----------------------------------------------------------------------------------------------------------------
Minnesota Publishers,      Newspaper               Senior Debt                --        14,250        14,250
Inc.(3)
914 E. Channing Avenue
Fergus Falls, MN 56537
----------------------------------------------------------------------------------------------------------------
Murphy McGinnis Media,     Newspaper               Senior Debt                --        14,000        14,000
Inc.(3)
130 W. Superior Street
Duluth, MN 55802
----------------------------------------------------------------------------------------------------------------
Netplexus Corporation(6)   Technology              Senior Debt                --         3,500         3,500
10201 Lee Highway
Fairfax, VA 22030                                  Preferred Stock          51.0%          766           765
                                                   Warrants to purchase
                                                   Common Stock              8.2%          --            --
----------------------------------------------------------------------------------------------------------------

                                                 Title of   Percentage of                Value of
                                                Securities  Class Held On    Cost     Investment (in
  Name and Address of       Nature of Its      Held by the  Fully-Diluted  (in 000s)      000s)
   Portfolio Company      Principal Business     Company      Basis(1)    (unaudited) (unaudited)(2)
----------------------------------------------------------------------------------------------------
nii communications,        Telecommunications  Senior Debt        --         2,961         2,961
Inc.(3)
1717 North Loop 1604                           Common            4.6%          400           179
East, Suite 250                                Stock
San Antonio, TX 78232                                            5.0%          --            193
                                               Warrants to
                                               purchase
                                               Common
                                               Stock
----------------------------------------------------------------------------------------------------
New Northwest              Broadcasting        Senior Debt        --        10,771        10,771
Broadcasters, Inc.(3)
15405 S.E. 37th Street,
Suite 130
Bellevue, WA 98006
----------------------------------------------------------------------------------------------------
Newsletter Holdings,       Publishing          Senior Debt        --         1,260         1,260
LLC(3)
1750 Old Meadow Road,
#300
McLean, VA 22102
----------------------------------------------------------------------------------------------------
North American             Telecommunications  Senior Debt        --         6,775         4,775
Telecommunications
Corporation(3)                                 Warrants to     38.1%           --            --
875 Merrick Avenue                             purchase
Westbury, NY 11590                             Series A
                                               Preferred
                                               Stock
                                               Warrants to     100.0%          --            --
                                               purchase
                                               Series A2
                                               Preferred
                                               Stock
----------------------------------------------------------------------------------------------------
NOW Communications,        Telecommunications  Senior Debt        --         4,218         4,218
Inc.(3)
1695 Hight Street, Suite                       Warrants to      10.0%          --            --
B                                              purchase
Jackson, MS 39202                              Common
                                               Stock
----------------------------------------------------------------------------------------------------
Pacific-Sierra             Newspaper           Senior Debt        --        24,000        24,000
Publishing, Inc.
303 North G Street
Merced, CA 95341
----------------------------------------------------------------------------------------------------
Pfingsten Publishing,      Publishing          Senior Debt        --        14,950        14,950
LLC(3)
330 N. Fourth Street,
2nd Floor
St. Louis, MO 63102
----------------------------------------------------------------------------------------------------
Powercom Corporation(3)    Telecommunications  Senior Debt        --         4,341         4,341
1807 N. Center Street
PO Box 638                                     Warrants to      16.6%          139            67
Beaver Dam, WI 53916-                          purchase
0638                                           Class A
                                               Common
                                               Stock
----------------------------------------------------------------------------------------------------
Rising Tide Holdings       Publishing          Senior Debt        --         3,023         3,023
LLC(3)
307 West 36th Street,                          Warrants to       6.3%          --            --
10th Floor                                     purchase
New York, NY 10018                             membership
                                               interest in
                                               LLC
----------------------------------------------------------------------------------------------------
Robert N. Snyder           Information         Senior Debt        --         1,300         1,300
7200 Wisconsin Avenue      Services
Bethesda, MD 20814
----------------------------------------------------------------------------------------------------
Sabot Publishing,          Publishing          Senior Debt        --        10,588        10,588
Inc.(3)
301 Concourse Blvd.,
Suite 240
Glen Allen, VA 23059
----------------------------------------------------------------------------------------------------

                                                 Title of   Percentage of              Value of
                                                Securities  Class Held On    Cost     Investment
  Name and Address of       Nature of Its      Held by the  Fully-Diluted  (in 000s)   (in 000s)
   Portfolio Company      Principal Business    Company(1)    Basis(2)    (unaudited) (unaudited)
-------------------------------------------------------------------------------------------------
Stonebridge Press,         Newspaper           Senior Debt        --         5,300       5,300
Inc.(3)
25 Elm Street
Southbridge, MA 01550
-------------------------------------------------------------------------------------------------
Sunshine Media Corp.(3)    Publishing          Senior Debt        --        12,786      12,786
1540 E. Maryland Avenue,
Suite 200                                      Membership       12.8%          500         500
Phoenix, AZ 85014                              interest in
                                               LLC
                                               Class A
                                                               100.0%          --          --
                                               Warrants to
                                               purchase
                                               membership
                                               interest in
                                               LLC Class B
-------------------------------------------------------------------------------------------------
Talk America Holdings,     Telecommunications  Senior Debt        --        20,000      20,000
Inc.(3)(4)
12020 Sunrise Valley
Drive,
Suite 250
Reston, VA 20191
                                               Common Stock      1.5%        1,050       2,646

                                               Warrants to       0.8%           25         --
                                               purchase
                                               Common Stock
-------------------------------------------------------------------------------------------------
THE Journal, LLC           Publishing          Senior Debt        --         3,119       3,119
17501 E. 17th Street,
Suite 230
Tustin, CA 92780
-------------------------------------------------------------------------------------------------
TGI Group, LLC             Information         Senior Debt        --         8,250       8,250
737 Pearl Street,          Services
Suite 201                                      Warrants to       5.0%          126         --
La Jolla, CA 92037                             purchase
                                               membership
                                               interest in
                                               LLC
-------------------------------------------------------------------------------------------------
Tower Resource             Telecommunications  Senior Debt        --         1,029       1,029
Management, Inc.(3)        towers
979 South High Street                          Warrants to       6.0%          --          --
Columbus, OH 43206                             purchase
                                               Common Stock
-------------------------------------------------------------------------------------------------
TVData Technologies        Information         Senior Debt        --        13,250      13,250
L.P.(3)(7)                 Services
333 Glen Street
Glen Falls, NY 12801
-------------------------------------------------------------------------------------------------
Unifocus, Inc.(3)          Information         Senior Debt        --         3,450       3,450
3150 Premier Drive,        Services
Suite 120                                      Warrants to      15.0%          139         232
Irving, TX 75063                               purchase
                                               equity
-------------------------------------------------------------------------------------------------
Upside Media, Inc.(3)      Publishing          Senior Debt        --         7,952       7,952
731 Market Street,
2nd Floor                                      Appreciation       --           --          --
San Francisco, CA 94193                        Rights
-------------------------------------------------------------------------------------------------
ValuePage Holdings,        Telecommunications  Senior Debt        --        19,249      16,749
Inc.(3)
2510 Lakeland Terrace,
Suite 200
Jackson, MS 39216
-------------------------------------------------------------------------------------------------
VS&A-PBI Holding LLC(3)    Publishing          Senior Debt        --        12,500      12,500
350 Park Avenue
New York, NY 10022                             Membership        0.8%          500         500
                                               interest in
                                               LLC
-------------------------------------------------------------------------------------------------

                                                 Title of   Percentage of                Value of
                                                Securities  Class Held On    Cost     Investment (in
  Name and Address of       Nature of Its      Held by the  Fully-Diluted  (in 000s)      000s)
   Portfolio Company      Principal Business     Company      Basis(1)    (unaudited) (unaudited)(2)
----------------------------------------------------------------------------------------------------
WirelessLines, Inc.(3)     Telecommunications  Senior Debt       --          6,150         6,150
1653 S. La Cienega Blvd.
Los Angeles, CA 90035                          Warrants to      5.0%           --            --
                                               purchase
                                               Common
                                               Stock
----------------------------------------------------------------------------------------------------
Witter Publishing          Publishing          Senior Debt       --          2,600         2,600
Corporation
84 Park Avenue                                 Warrants to      7.5%            66            58
Flemington, NJ 08822                           purchase
                                               Common
                                               Stock
----------------------------------------------------------------------------------------------------
Wyoming Newspapers,        Newspaper           Senior Debt       --         12,825        12,825
Inc.(3)
211 Highway 38 East
Rochelle, IL 61068
----------------------------------------------------------------------------------------------------

 Total Portfolio       561,343   559,719
 Allowance for
  loan losses(8)       (10,649)      N/A
 Unrealized
  gain/loss-
  derivatives(9)         3,238       N/A
 Unrealized
  gain/loss-
  marketable
  securities(10)         1,596       N/A
                      --------  --------
 Investments net
  of allowance
  for loan
  losses and
  unrealized
  gain/loss
  derivatives
  and unrealized
  gain/loss
  marketable
  securities          $555,528  $559,719
                      ========  ========

--------
(1) The "percentage of class held on a fully-diluted basis" represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.
(2) Value refers to market value or fair value.
(3) Some of the listed securities are issued by affiliates of the listed portfolio company.
(4) This is a public company.
(5) The "percentage of class held on a fully-diluted basis" does not include shares of common stock and warrants to purchase common stock that we are entitled to receive from Biznessonline.com, Inc., but which have not yet been issued to us. Upon the receipt of all such shares and warrants, the relevant percentages will be 6.1% and 14.8%, respectively.
(6) We hold a board position in this portfolio company.
(7) All outstanding amounts owed were paid off as of May 2001.
(8) As an ordinary corporation, we maintained an allowance for loan losses to absorb credit losses.
(9) As an ordinary corporation, SFAS No. 133 on derivatives requires us to carry certain warrant positions at fair value with changes reflected in income.
(10) As an ordinary corporation, we are required to carry marketable securities at market with changes reflected directly through retained earnings.

                        DETERMINATION OF NET ASSET VALUE

    We intend to determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. At the time of this offering, we will not have any preferred stock outstanding.

    Portfolio assets for which market prices are available will be valued at those prices. However, most of our assets were acquired in privately negotiated transactions and have no readily determinable market values. They will be carried at fair value as determined by our board of directors under our valuation policy. The valuation committee of our board of directors will review our loans and investments and will make recommendations to our board of directors.

    As a general rule, we will not value our loans above cost, but loans will be subject to depreciation events when the asset is considered impaired. Also, our valuation of our equity securities may increase if circumstances warrant. With respect to private equity securities, each investment will be valued using industry valuation benchmarks, and then the value will be assigned a discount reflecting the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate our private equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted and unrestricted publicly traded securities may be valued at discounts from the public market value due to restrictions on sale, the size of our investment or market liquidity concerns.

    A substantial portion of our assets will consist of securities carried at fair value determined by our board of directors. Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current auditing standards, the notes to our consolidated financial statements after we elect to be a business development company will refer to the uncertainty with respect to the possible effect of these valuations on our consolidated financial statements.

                                   MANAGEMENT

    Our board of directors is responsible for managing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, compensation committee and an investment committee. Before the completion of this offering, our board will also establish an executive committee, a nominating committee and a valuation committee.

    Our officers and senior investment professionals manage our portfolio. These investment professionals have extensive experience in managing investments in private small- and medium-sized businesses in the media, communications, technology and information services industry sectors and in diverse geographic locations, and are familiar with our approach of lending and investing. Our lending decisions for loans up to $10 million are made by our credit committee, which includes some members of our board of directors. Our investment committee of our board of directors makes lending decisions with respect to loans exceeding $10 million and all decisions relating to equity investments. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment advisor, but instead we pay the operating costs associated with employing investment management professionals.

                        Structure of Board of Directors

    Immediately prior to the completion of the offering, our board of directors will be classified into three approximately equal classes with three-year terms as follows: Class I, whose term will expire at the annual meeting of stockholders to be held in 2002; Class II, whose term will expire at the annual meeting of stockholders to be held in 2003; and Class III, whose term will expire at the annual meeting of stockholders to be held in 2004. The members of Class I, Class II and Class III are set forth below. At each annual meeting of stockholders after the initial classification, the successors of directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

                                   Directors

    Information regarding our current board of directors is as follows:

                                                               Director Expiration
Name                      Age             Position              Since    of Term
----                      --- -------------------------------- -------- ----------
Bryan J. Mitchell(1) ...   40 Chairman & Chief                   1998
                              Executive Officer
Steven F. Tunney(1).....   40 Director, President, Chief         1999
                              Operating Officer, and Treasurer
Robert J.
 Merrick(1)(2)..........   56 Director, Chief Credit Officer     1998
Norman W. Alpert(1).....   42 Director                           2000
Joseph P.
 DiSabato(1)(2).........   34 Director                           1999
Joseph H. Gleberman(1)..   43 Director                           1998
Todd N. Khoury(1)(2)....   35 Director                           2000
Wallace B. Millner,
 III....................   62 Director                           1998
Michael A. Pruzan(1)....   36 Director                           2000

--------
(1) Interested persons of MCG, as defined in the 1940 Act.
(2) These individuals have agreed to resign as directors before we elect to be regulated as a business development company under the 1940 Act.

    Before we elect to be regulated as a business development company under the 1940 Act, Messrs. Merrick, DiSabato and Khoury will resign as directors of MCG Capital Corporation and its subsidiaries and a number of new directors who are not "interested" persons, as defined in the 1940 Act, of MCG Capital Corporation, will join our board. One of these new directors will be Jeffrey M. Bucher, who has agreed to join the board prior to the completion of this offering and whose biography is included below under "New Director".

    Information regarding our board of directors, which will be in place as of the date we become subject to regulation under the 1940 Act and prior to the completion of this offering, is as follows:

                                                  Director  Expiration
Name                            Age    Position     Since     of Term
----                            --- -------------- -------- -----------





                               Executive Officers

    Information regarding our executive officers is as follows:

Name                     Age                            Position
----                     --- --------------------------------------------------------------
Bryan J. Mitchell.......  40 Chairman of the Board of Directors and Chief Executive Officer
Steven F. Tunney........  40 President, Chief Operating Officer, and Treasurer
B. Hagen Saville........  40 Executive Vice President for Business Development
Robert J. Merrick.......  56 Chief Credit Officer
Samuel G. Rubenstein....  39 Executive Vice President, General Counsel and Secretary
Janet C. Perlowski......  42 Chief Financial Officer

                            Biographical Information

Current Directors

    Bryan J. Mitchell has served as our Chief Executive Officer since 1998 and as the Chairman of our board of directors since May 2001. Mr. Mitchell has served as a member of our board of directors since 1998 and also served as our President from 1998 to May 2001. From 1997 to 1998, Mr. Mitchell was a Senior Vice President for First Union National Bank. From 1988 to 1997, Mr. Mitchell was employed by Signet Bank where he served as a Senior Vice President. Mr. Mitchell serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. Mr. Mitchell earned a B.A. in Economics from Syracuse University.

    Steven F. Tunney has served as our President since May 2001, as our Assistant Secretary since February 2000 and as our Chief Operating Officer and Treasurer since 1998. Prior to that, he served as our Chief Financial Officer and Secretary from 1998 to 2000. Mr. Tunney has been a member of our board of directors since 1999. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank where he served as a Vice President. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a Vice President. From 1989 to 1996, he was employed at Cambridge Information Group, Inc., a publishing and information services company, as Chief Financial Officer. Mr. Tunney serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. Mr. Tunney is also a director of Executive Enterprise Institute, LLC. Mr. Tunney earned a B.A. in Business Administration from Towson State University.

    Robert J. Merrick has served as our Chief Credit Officer since 1998. Mr. Merrick has been a member of our board of directors since 1998. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. He earned an A.B. in Economics from Yale University and a Master of Science in Administration from George Washington University.

    Norman W. Alpert has been a member of our board of directors since 2000. Mr. Alpert has served as a Managing Director and founding partner of Vestar Capital Partners since 1988. Mr. Alpert serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. He also serves on the board of directors of Aearo Corp., Advanced Organics, Inc., Remington Products, LLC, Internet Venture Works, LLC, Russell-Stanley Holdings, Inc., Cluett American Corp. and Siegelgale Holdings, Inc., all companies in which Vestar Capital Partners has a significant equity interest. Mr. Alpert earned an A.B. in American History from Brown University.

    Joseph P. DiSabato has been a member of our board of directors since 1999. Mr. DiSabato has been employed by Goldman, Sachs & Co., an investment-banking firm, since 1994 and is currently a Managing Director. Mr. DiSabato serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation
II. Mr. DiSabato also serves on the board of directors of Amscan Holding, Inc., Madison River Telephone Company L.L.C. and P.N.Y. Electronics, Inc. Mr. DiSabato earned a B.S. from Massachusetts Institute of Technology and an M.B.A. from the University of California, Los Angeles.

    Joseph H. Gleberman has been a member of our board of directors since 1998. Mr. Gleberman has been employed by Goldman, Sachs & Co., an investment-banking firm, since 1982 and has been a Partner of Goldman, Sachs & Co. since 1990 and Managing Director since 1996. Mr. Gleberman serves as a director of aaiPharma, Inc., Dade Behring Holdings, Inc. and BackWeb Technologies Ltd. Mr. Gleberman also serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. He earned a B.A. in Engineering and an M.A. in Economics from Yale University and an M.B.A. from the Stanford University Graduate School of Business.

    Todd N. Khoury has been a member of our board of directors since 2000. He has served as a Managing Director of Vestar Capital Partners since 2000. Prior to that, he was a Vice President from 1998 to 1999 and an Associate from 1993 to 1997 of Vestar Capital Partners. Mr. Khoury serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. Mr. Khoury also serves on the board of directors of Russell-Stanley Holdings, Inc., Siegelgale Holdings, Inc. and Valor Telecommunications, LLC, all companies in which Vestar Capital Partners has a significant equity interest. He earned a B.A. in History from Yale University and an M.B.A. from Harvard University.

    Wallace B. Millner, III has been a member of our board of directors since 1998 and served as Chairman of our board from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, Chief Financial Officer and Treasurer. Mr. Millner serves on the board of directors of MCG Finance Corporation, MCG Finance Corporation II, the Richmond Symphony Foundation, 1708 Gallery, and the Virginia Museum of Fine Arts Foundation. Mr. Millner earned a B.A. in Economics and English from Davidson College and an M.B.A. from the University of North Carolina--Chapel Hill.

    Michael A. Pruzan has been a member our board of directors since 2000 and previously served as a director from 1998 to 1999. Mr. Pruzan has served as a Partner at Soros Private Equity Partners since 1999. Prior to joining Soros, Mr. Pruzan spent over eleven years at Goldman, Sachs & Co. in Mergers and Acquisitions, Equity Capital Markets and most recently in Principal Investments. Mr. Pruzan serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. He also serves on the board of directors of First International Asset Management, Inc., Nextec Applications, Inc., Nusign Industries, LLC, Onvoy, Inc., and R.V.I. Guaranty Co., Ltd. Mr. Pruzan earned a B.A. in Mathematical-Economics from Wesleyan University.

Executive Officers Who Are Not Directors

    B. Hagen Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank where he served as a Vice President. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President. Mr. Saville serves on the board of directors of Netplexus Corporation. Mr. Saville earned a B.A. in Economics from Washington College, an M.B.A. from the College of William and Mary and a M.S. in Real Estate Finance from New York University.

    Samuel G. Rubenstein has served as our Executive Vice President, General Counsel and Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996. Mr. Rubenstein earned a B.B.A. in Data Processing and Analysis from the University of Texas at Austin and a J.D. from the George Washington University National Law Center.

    Janet C. Perlowski has served as our Chief Financial Officer since 2000 and prior to that as our Controller from 1998 to 2000. From 1983 to 1998, Ms. Perlowski was employed at Signet Bank where she served as Senior Vice President from 1994 to 1998. Ms. Perlowski earned a B.B.A. in Accounting from the College of William and Mary.

New Director
    Jeffrey M. Bucher is employed at Kozusko Lahey Harris, LLP, a law firm, since 2001 where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP, a law firm where he was of counsel. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System. He serves on the board of directors of MCG Finance Corporation and MCG Finance Corporation II. He also serves on the board of directors of Dai-Ichi Kangyo Bank of California. Mr. Bucher earned an A.B. in Psychology from Occidental College and a J.D. from Stanford University School of Law.

                      Committees of the Board of Directors

    Our board of directors has established an audit committee, a compensation committee and an investment committee. Before the completion of this offering, our board will also establish an executive committee, a nominating committee and a valuation committee.

    The audit committee recommends the selection of our independent public accountants, reviews with such independent pubic accountants the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent public accountants the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner, DiSabato, Khoury and Pruzan. Upon
completing this offering, the members of our audit committee will be     .

    The compensation committee determines the compensation for our officers based upon recommendations from management. In addition, in the past, the compensation committee approved stock option grants for our officers under our existing stock option plan, which will be terminated prior to the completion of this offering. The compensation committee will also administer our restricted stock arrangements with our officers and employees. The compensation committee consists of Messrs. Millner, Gleberman, Alpert and Pruzan. Upon completion of
this offering, the members of our compensation committee will be     .

    The investment committee must approve loans to any customer exceeding $10 million and all equity investments and may veto any other investment proposal prior to its submission to the credit committee. The investment committee consists of Messrs. DiSabato, Gleberman and Millner.

Immediately prior to the completion of this offering, Mr. DiSabato will resign from the investment committee and Messrs. Mitchell, Tunney and Alpert will join.

    The executive committee will have and will be able to exercise those rights, powers and authority that the board of directors from time to time grants to it, except where action by the full board is required by statute, an order of the Securities and Exchange Commission or our amended and restated certificate of incorporation or amended and restated bylaws. The initial members of the executive committee will be Messrs. Gleberman, Alpert, Pruzan, Millner, Mitchell and Tunney.

    The nominating committee will assist the Chairman in identifying and recommending candidates for election as directors to the board of directors and will assist the Chairman in identifying and recruiting executive officers as and when vacancies occur in our senior management. The initial members of the nominating committee will be Messrs. Gleberman, Alpert, Pruzan, Millner, Mitchell and Tunney.

    The valuation committee will establish our valuation policy and guidelines and will make recommendations to our board of directors regarding the valuation of our loans and investments. The initial members of the committee will be
     ,      ,      .

                             EXECUTIVE COMPENSATION

                Compensation of Executive Officers and Directors

    Under Securities and Exchange Commission rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following table sets forth compensation earned by our directors and our three highest paid executive officers (collectively, they are known as "Compensated Persons") in all capacities during the year ended December 31, 2000.

                               COMPENSATION TABLE

                                                          Pension or
                                                          Retirement
                                                           Benefits
                            Aggregate                     Accrued as Directors
                           Compensation     Securities     Part of   Fees Paid
                             from the       Underlying     Company    by the
Name and Position          Company (1)   Options/SARs (2) Expenses   Company
-----------------          ------------  ---------------- ---------- ---------
Bryan J. Mitchell........    $737,940         62,700         --           --
 Chairman of the Board,
  Chief Executive Officer
  and Director

Steven F. Tunney.........     725,386         62,700         --           --
 President, Chief
  Operating Officer,
  Treasurer and Director

B. Hagen Saville.........     687,886         62,700         --           --
 Executive Vice President

Wallace B. Millner, III..     102,000(3)         --          --      $102,000(3)
 Director

Norman W. Alpert.........         --             --          --           --
 Director

Joseph P. DiSabato.......         --             --          --           --
 Director

Joseph H. Gleberman......         --             --          --           --
 Director

Todd N. Khoury...........         --             --          --           --
 Director

Michael A. Pruzan........         --             --          --           --
 Director

--------
(1) The following table provides detail as to aggregate compensation for 2000 as to our three highest paid executive officers:

                                                                     Employer
                                                                      401(k)
                                                  Salary   Bonus   Contributions
                                                 -------- -------- -------------
   Mr. Mitchell................................. $252,640 $470,000    $15,300
   Mr. Tunney...................................  240,086  470,000     15,300
   Mr. Saville..................................  202,586  470,000     15,300

   Each executive's salary includes $2,000 of compensation to be applied to cover benefits costs and the taxable portion of payments made under his group term life insurance policy. Each executive's bonus includes his entire bonus earned during 2000. A portion of the bonuses were deferred by each executive under our deferred compensation plan. The amounts listed under "Employer 401(k) Contributions" for each executive include $5,100 in matching contributions and $10,200 in additional discretionary contributions.
(2) See "Stock Option Awards" for term of options granted in 2000. As of December 31, 2000, we did not maintain a restricted stock plan or a long-term incentive plan.
(3) Mr. Millner received this fee as the result of his duties as Chairman of our board of directors and of the Audit, Compensation and Investment Committees.

                           Compensation of Directors

    None of our non-employee directors other than Mr. Millner, the former Chairman of our board of directors, received any compensation from us for the year ended December 31, 2000. Directors who are our employees do not receive additional compensation for service as a member our board of directors.

    After this offering, each non-employee director will receive $       per
attended meeting of the Board, if participating in person, and $     per
attended meeting of the Board, if participating telephonically, and $     per
attended meeting of any committee of the Board. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board and committee meetings.

                              Stock Option Awards

    The following table sets forth information relating to options we granted in 2000 to Compensated Persons under our stock option plan. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect our estimate or projection of the future price of our common stock on any date. There is no representation either express or implied that the stock appreciation rates for the common stock assumed for purposes of this table will actually be achieved. The percentage of total options granted to our employees in the last fiscal year is based on options to purchase an aggregate of 593,538 shares of common stock granted in fiscal year 2000. We have never granted any stock appreciation rights.

    Prior to the completion of this offering, we will issue 1,539,851 shares of our common stock for the termination of all options outstanding under our stock option plan and we will terminate our stock option plan.

                           OPTION GRANTS DURING 2000

                                                                                     Potential
                                                                                  Realizable Value
                                                                                     at Assumed
                          Number of               Percent of                      Annual Rates of
                         Securities                 Total    Exercise                  Stock
                         Underlying                Options   Price Per              Appreciation
                           Options     Vesting    Granted in   Share   Expiration   Over 10-Year
          Name           Granted (1) Schedule (1)    2000    ($/share)    Date        Term (2)
          ----           ----------- ------------ ---------- --------- ---------- -------------------
                                                                                  5% ($)     10% ($)
                                                                                  --------   --------
Bryan J. Mitchell.......    4,733        (3)         0.80      15.00    4/28/10
                            6,666        (4)         1.12      15.00    4/28/10
                           22,601        (5)         3.81      15.00    4/28/10
                            9,800        (5)         1.65      20.00    4/28/10
                            8,800        (5)         1.48      30.00    4/28/10
                           10,100        (5)         1.70      40.00    4/28/10

Steven F. Tunney........    4,600        (3)         0.78      15.00    4/28/10
                            6,666        (4)         1.11      15.00    4/28/10
                           22,734        (6)         3.83      15.00    4/28/10
                            9,800        (6)         1.65      20.00    4/28/10
                            8,800        (6)         1.48      30.00    4/28/10
                           10,100        (6)         1.70      40.00    4/28/10

B. Hagen Saville........    4,866        (3)         0.82      15.00    4/28/10
                            6,666        (4)         1.12      15.00    4/28/10
                           24,468        (7)         4.12      15.00    4/28/10
                            9,800        (7)         1.65      20.00    4/28/10
                            8,800        (7)         1.48      30.00    4/28/10
                           10,100        (7)         1.70      40.00    4/28/10

Robert J. Merrick.......      --                      --         --         --           --          --
Norman W. Alpert........      --                      --         --         --           --          --
Joseph P. DiSabato......      --                      --         --         --           --          --
Joseph H. Gleberman.....      --                      --         --         --           --          --
Todd N. Khoury..........      --                      --         --         --           --          --
Wallace B. Millner,
 III....................      --                      --         --         --           --          --
Michael A. Pruzan.......      --                      --         --         --           --          --

--------
(1) 80% of the options granted to these officers in 2000 would vest upon a change of our control on or prior to June 30, 2001 and 100% would vest upon a change of our control after June 30, 2001. The options follow one of the following five vesting schedules, as described in footnotes (3) through (7) of this table.
(2)  Potential realizable values are computed by (i) multiplying the number of
     shares of common stock subject to a given option by $   , the mid-point of
     the range shown on the cover page of this prospectus, (ii) assuming that the aggregate stock value derived from the calculation compounds at the annual 5% or 10% rates shown in the table over the term of the option, and
     (iii) subtracting from that result the aggregate option exercise price. The potential realizable values set forth above do not take into account applicable tax and other expense payments that may be associated with such option exercises. Actual realizable value, if any, will be dependent on the future price of the common stock on the actual date of exercise, which may be earlier than the stated expiration date.
(3)  All of these options are scheduled to vest on April 29, 2004.
(4)  All of these options are scheduled to vest on April 29, 2005.
(5) On each of the dates set forth below, the specified percentage of options vested or are scheduled to vest, as the case may be: April 29, 2001-- 24.44%, April 29, 2002--24.44%, April 29, 2003--24.44%, April 29, 2004--
     15.22% and April 29, 2005--11.45%.
(6) On each of the dates set forth below, the specified percentage of options vested or are scheduled to vest, as the case may be: April 29, 2001-- 24.38%, April 29, 2002--24.38%, April 29, 2003--24.38%, April 29, 2004--
     15.44% and April 29, 2005--11.42%.
(7) On each of the dates set forth below, the specified percentage of options vested or are scheduled to vest, as the case may be: April 29, 2001-- 24.51%, April 29, 2002--24.51%, April 29, 2003--24.51%, April 29, 2004--
     15.00% and April 29, 2005--11.48%.

                             Employment Agreements

    We intend to enter into new employment agreements with Messrs. Mitchell, Tunney, Saville and Merrick prior to the completion of this offering.

                                  401(k) Plan

    In 1998, we established a 401(k) savings plan. The savings plan allows all employees to participate beginning on the first day of the calendar quarter following an employee's date of hire. Each eligible employee can contribute pre-tax salary deferrals up to an annual maximum of the lesser of 15% of eligible compensation or $10,500 per year into his or her savings plan and can direct the investment of these contributions. In addition, MCG makes matching contributions in an amount equal to 50% of an employee's contribution to the savings plan, but subject to a maximum of 6.00% of the employee's compensation.

    We may, at our discretion, make additional contributions on an annual basis. The amount of any award represents a fixed percentage of an employee's eligible compensation. Any employee on payroll by the last day of a fiscal year is eligible for an award under our plan.

                           Deferred Compensation Plan

    During 2000, we created a deferred compensation plan for key executives which allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

                                  Bonus Awards

    We pay discretionary cash bonus awards to our employees annually. The awards have been based on individual performance. The total amount of awards made annually has varied depending on our financial results and other factors that our compensation committee has deemed appropriate. After this offering, we intend to continue this arrangement under the terms and conditions that our compensation committee will determine.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under federal income tax laws including tax-exempt organizations, insurance companies, dealers in securities or foreign securities, pension plans and trusts and financial institutions. This summary assumes that investors hold the common stock as capital assets. The discussion is based upon the Internal Revenue Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

    Except as specifically indicated herein, this summary is intended to apply only to U.S. stockholders. A "U.S. stockholder" generally is a stockholder who is any one of the following:

  .  a citizen or resident of the United States,

  . a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof,

  . an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or

  . a trust subject to the supervision of a court within the United States and the control of a United States person.

    This summary does not purport to discuss all U.S. federal income tax consequences of an investment in our common stock to stockholders who are not U.S. stockholders. Non-U.S. stockholders should consult their own tax advisors to discuss the U.S. federal income tax and other consequences of an investment in our common stock.

               Conversion to Regulated Investment Company Status

    We were formed in 1998, and since that time have been subject to tax as an ordinary corporation under Subchapter C of the Internal Revenue Code. MCG Capital will elect to be treated as a "regulated investment company" or "RIC" under Subchapter M of the Internal Revenue Code. This election will be effective as of January 1, 2002. Following the effective date of our election to be taxed as a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which may allow us to substantially reduce or eliminate our corporate-level tax liability. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to deductions arising from our issuance of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering). One requirement to qualify as a RIC, is that by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable under Subchapter C. To accomplish this, shortly before the completion of this offering, we plan to declare a dividend in the amount of our estimated earnings and profits attributable to the period prior to the completion of this offering. Stockholders will receive an amount of cash from us equal only to 48% of the stated dividend, which approximates their anticipated aggregate tax liability with respect to the dividend. We will retain the balance (52%) of the dividend and our existing stockholders will be treated as if they recontributed this amount to us. The dividend will be
payable on or about       , 2001 only to stockholders of record on       ,
2001. Therefore, although the cash dividend will be paid from the proceeds of this offering, the dividend will not be paid on shares purchased in this offering. The balance of our accumulated earnings and profits through the effective date of our election to be treated as a RIC will be dividended to all of our stockholders shortly after January 1, 2002.

    We anticipate that prior to the date we convert to RIC status, we will hold substantial assets with "built-in gain", which are assets whose fair-market value exceeds their tax basis. In general, a corporation that converts from taxation under Subchapter C to taxation as a RIC must recognize all of its built-in gain before it qualifies for taxation as a RIC. Alternatively, the corporation may elect to pay corporate level tax on any of the built-in gains it recognizes within 10 years after the effective date of our election to be treated as a RIC. Any such corporate level tax is payable at the time those gains are recognized. We intend to make this election. Based on the assets we anticipate selling within 10 years after the effective date of our election to be treated as a RIC, we expect we will have to pay a built-in gain tax of
approximately $   million at current corporate tax rates. Under current law, at least 90% of any built-in gain recognized within 10 years after the effective date of our election to be treated as a RIC (net of corporate taxes we pay on those gains) must be distributed to stockholders. See discussion below under "Treatment of Pre-Conversion Built-in Gain".

    As currently structured, MCG Finance Corporation and MCG Finance Corporation II would continue to be subject to corporate level income taxes. Prior to the effective date of our election to be treated as a RIC, we will take action to restructure MCG Finance Corporation and MCG Finance Corporation II so that each will not be subject to corporate-level tax. This summary assumes that we have completed these actions prior to our election to be taxed as a RIC.

                   Taxation as a Regulated Investment Company

    If we

  .  qualify as a RIC, and

  . distribute each year to stockholders at least 90% of our "investment company taxable income" (which is defined in the Internal Revenue Code generally as ordinary income plus net short-term capital gains over net long-term capital losses), and 90% of any pre-RIC built-in gains we recognize within 10 years after the effective date of our election to RIC status, less our taxes on those gains (collectively, the "90% distribution requirement"), we will not be subject to federal income tax on the portion of our income we distribute to stockholders other than any built-in gain recognized within 10 years after the effective date of our election to be treated as a RIC.

    We will be subject to a 4% nondeductible federal excise tax to the extent we do not distribute (actually or on a deemed basis) 98% of our income (both ordinary income and net capital gains). The excise tax will apply to the excess of 98% of our income over the amount of income actually (or deemed) distributed to our stockholders.

    We generally will endeavor in each taxable year to avoid any excise taxes on our earnings. As discussed below, we can satisfy the requirement to distribute 98% of our net capital gain by making a deemed distribution of this amount. (We cannot make deemed distributions of our ordinary income.) We will, however, be subject to federal income tax at the regular corporate rate on any income or capital gain not actually distributed to our stockholders.

    In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  .  qualify as a business development company under the 1940 Act,

  . derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (known as the "90% Income Test"); and

  . diversify our holdings so that at the end of each quarter of the taxable year

     . at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

     . no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses (known as the "Diversification Tests").

    We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid as non-cash compensation such as warrants or stock. Additionally, we will have to include in income amounts previously deducted with respect to certain restricted stock granted to our employees, if such stock is forfeited. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

    If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, following the effective date of our election to be treated as a RIC, corporate-level tax should be substantially reduced or eliminated, and a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. From the completion of this offering through December 31, 2001, we will continue to be taxed as an ordinary corporation. We do not, however, anticipate paying any federal income tax with respect to this period due to deductions arising from our issuance of restricted stock to certain of our employees before the offering and expected charge-offs for tax purposes of certain loans in the current tax year for which we have provided an allowance for loan losses in prior periods. However, any capital gains we recognize after the offering through December 31, 2001 will, when distributed to you, be taxed as ordinary income (and not as capital gains, as would have been the case had we been taxed as a regulated investment company as of the date of the offering).

    The remainder of this discussion assumes that we qualify as a RIC and have satisfied the 90% Distribution Requirement.

                   Treatment of Pre-Conversion Built-in Gain

    Our tax basis in the assets we expect to own before our conversion to regulated investment company status will, based on our March 31, 2001 financial
results, be less than their fair market value by approximately $    , which
difference is referred to as "built-in gain". We intend to elect to defer having to pay tax on these built-in gains instead of having to pay tax on the built-in gains at the time of our conversion to regulated investment company status. If, however, we dispose of any asset held on the effective date of our election to regulated investment company status within 10 years after the effective date and we recognize any of the built-in gain from the disposition of that asset, then we generally will be liable at that time for corporate-level tax on the recognized built-in gain. If we sold all of our built-in gain assets and recognized our entire built-in gain, the built-in gain tax would be
approximately $    at current corporate tax rates. However, based on the assets we anticipate selling within 10 years after the effective date of the election,
we only expect to pay built-in gain tax of approximately $      . These taxes
will reduce the funds otherwise available for our operations or for distribution to stockholders. Under current law, we must distribute to our stockholders at least 90% of any built-in gains recognized within 10 years after the effective date of our RIC election, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as an ordinary dividend.

                            Taxation of Stockholders

    Distributions by us generally are taxable to stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (except for built-in gains recognized within 10 years after the effective date of our election to be treated as a
RIC) properly designated by us as "capital gain dividends" will be taxable to a stockholder as long-term capital gains regardless of the stockholder's holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

    Under the opt-out dividend reinvestment plan, any cash paid on shares owned by a stockholder who has not opted out of the plan will be automatically reinvested by our transfer agent, acting as reinvestment plan agent, in additional shares of common stock. (We currently intend to pay only our ordinary income distributions in cash.) See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the stockholder. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the price paid to acquire the shares plus any brokerage fees paid by the stockholder. The additional shares will have a new holding period commencing on the day following their acquisition.

    We intend to retain some or all of our capital gains (except for built-in gains recognized within 10 years after the effective date of our election to be treated as a RIC), but to designate the retained amount as a "deemed distribution". In that case, among other consequences, we will pay corporate-level tax on the retained amount, each stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the stockholder, and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be claimed as a credit or refund against the stockholder's other federal income tax obligations. A tax credit likely will not be available for taxes we pay on any built-in gains recognized upon the disposition of any built-in gain assets within 10 years after the effective date of our election to be treated as a RIC, regardless of the amount of such built-in gains we distribute. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

    For purposes of determining (i) whether the 90% distribution requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made and any capital gain dividend will be treated as a capital gain dividend to the stockholder. Any dividend declared by a RIC in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

    You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

    You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from or, in the case of distributions in excess of earnings and profits, treated as arising from the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock.

    In general, individual stockholders currently are subject to a maximum federal income tax rate of 20% on their net long-term capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in the common stock. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

    We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

    A non-U.S. stockholder may be subject to withholding of U.S. federal tax at a 30% rate, or lower applicable treaty rate, on distributions. Accordingly, investment in our company is likely to be appropriate for a non-U.S. stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in the common stock.

    Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. holders. Such U.S. holders generally will be subject to backup withholding unless the holder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to us, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the holder's U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

    Tax matters are very complicated and the tax consequences to you of an investment in us will depend on the facts of your particular situation. We encourage you to consult your own tax advisor regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

                  REGULATION AS A BUSINESS DEVELOPMENT COMPANY

    A business development company is regulated by the 1940 Act. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in growing small businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in privately owned small and medium sized companies.

    As a business development company, we may not acquire any asset other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

  . Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

     .  is organized and has its principal place of business in the United
        States,

     . is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act other than a small business investment company wholly owned by a business development company, and

     . does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

  . Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

  . Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

    To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We will offer to provide managerial assistance to each portfolio company.

    As a business development company, we must meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the Securities and Exchange Commission.

    We have adopted a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to the registration statement of which this prospectus is a part.

    You may read and copy the code of ethics at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20459-0102.

    We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business after we make our business development company election.

                           DIVIDEND REINVESTMENT PLAN

    We have adopted an "opt out" dividend reinvestment plan. Under the plan, if you own shares of common stock registered in your own name our transfer agent, acting as dividend reinvestment plan agent, will automatically reinvest any dividends payable to each common stockholder in additional shares of common stock, unless the stockholder affirmatively opts out of the plan by delivering written notice to the reinvestment plan agent before the record date of the next dividend or distribution. A stockholder may also terminate participation in the plan at any time by delivering written notice to the reinvestment plan agent before the record date of the next dividend or distribution. When a participant withdraws from the plan, certificates for whole shares of common stock credited to the participant's account will be issued and a cash payment will be made for any fractional share of common stock credited to the account.

    Your ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock you own are registered. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. You will be informed of your right to opt out of the plan in our annual and quarterly reports to stockholders. If you hold shares in the name of a nominee, you should contact the nominee for details.

    All distributions to investors who do not participate (or whose nominee elects not to participate) in the plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the
plan agent. The plan agent is    ,     . Its telephone number is     .

    When we declare a dividend or distribution, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend or distribution in shares of common stock. Under the plan, we will issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. In that case, the plan agent will buy shares of common stock in the market. We value newly issued shares of common stock for the plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. The plan agent will apply all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws.

    The plan agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the plan agent in non-certificated form in the name of the participant, and each stockholder's proxy will include shares purchased pursuant to the plan.

    There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders.

    Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan at least 90 days before the record date for the distribution. The plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the plan.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    The following table sets forth, as of June 15, 2001, information with respect to the beneficial ownership of our common stock by:

  . each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

  . each director of MCG and each executive officer; and

  . all directors and executive officers as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of June 15, 2001 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on (i) 12,671,887 shares of common stock outstanding as of June 15, 2001, (ii) 14,280,668 shares of common stock to be outstanding based on the amount of common stock outstanding as of June 15, 2001, and giving effect to the termination of the option plan and issuance of 1,539,851 shares of restricted common stock for the termination of all options outstanding under our stock option plan and the issuance of 68,930 shares of our common stock for the termination of all outstanding warrants held by First Union Corporation, and (iii) shares of common stock to be outstanding after the offering. Shares of our Class A, B, D and E common stock are counted on an as-converted basis.

    Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned by the stockholder and has the same address as MCG. Our address is 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209.

                                                    Number of Shares      Percentage
                                                      Beneficially    Beneficially Owned
                                                      Owned Before     Before Offering
                           Number of                  Offering and        and After
                             Shares     Percentage  After Termination   Termination of    Percentage
                          Beneficially Beneficially  of Option Plan    Option Plan and   Beneficially
    Name and Address      Owned Before Owned Before  and Issuance of     Issuance of     Owned After
  of Beneficial Owner       Offering     Offering   Restricted Stock   Restricted Stock    Offering
  -------------------     ------------ ------------ ----------------- ------------------ ------------
GS Capital Partners II,
 L.P.(1)(11)
GS Capital Partners
 Offshore, L.P.
Goldman, Sachs & Co.
 Verwaltungs GmbH
Stone Street Fund 1998,
 L.P.
Bridge Street Fund 1998,
 L.P....................   6,037,500      47.64%
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
Vestar Capital
 Partners(2)(11)........   2,666,667      21.04
245 Park Avenue, 41st
 Floor
New York, NY 10167
Quantum Industrial
 Partners LDC(3)(11)....   1,990,666      15.71
c/o Curacao Corporation
 Company N.V.
Kaya Flamboyan 9
Willemstad, Curacao
Netherlands Antilles

                                        Number of    Percentage
                                          Shares    Beneficially
                                       Beneficially     Owned
                                       Owned Before    Before
                                       Offering and Offering and
                                          After        After
                                       Termination  Termination
                                        of Option    of Option    Percentage
                                         Plan and     Plan and   Beneficially  Percentage
                           Number of   Issuance of  Issuance of     Owned     Beneficially
  Name and Address of     Shares Owned  Restricted   Restricted     Before    Owned After
    Beneficial Owner      Beneficially    Stock        Stock       Offering     Offering
  -------------------     ------------ ------------ ------------ ------------ ------------
Heller Financial,
 Inc.(11)...............   1,012,500       7.99
500 West Monroe Street
Chicago, Illinois 60661
Bryan J.
 Mitchell(4)(11)........   1,614,485      12.07
B. Hagen
 Saville(5)(11).........     243,615       1.90
Steven F.
 Tunney(6)(11)..........     224,812       1.75
Wallace B. Millner,
 III(7)(11).............      87,080          *
Robert J.
 Merrick(8)(11).........      90,529          *
Samuel G.
 Rubenstein(9)(11)......      19,999          *
Norman W. Alpert(10)....         --           *
Joseph P. DiSabato(12)..         --           *
Joseph H.
 Gleberman(13)..........         --           *
Todd N. Khoury(14)......         --           *
Michael A. Pruzan(15)...         --           *
Janet C.
 Perlowski(11)(16)......      21,840          *
Executive officers and
 directors as a group...   1,614,485      12.07

--------
 *   Represents less than one percent.
(1) The record holders of these shares are GS Capital Partners II, L.P., GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs
     GmbH, Stone Street Fund 1998, L.P. and Bridge Street Fund 1998, L.P.
     which are investment funds affiliated with Goldman, Sachs & Co. (the "Goldman Funds") and are the record owners of 3,895,303, 1,548,550, 143,679, 345,624, and 104,344 shares, respectively.
(2) The record holders of these shares are Vestar Capital Partners, IV, L.P. and Vestar/MCG LLC which are investment funds affiliated with Vestar Capital Partners (the "Vestar Funds") and are the record owners of 2,614,010 and 52,657 shares, respectively.
(3) The record holder of these shares is Quantum Industrial Partners LDC ("QIP"). The following persons and entities may be deemed to be beneficial owners of securities held for the account of QIP:
     QIH Management Investor, L.P. ("QIHMI"), an investment advisory firm organized and existing as a Delaware limited partnership, is a minority shareholder of, and (pursuant to constituent documents of QIP) is vested with investment discretion with respect to the portfolio assets held for the account of, QIP. QIH Management, Inc. ("QIH Management"), a Delaware corporation of which George Soros is the sole stockholder, is the sole general partner of QIHMI. QIHMI, by reason of its investment discretion over the securities owned by QIP, and QIH Management, as the sole general partner of QIHMI, may each be deemed the beneficial owner of the shares held for the account of QIP for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act").
     Pursuant to contract, Soros Fund Management LLC ("SFM LLC") and Mr. Soros, as Chairman of SFM LLC, has the ability to direct the investment decisions of QIHMI and as such may be deemed to have investment discretion over the securities held for the account of QIP and therefore may also be deemed to be the beneficial owner of such shares for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended.
     The number of shares listed in the table does not include 9,334 shares held by SFM Domestic Investments LLC ("SFM Domestic"). Mr. Soros in his capacity as the sole managing member of SFM Domestic may be deemed to have the sole power to direct the voting and disposition of the shares held for the account of the SFM Domestic Investments.
(4) Includes vested options to purchase 199,084 shares held by Mr. Mitchell and 1,292,442 shares, including vested options to purchase 542,206 shares, held by other investors, for which Mr. Mitchell exercises voting power pursuant to various voting agreements. These voting agreements will expire prior to the completion of this offering.
(5) Includes vested options to purchase 135,598 shares. Mr. Saville is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Saville. The voting agreement will expire prior to the completion of this offering.
(6) Includes vested options to purchase 136,795 shares. Mr. Tunney is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Tunney. The voting agreement will expire prior to the completion of this offering.

 (7) Includes vested options to purchase 16,335 shares. Mr. Millner is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Millner. The voting agreement will expire prior to the completion of this offering.
 (8) Includes vested options to purchase 29,261 shares. Mr. Merrick is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Merrick. The voting agreement will expire prior to the completion of this offering.
 (9) Includes vested options to purchase 9,999 shares. Mr. Rubenstein is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Mr. Rubenstein. The voting agreement will expire prior to the completion of this offering.
(10)  Norman W. Alpert is a director and designee of Vestar Capital Partners.
(11) The shares owned by these investors are subject to the provisions of a stockholders agreement that contains voting arrangements, which will terminate prior to the completion of this offering.
(12)  Joseph P. DiSabato is a director and designee of Goldman, Sachs & Co.
(13)  Joseph H. Gleberman is director and a designee of Goldman, Sachs & Co.
(14)  Todd N. Khoury is a director and designee of Vestar Capital Partners.
(15)  Michael A. Pruzan is a director and designee of QIP and SFM Domestic.
(16) Includes vested options to purchase 18,840 shares. Ms. Perlowski is a party to a voting agreement pursuant to which Mr. Mitchell exercises voting power over the shares held by Ms. Perlowski. The voting agreement will expire prior to the completion of this offering.

    As of June 15, 2001, certain funds affiliated with Goldman, Sachs & Co. owned more than 25% of our outstanding voting securities. Prior to completion of this offering, they will transfer a sufficient number of our outstanding voting securities to a voting trust administered by an independent trustee so that Goldman, Sachs & Co. will hold voting power with respect to less than 25% of our outstanding voting securities.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

    On June 24, 1998, our wholly-owned subsidiary, MCG Finance Corporation, entered into a $400 million multi-bank credit facility with Heller Financial, Inc., as agent, which has a revolving feature and expires in January 2002. As of March 31, 2001, we had $327.1 million of outstanding borrowings under this credit facility. On July 11, 2000, we entered into a repurchase agreement with Heller whereby we repurchased 1,000,000 shares of Class D common stock held by Heller, at a price of $15.00 per share. As of May 15, 2001, Heller is also a stockholder who beneficially owns more than five percent of our securities. See "Description of Securities--Debt Securities".

    Our wholly-owned subsidiary, MCG Finance Corporation II entered into a $150 million variable series securitization facility through a master trust arranged by First Union Securities, Inc. in June 2000, which was amended in June 2001. As of March 31, 2001, we had $75.4 million of outstanding borrowings under this securitization facility. First Union Securities, Inc., an affiliate of First Union Corporation, is an underwriter of this offering. First Union Corporation is also a stockholder of MCG. See "Description of Securities--Debt Securities".

    Goldman, Sachs & Co. is acting as lead underwriter of this offering. Certain funds affiliated with Goldman, Sachs & Co. own a significant portion of our outstanding common stock.

    All outstanding shares of our Class A common stock, Class B common stock, Class D common stock and Class E common stock will be converted into shares of our common stock without preference prior to the completion of this offering.

    Stockholders beneficially owning more than five percent of our securities have registration rights. See "Shares Eligible for Future Sale--Stockholder Registration Rights".

Loans to Executive Officers

    In connection with the formation of MCG in 1998, certain executive officers of the company and other members of management delivered promissory notes to us to purchase shares of Class A common stock. These promissory notes are due on June 24, 2003 and bear interest at a fixed rate per annum equal to 8.2875% payable annually. In addition, during 2000 certain additional executive officers of the company and other members of management delivered promissory notes to us in connection with the purchase of shares of Class E common stock. These promissory notes are due on July 11, 2005 and bear interest at a fixed rate per annum equal to 8.25% payable annually. Stock purchased with these loans as well as other MCG stock owned by the officers and other members of management serve as collateral for these loans.

    The following table summarizes information about the loans and the amounts outstanding as of March 31, 2001 with respect to our executive officers:

                                                             Original Current
                                                              Amount  Balance
           Name of Debtor and Title             Date of Loan of Loan  of Loan
           ------------------------             ------------ -------- --------
Bryan J. Mitchell .............................   6/24/98    $100,000 $100,000
Chairman of the Board of Directors and Chief
 Executive Officer

Steven F. Tunney...............................   6/24/98     150,000  150,000
Director, President, Chief Operating Officer,
 and Treasurer

B. Hagen Saville ..............................   6/24/98     200,000  200,000
Executive Vice President, Business Development

Janet C. Perlowski ............................   7/11/00      22,500   22,500
Chief Financial Officer

Samuel G. Rubenstein ..........................   7/11/00      75,000   75,000
Executive Vice President, General Counsel and
 Corporate Secretary

    In addition, we expect that many of our executive officers and members of management will deliver additional promissory notes to us for the amount of their tax liabilities associated with the grants of restricted shares of our common stock issued for the termination of their options. These loans will have a four-year term and will be secured by all of the restricted stock held by each employee receiving such a loan. The loans would bear interest at a fixed rate of interest equal to the applicable federal rate as defined in the Internal Revenue Code on the date a loan is made, with only interest payable during the term of the loan and all principal due on the fourth anniversary of the loan date.

                           DESCRIPTION OF SECURITIES

                                    General

    Upon completion of this offering, our authorized capital stock will consist
solely of     shares of common stock, par value $.01 per share, of which shares will be outstanding. Set forth below is our outstanding classes of capital stock as of June 15, 2001. Each of the shares of Class A, B, D and E common stock have various liquidation preferences and will be converted into a share of common stock without preference prior to the completion of this offering.

                                             Amount Held
                                             by Company
                                    Amount     for its     Amount
                Title of Class    Authorized   Account   Outstanding
             -------------------- ---------- ----------- -----------
MCG Capital  Class A Common Stock 12,000,000     --       6,831,066
             Class B Common Stock    500,000     --         462,887
             Class C Common Stock 20,000,000     --               0
             Class D Common Stock  2,200,000     --         677,934
             Class E Common Stock  5,500,000     --       4,700,000

    Prior to the completion of this offering:

  . we will issue 1,539,851 shares of common stock for the termination of all options outstanding under our stock option plan; and

  . we will issue 68,930 shares of our common stock to First Union Corporation, for the termination of all of its outstanding warrants to purchase 516,000 shares of our common stock.

    Our outstanding commitments to issue additional shares of shares of common
stock include the issuance of up to     shares of common stock pursuant to the
underwriters' option granted to the underwriters of this offering.

    The descriptions of common stock and preferred stock below reflect changes to MCG Capital's capital structure that will occur immediately prior to the completion of this offering in accordance with the amended and restated certificate of incorporation for MCG Capital that we will adopt prior to this offering.

                                  Common Stock

    Under the terms of our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. A significant percentage of the holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

                                Preferred Stock

    Under the terms of our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock except that the rights and preferences must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

                                    Warrants

    On June 24, 1998, we issued to First Union Corporation:
  . one warrant to purchase 226,000 shares of our class A common stock at an exercise price of $20.00 per share;
  . one warrant to purchase 186,000 shares of our class A common stock at an exercise price of $30.00 per share; and
  . one warrant to purchase 104,000 shares of our class A common stock at an exercise price of $40.00 per share.

These warrants will be terminated prior to the completion of this offering for the issuance of 68,930 shares of our common stock.

                                Debt Securities

    Although we have not incurred any significant indebtedness through MCG Capital Corporation itself, we do borrow indirectly through two principal credit facilities maintained by our subsidiaries. MCG Finance Corporation, one of our subsidiaries, maintains a $400 million senior secured multi-bank credit facility with Heller Financial, Inc., as agent. In addition, our wholly-owned subsidiary, MCG Finance Corporation II entered into a $150 million variable series securitization facility under a master trust, MCG Master Trust, arranged by First Union Securities, Inc. The significant terms of these facilities are outlined below. Prior to the completion of this offering, we intend to amend the facilities described below to effect certain changes, including the removal of certain covenants related to investment company status and required ownership levels of Goldman Sachs.

Senior Secured Multi-Bank Credit Facility

    On June 24, 1998, MCG Finance Corporation entered into a credit agreement with Heller Financial, Inc., as agent, pursuant to which MCG obtained a $400 million senior secured credit facility, with a revolving feature, to support our initial portfolio purchase from First Union National Bank and to fund ongoing loan and investment originations. The borrower under the facility is MCG Finance Corporation, a bankruptcy remote, wholly-owned special purpose subsidiary of MCG. The facility is secured by all of MCG Finance Corporation's existing and hereinafter acquired assets. As of March 31, 2001, MCG had $327.1 million of outstanding borrowings under this credit facility. The facility is scheduled to expire on January 2, 2002.

    MCG Finance Corporation has the ability to borrow at a base rate and LIBOR rate under the facility. MCG's borrowings are governed through ongoing compliance with a borrowing base that equals, at any time, the total loan portfolio commitments minus the amount of required equity. In addition to ongoing compliance with the borrowing base, the credit agreement provides that MCG Finance Corporation must comply with several financial covenants and investment tests. Some of these financial covenants prohibit MCG Finance Corporation from:

  .  permitting fixed charge coverage to fall below 1.10;

  . permitting the total interest coverage for certain periods to fall below 1.50;

  . permitting loan commitments in each of the community newspaper, radio broadcasting, television broadcasting and telecommunications segments to exceed 30% of total loan commitments and in each of the publishing, business information services and other segments to exceed 25% of the total loan commitments;

  . permitting unsecured debt or equity investments to exceed 10% of the portfolio; or

  . permitting the average interest rate on loans for the trailing 12-month period ending on the last day of the month to be less than the sum of LIBOR plus 2.5%.

    The credit agreement contains customary representations, warranties, affirmative and negative covenants, and events of default, including payment defaults, bankruptcy events, change in control and a commitment based required equity deficiency default. Among the negative covenants are restrictions or prohibitions on the incurrence of additional indebtedness, creation of liens, making of investments, disposal of assets, transactions with affiliates and making of dividends or other restricted junior payments.

    Each loan is assigned a credit risk rating, based upon an industry-standard credit rating scale. Initial credit risk ratings for each new portfolio loan will be determined upon the origination of the loan and changes to the credit risk rating of all portfolio loans will be updated on a regular, periodic basis. Each portfolio loan is assigned an amount of required equity based upon its credit risk rating. The amount of required equity decreases with higher or improving credit quality. The amount of required equity for each loan will also vary given the size and diversification of the overall portfolio. In general, given any particular credit risk rating, the amount of the required equity will be lower in a larger and more diverse portfolio. The total amount of equity required for MCG Finance Corporation from time to time is the sum of the required equity amounts assigned to each of the loans.

Securitization Facility

    Our wholly-owned, bankruptcy-remote, special-purpose subsidiary, MCG Finance Corporation II, entered into a $150 million variable series securitization facility under a master trust arranged by First Union National Bank in June 2000 and amended in June 2001. First Union has agreed to increase the facility to $200 million upon completion of this offering, subject to certain conditions precedent which we expect to satisfy. As of March 31, 2001, we had $75.4 million of outstanding borrowings under this securitization facility.

    Following is a brief description of the mechanics of the securitization facility. MCG Capital Corporation originates loans and transfers or sells certain of the loans to MCG Finance Corporation II. In turn, MCG Finance Corporation II concurrently sells those loans to the MCG Master Trust, a bankruptcy-remote, special-purpose trust, for cash and a transferor interest. MCG Master Trust privately offers and sells a Class A Note to a commercial paper conduit facility administered by First Union Securities, Inc. and a Class B Note to MCG Finance Corporation II. The Class A Notes generally will represent up to 76% of the aggregate principal amount of the loans taking into account concentration limitations and subordination requirements. The Class B Notes will be subordinate to the Class A Notes and generally will represent not less than 24% of the aggregate principal amount of the loans. Under this structure, we bear the risk of credit losses up to the value of the Class B Note, or generally not less than 24% of the principal amount of the loans sold or contributed to the MCG Master Trust. MCG Capital is the servicer of the trust loan portfolio.

    Series 2000-1 is the only series outstanding out of the MCG Master Trust and matures on May 31, 2003 or sooner if First Union National Bank does not annually renew, after May 31, 2002, the liquidity support that it provides to the commercial paper conduit, which is the lender under this facility.

    The interest rate for the Class A Notes can vary based on a number of factors including a benchmark rate and the method of funding the purchase of the notes. As of March 31, 2001, the effective rate of the Class A Notes was 6.25%, representing 116 basis points above 30-day LIBOR.

    Pursuant to the documents governing the securitization, MCG Master Trust must comply with several financial covenants and investment tests. Among other financial covenants, MCG Master Trust may not:

  . permit loan commitments in the community newspapers segment to exceed 40% of total loans outstanding; in any of the radio broadcasting, television broadcasting and publishing segments to exceed 35% of total loans outstanding; in any of the telecommunications or business information services segments to exceed 25% of the total loans outstanding; in the technology, security alarm or towers segments to exceed 20% of the total loans outstanding; or in the paging, internet service provider, e-commerce or other segments to exceed 15% of the total loans outstanding;

  . permit the sum of all loan commitments to a single obligor to exceed $20,000,000;

  . permit the sum of the six largest outstanding loan balances to exceed the greater of $90 million or 40% of the total loan commitments;

  . permit the average outstanding balance of eligible loans to a single obligor to exceed $8,000,000; or

  . permit the weighted average remaining life for the trust loan portfolio to exceed 6.5 years.

    In addition, MCG Finance Corporation II is subject to restrictions on the portion of the trust loan portfolio that can be invested in loans with higher risk ratings and may not exceed a maximum weighted average risk rating for the trust loan portfolio. MCG Finance Corporation II can substitute and/or repurchase loans held by the MCG Master Trust subject to the following criteria:

  . the aggregate principal balance of delinquent loans and charged-off loans purchased or substituted for cannot exceed, in any one year, 15% of the aggregate facility; and

  . the aggregate principal balance of all other commercial loans purchased or substituted for cannot exceed, in any one year, 15% of the aggregate facility.

    MCG Capital can be replaced as servicer of the loans upon the occurrence of several events, including:

  .  our failure to maintain a specified minimum net worth;

  . prior to the completion of this offering, the cessation of Robert J. Merrick to be actively involved in our credit decisions (unless waived by the majority of the Class A noteholders, which waiver may be granted or withheld in their sole direction) or the cessation of Bryan J. Mitchell, Steven F. Tunney or B. Hagen Saville to be actively involved in our management unless waived by the majority of the Class A and Class B noteholders;

  . upon completion of this offering, the cessation of any two of Messrs. Mitchell, Tunney, Saville or Merrick to be actively involved in our management unless cured or waived;
  . our failure to observe or perform the credit and collection policy regarding the servicing of the loans in any manner that would have a material adverse effect on the commercial loans; or
  . the material amendment by us of the credit and collection policy in any manner that would have a material adverse effect on the commercial loans without the prior written consent of First Union Securities, Inc.

    Prior to our election to be treated as a regulated investment company, we will restructure MCG Finance Corporation II either by converting it to a limited liability company or merging it with and into MCG Capital Corporation, which would then hold the interest in MCG Master Trust, the Class B Note and the transferor interest.

 Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

    We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an "interested stockholder" is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock. The amended and restated certificate of incorporation and amended and restated bylaws of MCG Capital to be effective immediately prior to completion of this offering provide that:

  . the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
  . directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and
  . any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

    The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from, acquiring us.

    The amended and restated certificate of incorporation and amended and restated bylaws, to be effective immediately prior to completion of this offering, also provide that, after this offering:

  . any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
  . special meetings of the stockholders may only be called by our board of directors.

    Our amended and restated bylaws, to be effective immediately prior to completion of this offering, provide that, in order for any matter to be considered "properly brought" before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, permits our board of directors to amend or repeal our bylaws by majority vote but requires the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote to amend or repeal any of the provisions of our amended and restated bylaws. Generally our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

                  Limitations of Liability and Indemnification

    The amended and restated certificate of incorporation for MCG Capital, to be effective immediately prior to completion of this offering, provides that our directors and officers shall be indemnified by us to the fullest extent authorized by Delaware law, provided, however, that the indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. In addition, our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, provides that we may not indemnify any director or officer against liability to us or our security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. This indemnification would cover all expenses and liabilities reasonably incurred in connection with their services for or on behalf of us. Our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper personal benefit from their action as directors.

    Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise. Our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, provides that we shall fully indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture trust, employee benefit plan or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Further, our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, provides that any person, other than an officer or director, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an employee or agent of MCG, or was serving at the request of MCG as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and who desires indemnification shall make written application for such indemnification to our board of directors for its determination that indemnification is appropriate, and if so, to what extent.

    Our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, permits us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

    At present, we are not the subject of any pending litigation or proceeding involving any director, officer, employee or agent as to which indemnification will be required or permitted under our certificate of incorporation. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

                        SHARES ELIGIBLE FOR FUTURE SALE

    Prior to the completion of this offering, there has been no public market for our common stock. Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

    All of our current stockholders have agreed with the underwriters not to sell any shares of stock and restricted stock they own for a period of 180 days from the date of the completion of this offering. This agreement, referred to as a "lock-up agreement", may be waived by Goldman, Sachs & Co., as representative of the underwriters.

    Upon completion of this offering, we will have    shares of common stock
outstanding, assuming no exercise of the underwriters' option, including
1,539,851 shares of restricted common stock. Of these shares,    shares sold in
this offering will be freely tradeable without restriction or further
registration under the Securities Act of 1933. Of the remaining      shares of
common stock outstanding:

  . 839,851 shares of restricted stock are subject to transfer restrictions and are also subject to the lock-up agreement. The transfer restrictions applicable to 59,571 (rounded to the nearest whole share) of these shares will lapse at the end of each of the twelve consecutive three-month periods beginning with the date these shares are issued and the transfer restrictions applicable to 31,250 of these shares will lapse at the end of each of the four succeeding three-month periods.
  . 700,000 shares of restricted stock held by employees are subject to transfer restrictions for a period of four years.
  .       additional shares of common stock currently outstanding that are subject to the lock-up agreement described below. For more information on the restricted stock, see "Conversion to Business Development Company and Regulated Investment Company Status--Changes in Capital Structure-- Termination of Stock Option Plan".

    In addition,     shares of our common stock, including a portion of the
shares referred to above, have been pledged to us to secure loans we made to officers and other employees. See "Certain Relationships and Transactions".

    We intend to file a registration statement on Form S-8 with the Securities and Exchange Commission in order to register the re-offer and resale of the restricted common stock issued to our employees in connection with the termination of our stock option plan. Upon the expiration of the transfer restrictions described above, the restricted common stock will no longer be contractually restricted and will, upon such registration, be freely transferable by holders who are not our affiliates to the public and, subject to the volume and other applicable limitations of Rule 144, by holders who are our affiliates.

    The shares of common stock held by our employees and the shares held by affiliates of Goldman, Sachs & Co., Vestar Capital Partners and Soros Fund Management and our other stockholders who purchased stock prior to the completion of this offering will constitute "restricted securities" for purposes of the Securities Act of 1933. As a result, absent registration under the Securities Act of 1933 or compliance with Rules 144, or 701 thereunder, these shares of common stock will not be freely transferable to the public.

    In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated), including an affiliate, who beneficially owns "restricted securities" may not sell those securities until they have been beneficially owned for at least one year. Thereafter, the person would be entitled to sell within any three-month period a number of shares that does not exceed the greater of:
  .  1% of the number of shares of common stock then outstanding (which will
     equal approximately      shares immediately after the offering); or

  . the average weekly trading volume of the common stock on the Nasdaq National Market during the four calendar weeks preceding the filing with the Securities and Exchange Commission of a notice on the Securities and Exchange Commission's Form 144 with respect to such sale.

    Sales under Rule 144 are also subject to certain other requirements regarding the manner of sale, notice and availability of current public information about us.

    Under Rule 144(k), a person who is not, and has not been at any time during the 90 days preceding a sale, one of our affiliates and who has beneficially owned the shares proposed to be sold for at least two years (including the holding period of any prior owner except an affiliate) is entitled to sell such shares without complying with the manner of sale, public information, volume limitation or notice provisions of Rule 144.

    In addition, Rule 701 provides that currently outstanding shares of common stock acquired under our employee compensation plans may be resold beginning 90 days after the date of this prospectus:

  . by persons, other than affiliates, subject only to the manner of sale provisions of Rule 144, and

  . by affiliates under Rule 144 without compliance with its one-year minimum holding period, subject to limitations.

                        Stockholder Registration Rights

    Following this offering, the holders of     shares of outstanding common
stock will, under some circumstances, have the right to require us to register their shares for future sale.

    Our amended registration rights agreement with certain of the holders of our common stock provides that at any time, subject to conditions and limitations, one or more of those stockholders have the right to:

  . demand that we file a registration statement with the Securities and Exchange Commission to register all or part of their shares of common stock; and

  . include all or part of their shares of common stock on other registration statements that we file with the Securities and Exchange Commission.

    We are obligated to effect up to eight demand registrations for our three principal stockholders. The stockholders affiliated with Goldman Sachs & Co. have the right to request up to four demand registrations and the stockholders affiliated with Vestar Capital Partners and stockholders affiliated with Soros Fund Management each have a right to request up to two demand registrations. In addition, if we propose to register securities, whether or not for our own account, the stockholders may be entitled to include their shares in that registration. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

                                  UNDERWRITING

    We and the underwriters named below (the "Underwriters") have entered into an underwriting agreement with respect to the shares being offered. Subject to specified conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table.

                                                                      Number of
                            Underwriters                               Shares
                            ------------                              ---------
Goldman, Sachs & Co. ................................................
85 Broad Street
New York, NY 10004

First Union Securities, Inc..........................................
301 South College Street
Charlotte, NC 28288




                                                                       -------
      Total..........................................................
                                                                       =======

If the Underwriters sell more shares than the total number set forth in the table above, the Underwriters have an option to buy up to an additional shares from us to cover such sales. They may exercise that option for 30 days after completion of this offering. If any shares are purchased under this option, the Underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

    The following table shows the per share and total underwriting discounts and commissions to be paid to the Underwriters by us. The amounts are shown assuming both no exercise and full exercise of the Underwriters' over-allotment option to purchase additional shares.

                         Paid by MCG
                         -----------
                                                                  No      Full
                                                               Exercise Exercise
                                                               -------- --------
Per Share..................................................... $        $
Total......................................................... $        $

If the Underwriters exercise the option in full, the price to the public, the underwriting discounts and commissions and proceeds to us (before deducting
offering expenses) would be $   , $    and $   , respectively.

    Shares sold by the Underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus.
Investors must pay for the shares being offered by    . Any shares sold by the
Underwriters to securities dealers may be sold at a discount of up to $   per
share from the initial public offering price. Any such securities dealers may resell any shares purchased from the Underwriters to other brokers or dealers
at a discount of up to $   per share from the initial public offering price. If
all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms.

    We and our officers, directors, and current stockholders have agreed with the Underwriters not to dispose of or hedge any of their common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of the representatives. See "Shares Available for Future Sale" for a discussion of certain transfer restrictions.

    Prior to the completion of this offering, there has been no public market for the shares. The initial public offering price will be negotiated by us and the representatives. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be our historical performance, estimates of the business potential and our earnings prospects, an assessment of our management and the consideration of the above factors in relation to market valuation of companies in related businesses.

    We have applied for quotation of our common stock on the Nasdaq National Market under the symbol "MCGC".

    Certain investment partnerships affiliated with Goldman, Sachs & Co. currently own approximately 48% of our equity securities. Accordingly, this offering is being conducted pursuant to the requirements of Rules 2710(c) of the Conduct Rules of the National Association of Securities Dealers, Inc., which provide that the initial public offering price can be no higher than that recommended by a "qualified independent underwriter" meeting specified standards. In accordance with this requirement, First Union Securities, Inc. has served in such role and has recommended a price in compliance with the requirements of Rule 2720(c)(3). First Union Securities, Inc. will receive
compensation from us in the amount of $   for serving in such role. In
connection with this offering, First Union Securities, Inc., in its role as qualified independent underwriter, has performed due diligence investigations and reviewed and participated in the preparation of this prospectus and the registration statement of which this prospectus forms a part. In addition, the Underwriters may not confirm sales to any discretionary account without the prior specific written approval of the customer.

    In connection with the offering, the Underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the Underwriters' option to purchase additional shares from us in the offering. The Underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the Underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. "Naked" short sales are any sales in excess of such option. The Underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchase of common stock made by the Underwriters in the open market prior to the completion of the offering.

    The Underwriters may also impose a penalty bid. This occurs when a particular Underwriter repays to the Underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.

    Purchases to cover a short position and stabilizing transactions may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the Nasdaq National Market, in the over-the-counter market or otherwise.

    At our request, the Underwriters are reserving up to 200,000 shares of common stock for sale at the initial public offering price to directors, officers, employees and friends. The number of shares available for sale to the general public in the public offering will be reduced to the extent these persons purchase these reserved shares. Any shares not so purchased will be offered by the Underwriters to the general public on the same basis as the other shares offered hereby.

    The Underwriters do not expect sales to discretionary accounts to exceed percent of the total number of shares offered.

    We estimate that our share of the total expenses of this offering, excluding underwriting discounts and commissions, will be approximately $ million.

    We have agreed to indemnify the several Underwriters against specific liabilities, including liabilities under the Securities Act of 1933.

                             VALIDITY OF SECURITIES

    The validity of our shares of common stock offered by this prospectus will be passed upon for us by Fried, Frank, Harris, Shriver & Jacobson (a partnership including professional corporations), Washington, D.C. The validity of the common stock will be passed upon for the underwriters by Sullivan & Cromwell, Washington, D.C.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

    Both our investments and our subsidiaries' investments are held in
safekeeping by       at      . Wells Fargo Bank Minnesota, N.A., Asset Back
Securities Division, Corporate Trust Services located at 6th and Marquette, Minneapolis, Minnesota 55479 serves as trustee and custodian with respect to
our assets held for securitization purposes.           acts as our transfer,
dividend paying and reinvestment plan agent and registrar.

                                    EXPERTS

    Ernst & Young LLP, independent auditors, at One James Center, Suite 1000, 901 East Cary Street, Richmond, VA 23218-0680, have audited our consolidated financial statements, including the schedules of investments and senior securities table, for the periods set forth in their reports. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given their authority as experts in accounting and auditing.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Auditors............................................ F-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets as of December 31, 2000 and 1999............ F-2
  Consolidated Statements of Operations for the years ended December 31,
   2000 and 1999 and the periods of June 25 through December 31, 1998 and
   January 1, 1998 to June 24, 1998....................................... F-3
  Consolidated Statements of Stockholders'/Division Equity from December
   31, 1997 through December 31, 2000..................................... F-4
  Consolidated Statements of Cash Flows for the years ended December 31,
   2000 and 1999 and the periods of June 25 through December 31, 1998 and
   January 1, 1998 to June 24, 1998....................................... F-5
  Consolidated Schedule of Investments as of December 31, 2000 and 1999... F-6
  Notes to Consolidated Financial Statements.............................. F-12

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets as of March 31, 2001 and December 31, 2000.. F-27
  Consolidated Statements of Operations for the three months ended
   March 31, 2001 and 2000................................................ F-28
  Consolidated Statement of Stockholders' Equity for the three months ended March 31, 2001................................................... F-29
  Consolidated Statements of Cash Flows for the three months ended
   March 31, 2001 and 2000................................................ F-30
  Consolidated Schedule of Investments as of March 31, 2001............... F-31
  Notes to Unaudited Consolidated Financial Statements.................... F-36

                         Report of Independent Auditors

Board of Directors
MCG Capital Corporation

    We have audited the accompanying consolidated balance sheets of MCG Capital Corporation, including the consolidated schedules of investments, as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2000 and 1999 and for the period June 25, 1998 through December 31, 1998. We also have audited the accompanying statement of operations of Media Communications Group, a division of First Union National Bank, (the "Predecessor") and related statements of division equity and cash flows for the period January 1, 1998 through June 24, 1998 (as to the financial statements, the "predecessor financial statements" and as to the period, the "predecessor period"). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material aspects, the consolidated financial position of MCG Capital Corporation at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the years ended December 31, 2000 and 1999 and the period June 25, 1998 through December 31, 1998, in conformity with accounting principles generally accepted in the United States. Further, in our opinion, the predecessor financial statements referred to above present fairly, in all material respects, the results of its operations and cash flows for the period January 1, 1998 through June 24, 1998, in conformity with accounting principles generally accepted in the United States.

    As discussed in Note A to the consolidated financial statements, MCG Capital Corporation adopted a new accounting basis effective June 25, 1998 in connection with the change in ownership and recorded net assets as of that date at the new owners' acquisition cost. As a result, the consolidated financial statements beginning June 25, 1998 are presented on a different basis that that of the predecessor period, and therefore are not directly comparable.


                                          /s/ Ernst & Young LLP

Richmond, Virginia
February 1, 2001,
except for the first paragraph of
Note A, as to which the date is
June 14, 2001

                            MCG Capital Corporation

                          Consolidated Balance Sheets
                    (in thousands, except per share amounts)

                                                              December 31,
                                                           --------------------
                                                             2000       1999
                                                           ---------  ---------
Assets
Cash and cash equivalents................................  $  16,766  $  10,019
Commercial loans.........................................    504,214    310,871
Less: Allowance for loan losses..........................    (10,084)    (4,663)
   Unearned income.......................................     (9,935)    (6,765)
                                                           ---------  ---------
  Net loans..............................................    484,195    299,443
Investments in equity securities.........................      6,697      2,520
Premises and equipment, net..............................        449        303
Interest receivable......................................      6,239      3,758
Debt issuance cost, net..................................      2,960      2,629
Deferred income taxes....................................      4,261      1,614
Goodwill, net............................................      4,162      4,436
Other assets.............................................        764      1,592
                                                           ---------  ---------
  Total assets...........................................  $ 526,493  $ 326,314
                                                           =========  =========
Liabilities
Borrowings...............................................  $ 356,833  $ 248,217
Interest payable.........................................      1,813      1,397
Other liabilities........................................      8,949      2,443
                                                           ---------  ---------
  Total liabilities......................................    367,595    252,057
Stockholders' Equity
Preferred stock, par value $.01, authorized 1 share, none
 issued and outstanding..................................        --         --
Common stock
  Class A, par value $.01, authorized 12,000 shares,
   issued and outstanding 6,831 in 2000 and 5,626 in
   1999..................................................         68         56
  Class B, par value $.01, authorized 500 shares, issued
   and outstanding 463 in 2000 and 463 in 1999...........          5          5
  Class C, par value $.01, authorized 20,000 shares, none
   issued and outstanding................................        --         --
  Class D, par value $.01, authorized 2,200 shares,
   issued and outstanding 678 in 2000 and 1,333 in 1999..          7         13
  Class E, par value $.01, authorized 5,500 shares,
   issued and outstanding 4,700 in 2000 and 0 in 1999....         47        --
Paid-in capital..........................................    138,624     68,341
Stockholder loans........................................       (747)      (600)
Retained earnings........................................     20,513      6,442
Cumulative other comprehensive income....................        381        --
                                                           ---------  ---------
  Total stockholders' equity.............................    158,898     74,257
                                                           ---------  ---------
  Total liabilities and stockholders' equity.............  $ 526,493  $ 326,314
                                                           =========  =========

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                     Consolidated Statements of Operations
                    (in thousands, except per share amounts)

                                            Successor                Predecessor
                              -------------------------------------- -----------
                                                          June 25     January 1
                               Year Ended   Year Ended    through      through
                              December 31, December 31, December 31,  June 24,
                                  2000         1999         1998        1998
                              ------------ ------------ ------------ -----------
Commercial loan interest and
 fee income:
  Interest income...........    $51,374      $24,485       $8,311      $8,763
  Fee income................     11,247        3,771        1,517       1,212
                                -------      -------       ------      ------
    Total commercial loan
     interest and fee
     income.................     62,621       28,256        9,828       9,975
Interest expense:
  Interest..................     25,023       12,911        5,423       6,005
  Amortization of debt
   issuance cost............      1,625        1,406          729         --
                                -------      -------       ------      ------
    Total interest expense..     26,648       14,317        6,152       6,005
                                -------      -------       ------      ------
Net interest income.........     35,973       13,939        3,676       3,970
Provision for loan losses...      5,421        2,058          556        (492)
                                -------      -------       ------      ------
Net interest income after
 provision for loan losses..     30,552       11,881        3,120       4,462
Other income:
  Warrant and equity
   investment gains and
   losses...................      2,099        3,765          --          --
  Investment income in EEI
   Holding's Corporation,
   Inc......................        --           267          362         --
  Other.....................      1,129          173           66         --
                                -------      -------       ------      ------
    Total other income......      3,228        4,205          428         --
Operating expenses:
  Employee compensation.....      6,996        4,034        1,282         710
  Occupancy.................        548          296          160          73
  Professional fees.........        437          453          172         114
  Marketing and research....        239          246           93         --
  Depreciation and
   amortization.............        445          408           96          29
  General and
   administrative...........      1,374          945          369         317
                                -------      -------       ------      ------
    Total operating
     expenses...............     10,039        6,382        2,172       1,243
                                -------      -------       ------      ------
Income from continuing
 operations before income
 taxes......................     23,741        9,704        1,376       3,219
Income tax expense..........      9,670        3,921          576       1,253
                                -------      -------       ------      ------
Income from continuing
 operations.................     14,071        5,783          800       1,966
Income from discontinued
 operations, net of income
 taxes of $5 for January 1
 through June 24, 1998......        --           --           --            8
                                -------      -------       ------      ------
Net income..................    $14,071      $ 5,783       $  800      $1,974
                                =======      =======       ======      ======
Net income per common
 share--basic and diluted...    $  1.35      $  0.87       $ 0.13
Average common shares
 outstanding................     10,435        6,612        6,351
Average common shares
 outstanding and dilutive
 common stock equivalents...     10,453        6,614        6,351

                See notes to consolidated financial statements.

                            MCG Capital Corporation

            Consolidated Statements of Stockholders'/Division Equity
                                 (in thousands)


                                                                                 Successor
                                                  ---------------------------------------------------------------------------
                                     Predecessor                                                   Cumulative
                                     -----------  Common Stock                                        Other       Stockholders'/
                                      Division    --------------  Paid-in   Stockholder  Retained  Comprehensive    Division
                                       Equity     Shares  Amount  Capital      Loans     Earnings     Income         Equity
                                     -----------  ------- ------  --------  -----------  --------  -------------  --------------
Balance December 31, 1997..........   $ 52,863                                                                       $ 52,863
Net income.........................      2,115                                           $  (141)                       1,974
Issuance of common stock...........                  379   $  4                                                             4
Capital contribution to Parent.....    (15,829)                                                                       (15,829)
                                      --------    ------- ------  --------  -----------  --------   -----------  --------------
Balance June 24, 1998..............     39,149       379      4                             (141)                      39,012
Net income.........................                                                          800                          800
Issuance of common stock
 Purchase transaction..............                5,784     58   $ 55,760                                             55,818
 Private stock placement...........                  255      2      2,548                                              2,550
Recapitalization...................    (39,149)                                                                       (39,149)
Issuance of stockholder loans......                                            $(600)                                    (600)
                                      --------    ------- ------  --------  -----------  --------  ------------  -------------
Balance December 31, 1998..........        --      6,418     64     58,308      (600)        659                       58,431
Net income.........................                                                        5,783                        5,783
Issuance of common stock
 Capital call......................                1,000     10      9,983                                              9,993
 Private stock placement...........                    4                50                                                 50
                                      --------    ------- ------  --------  -----------  --------  ------------  -------------
Balance December 31, 1999..........        --      7,422     74     68,341      (600)      6,442                       74,257
Net income.........................                                                       14,071                       14,071
Issuance of common stock
 Capital call (Class A and Class
  D)...............................                1,550     16     15,484                                             15,500
Private stock placement (Class E)..                4,700     47     69,789                                             69,836
Repurchase of common stock (Class A
 and Class D)......................               (1,000)   (10)   (14,990)                                           (15,000)
Unrealized gains on securities, net
 of income taxes of $260...........                                                                    $381          $    381
Issuance of stockholder loans......                                             (147)                                    (147)
                                      --------    ------- ------  --------  -----------  -------  -------------  -------------
Balance December 31, 2000..........        --     12,672   $127   $138,624     $(747)    $20,513       $381          $158,898
                                      ========    ======= ======  ========  ===========  =======  =============  =============

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                     Consolidated Statements of Cash Flows
                                 (in thousands)

                                           Successor                 Predecessor
                           ----------------------------------------- -----------
                                                                      January 1
                            Year Ended   Year Ended  June 25 through   through
                           December 31, December 31,  December 31,    June 24,
                               2000         1999          1998          1998
                           ------------ ------------ --------------- -----------
Operating Activities
 Net income..............   $  14,071    $   5,783      $     800     $  1,974
 Adjustments to reconcile
  net income to net cash
  provided by operating
  activities:
 Provision for loan
  losses.................       5,421        2,058            556         (492)
 Depreciation and
  amortization...........         445          408             96           29
 Amortization of debt
  issuance costs.........       1,625        1,406            729          --
 Investment income in EEI
  Holdings
  Corporation, Inc.......         --          (267)          (362)         --
 (Increase) decrease in
  interest receivable....      (2,481)      (1,823)           240          806
 (Increase) in accrued
  payment-in-kind
  interest...............      (5,379)      (1,753)           (25)         --
 Increase (decrease) in
  unearned income........       2,211        3,051            729       (1,185)
 (Increase) decrease in
  deferred income taxes..      (2,647)      (1,104)          (510)         529
 (Increase) decrease in
  other assets...........         943       (1,095)           (50)         --
 Increase in interest
  payable................         416          438            959          --
 Increase (decrease) in
  other liabilities......       6,245        1,186            366         (867)
                            ---------    ---------      ---------     --------
  Net cash provided by
   operating activities..      20,870        8,288          3,528          794
Investing Activities
 Net (increase) decrease
  in loans...............    (187,964)    (125,486)       (17,654)      69,842
 Purchase of media assets
  from First Union
  National Bank..........         --           --        (173,142)         --
 Purchase of equity
  securities.............      (2,576)      (1,601)          (261)         --
 Net decrease in
  investment in EEI
  Holdings Corporation,
  Inc....................         --           400          1,162          --
 Sale of EEI Holding's
  Corporation, Inc. with
  tax benefit............         --         3,900            --           --
 Purchase of premises and
  equipment..............        (431)        (155)          (224)         --
 Decrease in investment
  in discontinued
  operations.............         --           --             --           597
                            ---------    ---------      ---------     --------
  Net cash (used in)
   provided by investing
   activities............    (190,971)    (122,942)      (190,119)      70,439
Financing Activities
 Net proceeds from
  borrowings.............     108,616      109,432        138,785          --
 Repurchase of common
  stock..................     (15,000)         --             --           --
 Net proceeds from
  issuance of common
  stock, net of
  stockholder loans......      85,189       10,043         57,768            4
 Payment of deferred debt
  issuance costs.........      (1,957)         (96)        (4,668)         --
 Net decrease in Due to
  Parent.................         --           --             --       (55,408)
 Capital contribution to
  Parent.................         --           --             --       (15,829)
                            ---------    ---------      ---------     --------
  Net cash provided by
   (used in) financing
   activities............     176,848      119,379        191,885      (71,233)
                            ---------    ---------      ---------     --------
Increase in cash and cash
 equivalents.............       6,747        4,725          5,294          --
Cash and cash equivalents
 at beginning of period..      10,019        5,294            --           --
                            ---------    ---------      ---------     --------
Cash and cash equivalents
 at end of period........   $  16,766    $  10,019      $   5,294     $    --
                            =========    =========      =========     ========
Supplemental Disclosures
 Interest paid...........   $  24,607    $  12,473      $   4,464     $  6,005
 Income taxes paid.......       7,295        4,255          1,182          --

                See notes to consolidated financial statements.

                            MCG Capital Corporation

                      Consolidated Schedule of Investments
                           December 31, 2000 and 1999
                                 (in thousands)

                                                                      December 31,
                                                   December 31, 2000      1999
                                                   ----------------- ----------------
   Portfolio Company            Investments          Cost    Value    Cost    Value
------------------------ ------------------------- -------- -------- -------- -------
101 Communications...... Loan                      $      0 $      0 $10,047 $10,047
Access One
 Communications
 Corporation............ Loan                             0        0  11,947  11,947
                         Warrants to purchase
                         Common Stock                     0        0       0   1,496
The Adrenaline Group,
 Inc.(1)................ Loan                         1,500    1,500       0       0
                         Warrants to purchase
                         Common Stock                     0        0       0       0
AMI Telecommunications
 Corporation(1)......... Loan                        10,233   10,233   8,539   8,539
                         Common Stock                   175       70     175     175
Badoud Enterprises,
 Inc.(1)................ Loan                        11,600   11,600  12,000  12,000
Belvoir Publications,
 Inc.................... Loan                           950      950     400     400
Biznessonline.com,
 Inc.(1)................ Loan                        15,821   15,821       0       0
                         Common Stock                     0       14       0       0
                         Warrants to purchase
                         Common Stock                     0        0       0       0
Boucher Communications,
 Inc.(1)................ Loan                         2,150    2,150   2,000   2,000
                         Stock Appreciation Rights        0      305       0     223
Bridgecom Holdings,
 Inc.(1)................ Loan                         5,054    5,054       0       0
                         Warrants to purchase
                         Common Stock                     0        0       0       0
Brill Media Holdings,
 L.P.(1)................ Loan                        10,013   10,013       0       0
                         Stock Appreciation Rights        0        0       0       0
Brookings Newspapers,
 L.L.C.(1).............. Loan                         3,900    3,900       0       0
BuyMedia Inc. .......... Warrants to purchase
                         Common Stock                     0      186       0   3,047
Cambridge Information
 Group, Inc.(1)......... Loan                        11,934   11,934   6,853   6,853
CCG Consulting, LLC..... Loan                         1,014    1,014       0       0
                         Warrants to purchase
                         membership interest
                         in LLC                           0       48       0       0
                         Option to purchase
                         additional equity                0        0       0       0


                  See notes to consolidated financial statements.

                            MCG Capital Corporation

                           December 31, 2000 and 1999
                                 (in thousands)

                                                       December 31, 2000  December 31, 1999
                                                       ----------------- -------------------
       Portfolio Company              Investments        Cost    Value     Cost    Value
--------------------------------  -------------------- -------- -------- --------- ---------
Community Media Group, Inc.(1)..  Loan                 $ 14,400 $ 14,400 $ 10,240 $ 10,240
Connective Corp. ...............  Common Stock               57      239       57      266
Corporate Legal Times L.L.C. ...  Loan                    4,530    4,530    4,869    4,869
                                  Warrants to purchase
                                  membership interest
                                  in LLC                    153      148      153      166
Costa De Oro Television, Inc. ..  Loan                    3,087    3,087    3,019    3,019
Country Media, Inc. ............  Loan                    6,633    6,633        0        0
                                  Common Stock              100      100        0        0
Creatas, L.L.C.(1)..............  Loan                   11,000   11,000        0        0
                                  LLC Interest              100      100        0        0
Creative Loafing, Inc.(1).......  Loan                   16,121   16,121        0        0
Dowden Health Media, Inc. ......  Loan                    2,790    2,790    3,423    3,423
Edgell Communications, Inc.(1)..  Loan                      670      670        0        0
The e-Media Club, LLC...........  LLC Interest               60       60       30        0
Executive Enterprise
 Institute, LLC(1)..............  LLC Interest              431      431      300      300
Fawcette Technical
 Publications Holdings(1).......  Loan                   10,841   10,841    1,000    1,000
                                  Warrants to purchase
                                  Common Stock                0        0        0        0
Financial Technologies
 Holdings, Inc.(1)..............  Loan                   20,500   20,500   18,000   17,109
                                  Warrants to purchase
                                  Common Stock                0    2,029        0       53
Grant Broadcasting System II,
 Inc.(1)........................  Loan                        0        0    7,775    7,775
Halcyon Business Publications,
 Inc. ..........................  Loan                      550      550    1,008    1,008
I-55 Internet Services, Inc. ...  Loan                    3,764    3,764    3,053    3,053
                                  Warrants to purchase
                                  Common Stock                0        0        0        0
IDS Telecom LLC.................  Loan                   13,075   13,075    3,685    3,685
                                  Warrants to purchase
                                  membership interest
                                  in LLC                    279      209      279      292


                  See notes to consolidated financial statements.

                            MCG Capital Corporation

                           December 31, 2000 and 1999
                                 (in thousands)

                                                 December 31, 2000 December 31, 1999
                                                 ------------------------------------
   Portfolio Company           Investments         Cost    Value     Cost    Value
------------------------  ---------------------- -------- ----------------- ---------
Images.Com, Inc. .......  Loan                   $  2,775 $  2,775 $  2,925  $ 2,925
Independent Media
 Holdings, Inc.(1)......  Loan                          0        0    6,531    6,531
Intellisec Holdings,
 Inc.(1)................  Loan                     10,085   10,085        0        0
                          Warrants to purchase
                          Common Stock                  0        0        0        0
Interface Video Systems,
 Inc....................  Loan                        426      426      670      670
Internetmercado.com,
 Inc.(1)................  Loan                        940      490      940      824
                          Preferred Stock             300      119      300      300
                          Warrants to purchase
                          Common Stock                169      148        0        0
JMP Media, L.L.C........  Loan                     15,491   15,491   15,101   15,101
Joseph C. Millstone.....  Loan                        500      500        0        0
The Joseph F. Biddle
 Publishing Company(1)..  Loan                     15,125   15,125        0        0
Kalorama Information,
 LLC....................  Loan                          0        0    1,050    1,044
Kings III of America,
 Inc., North America....  Loan                      4,400    4,400        0        0
The Korea Times
 Los Angeles, Inc. .....  Loan                     12,368   12,368   11,940   11,940
MacDonald Communications
 Corporation(1).........  Loan                      9,410    9,410    7,805    7,805
                          Preferred Stock           1,000      328    1,000    1,000
                          Common Stock                  0        0        0        0
                          Warrants to purchase
                          Common Stock                  0        0        0        0
Manhattan
 Telecommunications
 Corporation............  Loan                     10,272   10,272    6,160    6,160
                          Warrants to purchase
                          Common Stock                  0      315        0      687
McGinnis-Johnson
 Consulting, LLC........  Loan                      7,107    7,107    6,452    6,452
Michael Noshay..........  Loan                        500      500        0        0



                  See notes to consolidated financial statements.

                            MCG Capital Corporation

                           December 31, 2000 and 1999
                                 (in thousands)

                                               December 31, 2000  December 31, 1999
                                               ------------------ ------------------
   Portfolio Company          Investments        Cost    Value     Cost    Value
------------------------  -------------------- -------- --------- -------- ---------
Midwest Towers
 Partners, LLC(1).......  Loan                 $ 15,694 $ 15,694 $ 13,399 $ 13,399
Miles Media Group,
 Inc.(1)................  Loan                    7,300    7,300    7,800    7,800
                          Warrants to purchase
                          Common Stock               20      452       20      326
Minnesota Publishers,
 Inc.(1)................  Loan                   14,250   14,250   14,250   14,250
Murphy McGinnis Media,
 Inc.(1)................  Loan                   14,000   14,000   14,000   14,000
Netplexus Corporation...  Loan                    3,500    3,500        0        0
                          Preferred Stock           766      765        0        0
                          Warrants to purchase
                          Common Stock                0        0        0        0
nii communications,
 Inc.(1)................  Loan                    1,834    1,834        0        0
                          Common Stock              400      181        0        0
                          Warrants to purchase
                          Common Stock                0      223        0        0
New Northwest
 Broadcasters, Inc.(1)..  Loan                   10,751   10,751        0        0
Newsletter Holdings,
 LLC(1).................  Loan                    1,400    1,400    1,960    1,960
North American
 Telecommunications
 Corporation(1).........  Loan                    6,131    6,131    3,790    3,790
                          Warrants to purchase
                          Preferred Stock             0        0        0    5,309
NOW Communications,
 Inc.(1)................  Loan                    4,170    4,170    3,000    3,000
                          Warrants to purchase
                          Common Stock                0        0        0        0
Nurseweek Publishing,
 Inc....................  Loan                    2,215    2,215        0        0
Pfingsten Publishing,
 LLC(1).................  Loan                   15,966   15,966        0        0
Powercom
 Corporation(1).........  Loan                    4,288    4,288    4,116    4,116
                          Warrants to purchase
                          Common Stock              139       85        0        0
Rising Tide Holdings
 LLC(1).................  Loan                    3,000    3,000        0        0
                          Warrants to purchase
                          membership interest
                          in LLC                      0        0        0        0
Robert N. Snyder........  Loan                    1,300    1,300    1,300    1,300



                  See notes to consolidated financial statements.

                            MCG Capital Corporation

                           December 31, 2000 and 1999
                                 (in thousands)

                                                    December 31, 2000  December 31, 1999
                                                    ----------------- -------------------
   Portfolio Company             Investments          Cost    Value     Cost    Value
------------------------  ------------------------- -------- -------- --------- ---------
Robert C. Waggoner......  Loan                      $      0 $      0 $  1,700 $  1,700
Sabot Publishing,
 Inc.(1)................  Loan                        10,588   10,588    9,200    9,200
Stonebridge Press,
 Inc.(1)................  Loan                         5,300    5,300    4,500    4,500
Talk America Holdings,
 Inc.(1)................  Loan                        20,000   20,000        0        0
                          Common Stock                 1,050    1,690        0        0
                          Warrants to purchase
                          Common Stock                    25        0        0        0
TGI Group, LLC..........  Loan                         8,250    8,250        0        0
                          Warrants to purchase
                          membership interest
                          in LLC                         126        0        0        0
THE Journal, LLC........  Loan                         3,119    3,119    3,464    3,464
Tower Resource
 Management, Inc. (1)     Loan                         1,016    1,016        0        0
                          Warrants to purchase
                          Common Stock                     0        0        0        0
TVData Technologies
 L.P.(1)................  Loan                        13,900   13,900    5,100    5,100
Unifocus, Inc.(1).......  Loan                         3,350    3,350    3,500    3,500
                          Warrants to purchase
                          Common Stock                   139       99      139      132
Upside Media, Inc.(1)...  Loan                         7,952    7,952    5,202    5,202
                          Stock Appreciation Rights        0        0        0        0
ValuePage
 Holdings, Inc.(1)......  Loan                        19,249   16,749   19,249   19,249
VS&A-PBI
 Holding LLC(1).........  Loan                        12,500   12,500        0        0
                          LLC Interest                   500      500        0        0
WirelessLines, Inc.(1)..  Loan                         6,150    6,150    4,610    4,610
                          Warrants to purchase
                          Common Stock                     0        0        0        0
Witter Publishing
 Corporation............  Loan                         2,600    2,600    2,600    2,600
                          Warrants to purchase
                          Common Stock                    66       11       66       66

                  See notes to consolidated financial statements.

                            MCG Capital Corporation

                           December 31, 2000 and 1999
                                 (in thousands)

                                                     December 31, 2000  December 31, 1999
                                                     ------------------ ------------------
   Portfolio Company             Investments           Cost     Value     Cost     Value
------------------------ --------------------------- --------  -------- --------  --------
World Publications,
 Inc. (1)............... Loan                        $      0  $      0 $  5,700  $  5,700
Wyoming Newspapers,
 Inc. (1)............... Loan                          12,913    12,913   15,000    15,000
                                                     --------  -------- --------  --------
                                                     $510,270  $510,120 $313,391  $323,697
                                                     ========  ======== ========  ========
                         Allowance for loan losses..  (10,084)            (4,663)
                         Unrealized gain/losses--
                          derivatives...............        0                  0
                         Unrealized gain/losses--
                          marketable securities.....      641                  0
                                                     --------  -------- --------  --------
                                                     $500,827  $510,120 $308,728  $323,697
                                                     ========  ======== ========  ========

--------
(1)Some of the listed securities are issued by affiliates of the listed portfolio company.

                  See notes to consolidated financial statements.

                            MCG CAPITAL CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

               (in thousands, except share and per share amounts)

Note A--Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

    MCG Capital Corporation ("MCG" or the "Company" or "Parent") is a solutions-focused financial services company that provides financing for companies throughout the United States in the media, communications, technology and information services industry sectors. Prior to its name change effective June 14, 2001, the Company's legal name was MCG Credit Corporation. MCG and its wholly-owned subsidiary, MCG Finance Corporation ("MCG Finance"), were established to facilitate the purchase of media assets (primarily loans) from First Union National Bank ("First Union"). This purchase occurred on June 24, 1998. MCG Finance Corporation II ("MCG Finance II"), a wholly-owned subsidiary of MCG, was established to facilitate the use of a master trust securitization facility (See Note C), which was created during 2000.

    Prior to the purchase of assets from First Union, the Company conducted its business as a division of First Union. Signet Banking Corporation ("Signet"), which merged into First Union Corporation on November 28, 1997, conducted its media communications lending business through Media Communications Group, a division (the "Division") of a wholly owned subsidiary, Signet Bank. The Division subsequently became a separate division within First Union, a wholly owned subsidiary of First Union Corporation. A portion of the media loan portfolio, totaling approximately $116,000 at December 31, 1997 (unaudited), was retained by First Union. Except for this portfolio, Division management, through their ownership of MCG and its subsidiary, MCG Finance, purchased all of the operating and investment assets of the Division on June 24, 1998. In a separate but related transaction, MCG purchased First Union's 100% interest in EEI Holding's Corporation, Inc. ("EEI") on September 29, 1998.

    On June 24, 1998, $54,000 of equity capital raised by MCG was transferred to its wholly owned subsidiary, MCG Finance, which is a bankruptcy-remote special purpose entity and, therefore, the assets of MCG Finance are not available to the creditors of MCG. Using the equity capital and borrowings of $120,000, operating assets (primarily loans) and 100% of the common stock of EEI were purchased from First Union for a total of $173,000 cash. In addition, MCG issued to First Union 84,000 shares of Class B common stock valued at $504 and options to purchase 516,000 shares of Class A common stock with exercise prices of $20, $30, and $40 valued at $332. In connection with these formation transactions, the Company incurred $2,018 of equity raising costs, $4,668 of debt issuance costs, and $83 of transaction costs. This transaction was accounted for under the purchase method with assets purchased and liabilities assumed recorded at estimated fair value. The excess of fair value of consideration given over fair value of net assets acquired, $6,230, was recorded as goodwill. The fair value of the loans purchased was determined on a loan by loan basis using discounted cash flows with discount rates based on similar lending arrangements (credit quality and duration). Loan discounts of $1,662 were recorded in connection with this fair value adjustment.

    The accompanying financial statements reflect: (1) The consolidated accounts of MCG, including MCG Finance and MCG Finance II, for the years ended December 31, 2000 and 1999 and the period from June 25, 1998 through December 31, 1998, with all significant intercompany balances eliminated ("Successor Periods"); (2) Division assets and the related results of operations, except for the loan portfolio retained by First Union, for the period January 1, 1998 through June 24, 1998 ("Predecessor Period"). The financial statements do not reflect the loan portfolio retained by First Union nor income and expense directly attributable to it.

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)


    These financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Predecessor period

    The following further describes the basis of preparation of the accompanying financial statements for the predecessor period January 1, 1998 through June 24, 1998: (1) Equity was allocated to the Division on a basis that is consistent with that which would be possible if the Division were a separate stand-alone entity. The amount of equity that was allocated was based principally on the amount of leverage a prudent investor would apply to a balance sheet consisting of assets of the type held by the Division, particularly the loan portfolio. (2) Division interest expense on these borrowings from the Parent was calculated using market rates for the related periods taking into account the credit risk of the Division, as well as the term of the assets that were being financed by these borrowings. (3) Operating expenses include an allocation of expenses from First Union to the Division. It is comprised of an allocation for occupancy, data processing, and corporate overhead (see Note J). Occupancy and data processing were allocated based on estimates of actual usage. Corporate overhead represents the incremental amount of expense above the Division's direct expenses necessary to operate as a division of First Union. It includes accounting, finance, human resources, credit review, and other administrative support. Management believes the allocation methods are reasonable. Since the Division operated as a division of First Union for the period from January 1, 1998 through June 24, 1998, these allocations do not necessarily represent expenses that would have been incurred directly by the Division had it operated on a stand-alone basis historically. Incremental expenses, other than interest, that the Division would have incurred had it operated on a stand-alone basis are estimated to be $90 (unaudited) for the period January 1, 1998 through June 24, 1998.

    The following significant accounting policies apply to successor and predecessor periods, except where noted.

Income recognition

    Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. It is management's practice to cease accruing interest on commercial loans when payments are 90 days delinquent. However, management may elect to continue the accrual of interest when the estimated net realizable value of collateral is sufficient to cover the principal balance and accrued interest, and the loan is in the process of collection.

    Loan origination and commitment fees and certain direct loan origination costs are deferred and amortized as adjustments of the related loan's yield over the contractual life. The accounting for certain fees required to be paid at the end of the term is determined based on the credit performance of the related loan. For loans in which the related borrower is under-performing relative to expectations, these fees are not recognized until realization is probable. When significant collectibility concerns do not exist, the fees are recognized over the term of the loan.

    In certain loan arrangements, warrants or other equity interests are received from the borrower. The borrowers granting these interests are typically non-publicly traded companies. The Company records the financial instruments received at estimated fair value. Fair values are estimated using

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)

various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to MCG's ownership share considering any discounts for transfer restrictions or other terms which impact the value. When and if these interests become publicly traded securities, they are accounted for as securities available for sale under Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). Until then, they are carried at the amount recorded at the date of receipt unless the value is considered to be impaired, at which time the recorded value would be adjusted to reflect the net realizable value. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

Cash and cash equivalents

    Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts and interest bearing deposits collateralized by marketable debt securities.

Commercial loans

    Commercial loans are generally stated at their outstanding unpaid balances. The loan balances include the accretion of contracted payment-in-kind (PIK) interest which represents the portion of contractual interest added to the loan balance and due at the end of the loan term. Payment-in-kind interest totaled $6,640 and $1,778 at December 31, 2000 and 1999, respectively. Net unearned income includes unearned fees and direct loan origination costs totaling $9,935 and $6,307 at December 31, 2000 and 1999, respectively, and purchase discounts of $0 and $458 at December 31, 2000 and 1999, respectively. Unearned fees and direct loan origination costs are amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method.

    Impaired loans (loans for which it is probable that not all amounts owed will be collected) are measured and reported based on the present value of expected cash flows discounted at the loan's contractual interest rate, or at the fair value of the loan's collateral if the loan is collateral dependent. There were no loans meeting this criteria for the periods presented.

Allowance for loan losses

    The allowance for loan losses is maintained to absorb anticipated future losses, net of recoveries, in the existing loan portfolio. The provision for loan losses is the periodic cost of maintaining an adequate allowance. Management maintains a loan risk management system whereby each lending relationship is assigned a credit risk rating. These ratings are continuously evaluated and adjusted to reflect the current credit risk of the borrower. In evaluating the adequacy of the allowance for loan losses, management estimates, based on historical experience, the probability of a default and the amount of loss in the event of default. Management also considers the following factors: the condition of the industries and geographic areas experiencing or expected to experience particular economic adversities; trends in delinquencies, bankruptcies and non-performing loans; trends in loan volume and size of credit risks; the degree of risk in the composition of the loan portfolio; current and anticipated economic conditions; credit evaluations; and, underwriting policies.

Investments in equity securities

    Investments in equity securities represent the Company's ownership of warrants and other equity interests received or purchased primarily as part of a loan arrangement. Purchased equity

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)

investments in nonpublicly traded securities where the Company does not exercise significant influence are carried at cost. Losses on these investments are recorded if values are believed to be impaired. Impairment losses of $500, $0, $0 and $0 were recorded in the periods ending December 31, 2000, 1999, 1998, and June 24, 1998, respectively. See discussion in the Income recognition section above for the accounting policy for warrants and other equity interests received as part of loan origination activities.

    Purchased equity investments in publicly traded securities where the Company does not exercise significant influence are accounted for as available for sale securities and carried at market value. As of December 31, 2000 and 1999, the Company held $1,690 and $0, respectively, of investments in marketable equity securities classified as securities available for sale under SFAS 115. Under SFAS 115, these securities are stated at their fair value, with unrealized gains and losses, net of tax, reported as a component of cumulative other comprehensive income. As of December 31, 2000 and 1999, the gross unrealized gains on available for sale securities were $641 and $0, respectively, with the gains shown as a separate component of stockholders' equity, net of taxes.

Income from discontinued operations

    The Company sold all of the assets of EEI Holding's Corporation, Inc. on December 31, 1999. Subsequent to June 24, 1998, the Company accounted for its investment in EEI as an asset held for disposition based on management's intent to dispose of the investment within one year. Income from the operations of EEI is not recognized in the statement of operations. Investment income recognized during the successor period represents accretion of discount related to the holding period.

    Predecessor period

    EEI's operating results are reported in the predecessor period's statement of operations as discontinued operations based on management's decision in 1998 to dispose of this investment.

Premises and equipment

    Premises and equipment are stated at cost, less allowances for depreciation and amortization of $205 and $87 at December 31, 2000 and 1999, respectively. Depreciation and amortization expense are generally computed using the straight-line method over periods ranging from three to seven years.

Goodwill

    Goodwill from MCG's purchase of media assets from First Union is a result of the excess of the purchase price over the fair market value of the tangible and identifiable intangible assets acquired. Goodwill is amortized on a straight-line basis over fifteen years. Accumulated amortization at December 31, 2000 and 1999 was $668 and $394, respectively.

    Goodwill is reviewed for impairment periodically to determine whether this amount is recoverable using undiscounted cash flows. If amounts are considered not to be recoverable, an impairment loss will be recorded based on discounted cash flows. No impairment losses have been recorded to date as goodwill has been considered recoverable from undiscounted expected future cash flows.

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)


    Goodwill was reduced in 1999 by $1,400 to reflect the realization of an estimated tax benefit related to the sale of the assets of EEI.

Debt issuance costs

    Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company's borrowings. These amounts are amortized into the statement of operations ratably over the contractual term of the borrowing on a method that approximates the effective interest method. Accumulated amortization was $3,760 and $2,135 at December 31, 2000 and 1999, respectively.

Stock-based compensation

    The Company follows Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," ("APB 25") and related Interpretations in accounting for its employee stock options because the alternative fair value accounting recommended by SFAS No. 123, "Accounting for Stock-Based Compensation," requires use of option valuation models that were not developed for valuing employee stock options. Under APB 25, no compensation expense is recognized for the Company's stock option plan.

Income taxes

    Deferred tax assets and liabilities are determined based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities (i.e. temporary differences) and are measured at the enacted rates that will be in effect when these differences reverse.

    Predecessor period

    The operating results of the Division are included in the consolidated income tax returns of First Union for the period January 1, 1998 to June 24, 1998. The provision for income taxes, including deferred tax expense, is computed on a separate return basis.

Earnings per share

    Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive effect of potential shares that could occur through the issuance of common stock options.

                            MCG CAPITAL CORPORATION

  (in thousands, except share and per share amount or as specifically noted)


    The reconciliation between basic and diluted earnings per common share is below:

                                                          Year ended December
                                                                  31,
                                                         ----------------------
                                                          2000    1999  1998(1)
                                                         ------- ------ -------
Basic
  Net income............................................ $14,071 $5,783 $  800
  Average common shares outstanding (in thousands)......  10,435  6,612  6,351
  Basic earnings per common share....................... $  1.35 $ 0.87 $ 0.13
Diluted
  Net income............................................ $14,071 $5,783 $  800
  Average common shares outstanding (in thousands)......  10,435  6,612  6,351
  Dilutive effect of stock options (in thousands).......      18      2    --
  Average common shares and Common stock equivalents (in
   thousands)...........................................  10,453  6,614  6,351
  Diluted earnings per common share..................... $  1.35 $ 0.87 $ 0.13

--------
(1)  Only represents successor period.

Segments

    The Company lends to and invests in customers in various sectors of the media, communications, technology and information services industry sectors. MCG separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships have similar business and economic characteristics they have been aggregated into a single lending and investment segment. All segment disclosures are included in or can be derived from MCG's consolidated financial statements.

    All revenues are from external customers and no revenues are generated from other segments.

Recent accounting developments

    On January 1, 2001, the Company is required to adopt the provisions of Financial Accounting Standards Board Statements No. 133 and 138, "Accounting for Derivative Instruments and Hedging Activities" ("the Statements"). The Statements will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges, including derivatives embedded in other financial instruments where the changes in the fair value of the derivative are not closely related to changes in the fair value of the host instrument, must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

    At December 31, 2000, the Company held financial instruments that qualify as derivatives under the Statements with an estimated fair value of approximately $3,825 and a book value of approximately $825. The difference between the two amounts, $3,000, will be recognized as an asset January 1, 2001 with the related income reported as a cumulative effect of a change in

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)

accounting principle. Changes in the fair value of these financial instruments, as well as any other financial instruments entered into which qualify as derivatives under the Statements which do not qualify for hedge accounting, will be reflected in the statement of operations.

Reclassifications

    Certain prior period information has been reclassified to conform to current year presentation.

Note B--Allowance for Loan Losses

    The following is a summary of changes in the allowance for loan losses:

                                                                                       Successor                 Predecessor
                                                                        --------------------------------------- -------------
                                                                                                  June 25, 1998
                                                                         Year Ended   Year Ended     Through     January 1,
                                                                        December 31, December 31, December 31,  1998 Through
                                                                            2000         1999         1998      June 24, 1998
                                                                        ------------ ------------ ------------- -------------
Balance at beginning of period.........................................   $ 4,663       $2,605       $2,049        $2,541
Provision for loan losses..............................................     5,421        2,058          556          (492)
                                                                          -------       ------       ------        ------
Balance at end of period...............................................   $10,084       $4,663       $2,605        $2,049
                                                                          =======       ======       ======        ======

    During the years ended December 31, 2000 and 1999 and the periods June 25, 1998 through December 31, 1998 and January 1, 1998 through June 24, 1998, MCG had no non-accrual or restructured loans that would be considered troubled debt restructurings.

Note C--Borrowings

    On June 24, 1998 MCG Finance entered into a $400 million senior secured credit facility (the "Facility"). The arrangement expires January 2, 2002. MCG Finance is a bankruptcy remote, special-purpose, wholly-owned subsidiary of MCG and, therefore, the assets of MCG Finance are not available to MCG creditors. The facility is secured by all of MCG Finance's existing and hereinafter acquired assets. The lead bank for this facility, Heller Financial, Inc. ("Heller"), held 334,566 Class A shares and 677,934 Class D shares at December 31, 2000 and 291,544 Class A shares and 1,333,456 Class D shares at December 31, 1999.

    The facility consists of a $320,000 credit line and $80,000 term loan. The credit line consists of a base rate loan at the Bank prime rate as published by the Board of Governors of the Federal Reserve System in the Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates," and up to 7 tranches of loans with interest rates based on the London Interbank Offered Rate ("LIBOR"). The base rate loan revolves each day. MCG can obtain the LIBOR-rated loans for periods of one, two, three or six months. The interest rate on the term loan is also based on LIBOR and MCG can choose a repricing period of one, two, three or six months. MCG is charged 25 basis points on any unused amounts.

    Availability under the Facility is determined, in part, by the risk ratings of the loan portfolio which serves as the primary collateral for the Facility and the number of loans in the loan portfolio. The availability under the Facility is predicated upon an advance rate that is applied to each loan which is dependent upon its loan rating. MCG Finance receives a higher advance rate for loans which have a better credit rating and a lower advance rate for loans with a lower credit rating. These advance rates

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)

are then modified on a portfolio basis based on the number of loans in the portfolio. The advance rate for all loans is increased as more loans are added to the portfolio. MCG Finance and MCG must comply with certain covenants under the facility such as fixed charge and interest expense coverage, concentration parameters, and reporting requirements.

    Interest payable on each individual loan or tranche is consolidated with principal as part of the Prime loan at the end of the term of the LIBOR loan. Interest is payable quarterly on the Prime loan. Interest on LIBOR loans is payable quarterly for LIBOR loan terms greater than three months. Principal payments are made based on the cash position of the Company within the covenant parameters of the facility.

    As of June 1, 2000, MCG Finance II sponsored the creation of MCG Master Trust (the "Trust"), which entered into a variable funding securitization agreement by issuing Series 2000-1 Notes. MCG Finance II is a bankruptcy remote, special-purpose, wholly-owned subsidiary of MCG where assets are not available to MCG creditors. MCG Master Trust is a bankruptcy remote, special-purpose, wholly owned subsidiary of MCG Finance II where assets are not available to MCG or MCG Finance II creditors. The facility is secured by all of the Trust's existing and hereinafter acquired assets.

    The 2000-1 Series of the Master Trust allows the Trust to issue up to $150 million of Class A Notes (the "Notes") and all of the Notes are owned by one investor. The Notes bear interest based on the daily Commercial Paper Rate for First Union's funding conduit ("CP Rate") and interest is payable monthly. The maximum amount of the Notes outstanding is determined based on a minimum subordination amount applied to eligible loans in the trust. The minimum subordination amount is $40 million as of December 31, 2000 but can vary based on the size of the individual loans in the Trust and the total amount of the eligible loans in the Trust. Eligible loans is determined based on total loans in the Trust less certain amounts related to delinquencies and various other criteria such as weighted average remaining life of the Trust portfolio, weighted average risk rating of the Trust portfolio, and industry concentration limits. The Trust is charged 20 basis points on the difference between the $150 million series limit and the amount of Notes outstanding.

    Outstandings under the Facility and Class A Notes issued by the Trust were as follows:

                                                                 December 31,
                                                               -----------------
                                                                 2000     1999
                                                               -------- --------
   Prime Rate................................................. $ 23,672 $ 40,617
   30-day LIBOR...............................................  266,500  127,600
   60-day LIBOR...............................................      --    80,000
   CP Rate....................................................   66,661      --
                                                               -------- --------
                                                               $356,833 $248,217
                                                               ======== ========

    The maximum outstandings under the Facility during the years ended December 31, 2000 and 1999 and the period June 25, 1998 to December 31, 1998 were $321,198, $250,618, and $143,700, respectively, and the average outstandings were $282,353, $172,349, and $130,575, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the years ended December 31, 2000 and 1999 and the period June 25, 1998 to December 31, 1998 were 8.5%, 7.5% and 7.5%, respectively. The weighted average interest rates were 8.7%, 8.4% and 7.4% at December 31, 2000, 1999 and 1998,
respectively.

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)


    The maximum outstandings under the Class A Notes issued by the Trust during the year ended December 31, 2000 were $66,661 and the average outstandings were $13,511. The weighted average interest rate, excluding the amortization of deferred financing costs, for the year ended December 31, 2000 was 8.5% and the weighted average interest rate at December 31, 2000 was 8.1%.

Note D--Capital Stock

    MCG has Class A, Class B, Class C, Class D and Class E common stock and one class of preferred stock. The various classes of common stock are identical and entitle the holders to the same rights and privileges with the following exceptions:

  . In the event of a liquidation event, distributions to the various classes of stock will be as follows:

     . First, Class A, D and E shares are entitled to receive a preferential amount of $10 per share ("First Preference") out of the assets of the Company.

     . Second, Class E shares are entitled to receive a preferential amount of $5 per share ("Second Preference") after the payment or setting aside of the First Preference.

     . Third, Class B shares are entitled to receive a preferential amount of $10 per share ("Third Preference") after the payment or setting aside of the First Preference and Second Preference.

     . Fourth, Class A, B and D shares are entitled to receive a preferential amount of $5 per share ("Fourth Preference") after the payment or setting aside of the First Preference, Second
        Preference, and Third Preference.

     . Fifth, Subsequent to the payment or setting aside of the preferences listed above, all classes of common stock will participate pro rata in distributions.

  . All classes lose the preferences listed above in the event of a qualified initial public offering, or sale of the Company for at least $15 per share, and convert to Class C shares.

  . Class A and D shares can be converted into each other any time after issuance at a one to one conversion ratio within the constraints of the number of authorized shares. Class D shares, however, do not carry voting rights.

  . Class A, B, D and E shares can be converted into Class C shares at any time after issuance at a one to one conversion ratio.

    The Company's Board of Directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof.

    At December 31, 2000 and 1999, the Company had reserved 2,452,406 and 2,102,406 shares, respectively, of common stock for issuance in connection with its stock option plan and warrants granted to First Union Corporation (See Note
K).

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)


Note E--Employee Benefit Plans

    MCG sponsors a contributory savings plan and profit-sharing plan. MCG's savings plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee's date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. The profit sharing plan allows participation by eligible employees who are on the payroll on the last day of the fiscal year for which the award is granted. Expenses related to the contributory savings plan was $110, $67, and $27 for the years ended December 31, 2000 and 1999 and the period June 25, 1998 to December 31, 1998, respectively. Expenses related to the profit sharing plan was $222 and $88 for the years ended December 31, 2000 and 1999, respectively. There was no expense for the profit sharing plan during the period from June 25, 1998 to December 31, 1998. MCG does not sponsor a postretirement defined benefit plan.

    During 2000, MCG created a deferred compensation plan for key executives that would allow eligible employees to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG's internal cost of funds rate, as defined by the plan. The plan is effective January 1, 2001. There were no contributions to the plan during the year ended December 31, 2000.

Note F--Income Taxes

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                                   December 31
                                                                  -------------
                                                                   2000   1999
                                                                  ------ ------
   Deferred tax assets
     Allowance for loan losses................................... $4,106 $1,258
     Loan fee recognition........................................    --     350
     Other.......................................................    155      6
                                                                  ------ ------
       Total deferred tax assets................................. $4,261 $1,614
                                                                  ====== ======

    Differences between income tax expense (benefit) and the amount computed by applying statutory income tax rates are summarized as follows:

                                          Successor                    Predecessor
                         ------------------------------------------- ---------------
                          Year Ended   Year Ended    June 25, 1998   January 1, 1998
                         December 31, December 31,      Through          Through
                             2000         1999     December 31, 1998  June 24, 1998
                         ------------ ------------ ----------------- ---------------
Amounts at statutory
 federal rates..........    $ 8,309     $ 3,396         $  478           $1,127
Effect of:
 State taxes, net of
  federal benefit.......     1,357          520             97              126
 Other..................         4            5              1              --
                           -------      -------         ------           ------
Income tax expense......   $ 9,670      $ 3,921         $  576           $1,253
                           =======      =======         ======           ======
 Taxes currently
  payable...............   $12,317      $ 5,025         $1,086           $  724
 Deferred income taxes..    (2,647)      (1,104)          (510)             529
                           -------      -------         ------           ------
 Income tax expense.....   $ 9,670      $ 3,921         $  576           $1,253
                           =======      =======         ======           ======

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)

    The components of income tax expense (benefit) are as follows:

                                              Successor                               Predecessor
                         --------------------------------------------------------   ----------------
                            Year Ended        Year Ended       June 25, 1998        January 1, 1998
                           December 31,      December 31,         Through               Through
                               2000              1999        December 31, 1998       June 24, 1998
                         ----------------  ----------------  --------------------   ----------------
                         Current Deferred  Current Deferred  Current    Deferred    Current Deferred
                         ------- --------  ------- --------  ---------  ---------   ------- --------
Federal................. $ 9,660 $(2,047)  $4,025  $  (884)  $     839   $   (411)   $584     $476
State...................   2,657    (600)   1,000     (220)        247        (99)    140       53
                         ------- -------   ------  -------   ---------   --------    ----     ----
                         $12,317 $(2,647)  $5,025  $(1,104)  $   1,086   $   (510)   $724     $529
                         ======= =======   ======  =======   =========   ========    ====     ====

Note G--Commitments and Contingencies

    MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

                                                                 December 31
                                                               ---------------
                                                                2000    1999
                                                               ------- -------
Financial instruments whose contract amounts represent credit risk:
  Commitments to extend credit (unused)....................... $42,803 $60,213
  Standby letters of credit...................................     --       31

    The estimated fair value of standby letters of credit and commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $214 and $301 at December 31, 2000 and 1999, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

    Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

    Standby letters of credit are conditional commitments and represent an obligation to guarantee payments on certain transactions. Since they represent contingent liabilities, they are not included on the Company's balance sheet. MCG no longer issues letters of credit.

    MCG maintains agreements with loan customers for payment of certain additional fees at the end of a loan term. These fees are recognized over the loan term when realization is probable. The unrecognized fees at December 31, 2000, 1999 and 1998 were $0, $5,500 and $7,034, respectively.

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)


    Certain premises are leased under agreements which expire at various dates through 2002. Total rent expense amounted to $505, $292 and $187 during the years ended December 31, 2000 and 1999 and the period June 25, 1998 to December 31, 1998, respectively.

    Future minimum rental commitments as of December 31, 2000 for the next five years for all non-cancelable operating leases with initial or remaining terms of one year or more amount to $991, with $566 due in 2001 and $425 due in 2002.

    The Company has entered into an agreement with a third party for certain data processing services. The cost of these services is determined by volume considerations, in addition to an agreed base rate, for a remaining term of approximately three years.

Note H--Concentrations of Credit Risk

    MCG's customers are primarily small- and medium-sized companies serving the media, communications, technology and information services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value often is vested in intangible assets and intellectual property.

    At December 31, 2000, 1999 and 1998, the four largest customers comprised approximately 15%, 22% and 30% of total commercial loans, respectively.

    The largest customers vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several customers.

Note I--Disclosures About Fair Value of Financial Instruments

    SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized on the balance sheet, for which it is practicable to estimate that value.

    The fair value of the loans is estimated by discounting the future cash flows using rates commensurate with the credit risk and term of the loans. That technique is significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

    Investments in equity securities consist of warrants and other equity interests received as part of a lending arrangement and purchased equity investments. These investments are valued using various valuation models that attempt to estimate the underlying value of the associated entity. These values are then applied to MCG's ownership share and, in some cases, further adjusted to incorporate any discounts for transfer restrictions or other terms which impact value.

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)


    Following is a summary of the fair value and book value of the Company's financial instruments as of December 31, 2000 and 1999:

                                             December 31, 2000 December 31, 1999
                                             ----------------- -----------------
                                               Fair     Book     Fair     Book
                                              Value    Value    Value    Value
                                             -------- -------- -------- --------
Assets:
  Cash and cash equivalents................. $ 16,766 $ 16,766 $ 10,019 $ 10,019
  Commercial loans..........................  501,264  504,214  309,859  310,871
  Investments in equity securities..........    8,856    6,697   13,838    2,520
  Interest receivable.......................    6,239    6,239    3,758    3,758
Liabilities:
  Borrowings................................ $356,833 $356,833 $248,217 $248,217
  Interest payable..........................    1,813    1,813    1,397    1,397

Note J--Related Party Transactions

    First Union, and Signet previously, provided significant financial and operational support to the Division until June 24, 1998 when MCG purchased the operating and investment assets of the Division from First Union.

    Interest expense for the period ended June 24, 1998 was calculated using market rates for the related periods, which took into account the credit risk of the Division, as well as the terms of the assets being financed with these borrowings.

    The allocation of expenses from Signet and First Union to the Division during the period ended June 24, 1998 is comprised of occupancy, data processing, and corporate overhead. Occupancy and data processing amounts for this period were allocated based on estimates of actual usage. Corporate overhead represents the incremental amount of expense above the Division's direct expenses necessary to operate as a division of First Union during this period. It includes accounting, finance, human resources, credit review and other administrative support. Expenses incurred by First Union and Signet were allocated to the Division to approximate actual usage.

                                                                     Period
                                                                 January 1, 1998
                                                                     Through
                                                                  June 24, 1998
                                                                 ---------------
Interest expense................................................     $6,005
Operating expenses
  Occupancy.....................................................         73
  Data Processing...............................................         52
  Corporate overhead............................................        144

    As of December 31, 2000, interest payable of $1,813 included $1,364 payable to the lenders under the facility with Heller Financial, Inc., as agent, and $449 payable to an affiliate of First Union that holds the Master Trust Class A Notes. For the year ended December 31, 2000, interest paid to Heller Financial, Inc., as agent, totaled $23,910 and interest paid to the affiliate of First Union holding the Master Trust Class A Notes totaled $697.

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)

Note K--Employee Stock Plans

    In June 1998, MCG authorized a stock-based compensation plan (the "1998 Plan"). In accordance with APB No. 25, since the exercise prices for the stock options were at least equal to the fair value of the stock on the date of grant, no compensation expense has been recognized for the 1998 Plan. Had compensation expense for the 1998 Plan been determined based on the fair value at the grant date, consistent with the method in SFAS No. 123, on a pro forma basis, MCG's net income would have been reduced by $357, $52, and $1 for the years ended December 31, 2000 and 1999 and the period June 25, 1998 through December 31, 1998, respectively. Basic and diluted earnings per share would have been reduced to $1.31 per share for the year ended December 31, 2000 and would have been unchanged at $0.87 and $0.13 for the year ended December 31, 1999 and the period June 25, 1998 through December 31, 1998, respectively.

    The 1998 Plan authorized MCG to grant options or stock appreciation rights to key personnel for up to 1,586,406 shares of Common Stock. During 2000, the 1998 Plan was amended to increase the number of authorized shares under the plan to 1,936,406. Under this plan, the exercise price of each option is determined by the committee appointed to administer the plan, an option's maximum term is ten years, and the options vest over a 3-5 year period, either straight-line or cliff vesting.

    A summary of the Company's stock option activity and related information for all stock option plans for the years ended December 31, 2000 and 1999 and the period from June 25, 1998 to December 31, 1998, is as follows:

                                                                     Period June 25,
                             Year ended           Year ended        1998 to December
                          December 31, 2000    December 31, 1999        31, 1998
                         -------------------- -------------------- -------------------
                                    Weighted-            Weighted-           Weighted-
                                     average              average             average
                                    Exercise             Exercise            Exercise
                          Shares      Price    Shares      Price    Shares     Price
                         ---------  --------- ---------  --------- --------- ---------
Outstanding, beginning
 of period.............. 1,326,368   $27.26   1,140,868   $28.15         --      --
Granted.................   593,538    19.80     209,500    23.03   1,140,868  $28.15
Exercised...............       --       --          --       --          --      --
Expired/Cancelled.......   (25,500)   24.41     (24,000)   32.57         --      --
                         ---------   ------   ---------   ------   ---------  ------
Outstanding, end of
 period................. 1,894,406    24.96   1,326,368    27.26   1,140,868   28.15
                         =========   ======   =========   ======   =========  ======
Options exercisable at
 period-end.............   483,505    27.66     223,374    28.05         --      --
                         ---------   ------   ---------   ------   ---------  ------
Weighted-average fair
 value of options
 granted during the
 period.................             $ 4.29               $ 1.95              $ 0.02
                                     ------               ------              ------

    The fair value of the options granted during the period was determined using a minimum value calculation for non-public companies assuming an expected life of ten years, a fair value of the stock equal to the exercise price, dividend yield of 0%, and a risk-free rate of 4.99%.

                            MCG CAPITAL CORPORATION

              (in thousands, except share and per share amounts)


    The following table summarizes information about stock options outstanding at December 31, 2000:

                                               Weighted-average
                                                  Remaining
   Exercise            Options                 Contractual Life                 Options
    Price            Outstanding                  (in years)                  Exercisable
   --------          -----------               ----------------               -----------
   $10.00               48,261                       8.36                         9,652
   $12.50               18,980                       8.88                         3,796
   $15.00              404,365                       9.57                         2,500
   $20.00              573,370                       7.80                       192,233
   $30.00              494,368                       7.78                       166,770
   $40.00              355,062                       7.93                       108,554

    In connection with the formation of the Company, officers of the Company were granted loans to purchase 60,000 shares of Class A Common Stock. These notes are payable at the end of a five year term and bear interest at 8.2875% payable annually. In addition, during 2000 additional loans were granted to certain members of management in connection with the purchase of 16,333 shares of Class E Common Stock. These notes are payable at the end of a five year term and bear interest at 8.25% payable annually. These notes are non-recourse, however Company stock purchased with these loans as well as other Company stock owned by the officers serve as collateral for these loans. Amounts due on these loans are reflected as a reduction of stockholders' equity in the consolidated balance sheets.

                            MCG Capital Corporation

                    Consolidated Balance Sheets (unaudited)
                    (in thousands, except per share amounts)

                                                            March    December 31,
                                                           31, 2001      2000
                                                           --------  ------------
Assets
Cash.....................................................  $ 13,924    $ 16,766
Commercial loans.........................................   554,464     504,214
Less: Allowance for loan losses..........................   (10,649)    (10,084)
   Net unearned income...................................   (10,924)     (9,935)
                                                           --------    --------
  Net loans..............................................   532,891     484,195
                                                           --------    --------
Investments in equity securities.........................    11,713       6,697
Premises and equipment, net..............................       461         449
Interest receivable......................................     6,872       6,239
Debt issuance cost, net..................................     2,500       2,960
Deferred income taxes....................................     3,493       4,261
Goodwill, net............................................     4,094       4,162
Other assets.............................................       978         764
                                                           --------    --------
  Total assets...........................................  $576,926    $526,493
                                                           ========    ========
Liabilities
Borrowings...............................................  $402,465    $356,833
Interest payable.........................................     1,641       1,813
Other liabilities........................................     8,024       8,949
                                                           --------    --------
  Total liabilities......................................   412,130     367,595

Stockholders' equity
Preferred stock, par value $.01, authorized 1 share,
 none issued and outstanding.............................       --          --
Common stock
 Class A, par value $.01, authorized 12,000 shares,
  issued and outstanding 6,831...........................        68          68
 Class B, par value $.01, authorized 500 shares,
  issued and outstanding 463.............................         5           5
 Class C, par value $.01, authorized 20,000 shares,
  none issued and outstanding............................       --          --
 Class D, par value $.01, authorized 2,200 shares,
  issued and outstanding 678.............................         7           7
 Class E, par value $.01, authorized 5,500 shares,
  issued and outstanding 4,700...........................        47          47
Capital surplus..........................................   138,624     138,624
Stockholder loans........................................      (747)       (747)
Retained earnings........................................    25,843      20,513
Cumulative other comprehensive income....................       949         381
                                                           --------    --------
  Total stockholders' equity.............................   164,796     158,898
                                                           --------    --------
  Total liabilities and stockholders' equity.............  $576,926    $526,493
                                                           ========    ========

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

               Consolidated Statements of Operations (unaudited)
                    (in thousands, except per share amounts)

                                                             Three months ended
                                                                  March 31
                                                             ------------------
                                                               2001     2000
                                                              -------  -------
Interest income
  Commercial loan interest................................... $16,159  $10,191
  Commercial loan fees.......................................   1,437      522
                                                              -------  -------
    Total interest income....................................  17,596   10,713
                                                              -------  -------
Interest expense
  Interest expense...........................................   7,031    5,179
  Amortization of debt issuance cost.........................     499      350
                                                              -------  -------
    Total interest expense...................................   7,530    5,529
                                                              -------  -------
Net interest income..........................................  10,066    5,184
Provision for loan losses....................................   1,015      931
                                                              -------  -------
Net interest income after provision for loan losses..........   9,051    4,253
                                                              -------  -------
Other income:
  Investment gains (losses)-realized.........................    (300)   2,468
  Investment gains (losses)-unrealized.......................     238      --
  Other......................................................     316       37
                                                              -------  -------
    Total other income.......................................     254    2,505
                                                              -------  -------
Operating expense:
  Employee compensation......................................   2,195    1,495
  Occupancy..................................................     159      119
  Professional fees..........................................     217      112
  Marketing and research.....................................     133       44
  Depreciation and amortization..............................     124       93
  General and administrative.................................     479      287
                                                              -------  -------
    Total operating expense..................................   3,307    2,150
                                                              -------  -------
Income before income taxes and cumulative effect of
 accounting change...........................................   5,998    4,608
Income tax expense...........................................   2,445    1,853
                                                              -------  -------
Income before cumulative effect of accounting change.........   3,553    2,755
Cumulative effect of change in accounting principle (net of
 tax effect of $1,223).......................................   1,777      --
                                                              -------  -------
Net income................................................... $ 5,330  $ 2,755
                                                              =======  =======
Earnings per common share--basic and diluted
Income before cumulative effect of accounting change......... $  0.28  $  0.37
Cumulative effect of change in accounting principle..........    0.14      --
                                                              -------  -------
Net income per common share--basic........................... $  0.42  $  0.37
                                                              =======  =======
Net income per common share--diluted......................... $  0.42  $  0.37
                                                              =======  =======

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

           Consolidated Statement of Stockholders' Equity (unaudited)
                                 (in thousands)

                            Common stock                                  Cumulative Other     Total
                          ----------------- Paid-in  Stockholder Retained  Comprehensive   Stockholders'
                            Shares   Amount Capital     Loans    Earnings      Income         Equity
                          ---------- ------ -------- ----------- -------- ---------------- -------------
Balance December 31,
 2000...................  12,671,887  $127  $138,624    $(747)   $20,513        $381         $158,898
Unrealized gains on
 marketable equity
 securities, net of
 income taxes of $388...                                                         568
Net income..............                                           5,330
                                                                 ----------------------------------
Comprehensive income....                                                                        5,898
                          ----------  ----  --------    -----    -------        ----         --------
Balance March 31, 2001..  12,671,887  $127  $138,624    $(747)   $25,843        $949         $164,796
                          ==========  ====  ========    =====    =======        ====         ========

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                Consolidated Statements of Cash Flow (unaudited)
                                 (in thousands)

                                                                  Three months
                                                                 ended March 31,
                                                                ------------------
                                                                  2001      2000
                                                                --------  --------
Operating activities
  Net income................................................... $  5,330  $  2,755
  Adjustments to reconcile net income to net cash
   provided (used) by operating activities:
    Provision for loan losses..................................    1,015       931
    Depreciation and amortization..............................      124        93
    Amortization of deferred debt cost.........................      499       350
    Investment impairment losses...............................      300       --
    Unrealized gains on derivative financial instruments.......   (3,238)      --
    Increase in interest receivable............................     (633)   (1,290)
    (Increase) in accrued payment-in-kind interest.............   (2,431)     (952)
    Increase in unearned income................................      341       804
    (Increase) decrease in other assets........................      534      (626)
    Decrease in interest payable...............................     (172)     (235)
    (Decrease) increase in other liabilities...................   (1,313)    1,339
                                                                --------  --------
      Net cash provided by operating activities................      356     3,169
                                                                --------  --------
Investing activities
  Net increase in loans........................................  (48,269)  (61,146)
  Purchase of equity securities................................     (475)      (50)
  Purchase of fixed assets and software........................      (50)      (37)
                                                                --------  --------
      Net cash used by investing activities....................  (48,794)  (61,233)
                                                                --------  --------
Financing activities
  Net proceeds from borrowings.................................   45,596    44,131
  Issuance of common stock.....................................      --     14,914
                                                                --------  --------
      Net cash provided by financing activities................   45,596    59,045
                                                                --------  --------
  Increase in cash and cash equivalents........................   (2,842)      981
  Cash and cash equivalents at beginning of period.............   16,766    10,019
                                                                --------  --------
  Cash and cash equivalents at end of period................... $ 13,924  $ 11,000
                                                                ========  ========
Supplemental disclosures
  Interest paid................................................ $  7,203  $  5,414
  Taxes paid...................................................    2,215       245

           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                      Consolidated Schedule of Investments
                                 March 31, 2001
                                 (in thousands)

                                                              March 31, 2001
                                                             -----------------
        Portfolio Company          Investments                 Cost    Value
---------------------------------- -----------               -------- --------
The Adrenaline Group(1)........... Loan                      $  1,500 $  1,500
                                   Warrants to purchase
                                   Common Stock                     0        0
Alarm Management II LLC(1)........ Loan                         1,800    1,800
AMI Telecommunications
 Corporation(1)................... Loan                        10,349   10,349
                                   Common Stock                   200       46
Badoud Enterprises, Inc.(1) ...... Loan                        11,600   11,600
Belvoir Publications, Inc......... Loan                           450      450
Biznessonline.com, Inc.(1)........ Loan                        16,647   15,647
                                   Common Stock                     0       10
                                   Warrants to purchase
                                   Common Stock                     0        0
Boucher Communications, Inc.(1)... Loan                         2,450    2,450
                                   Stock Appreciation Rights        0      321
Bridgecom Holdings, Inc.(1)....... Loan                        13,094   13,094
                                   Warrants to purchase
                                   Common Stock                     0        0
Brill Media Holdings, L.P.(1)..... Loan                        10,077   10,077
                                   Stock Appreciation Rights        0        0
Brookings Newspapers, L.L.C.(1)... Loan                         3,800    3,800
BuyMedia Inc...................... Warrants to purchase
                                   Common Stock                     0      186
Cambridge Information Group,
 Inc.(1).......................... Loan                        12,884   12,884
CCG Consulting, LLC............... Loan                         1,231    1,231
                                   Warrants to purchase
                                   membership interest
                                   in LLC                           0      204
                                   Option to purchase
                                   additional equity                0        0
Community Media Group, Inc.(1).... Loan                        14,176   14,176
Connective Corp................... Common Stock                    57      100
Corporate Legal Times L.L.C....... Loan                         4,700    4,700
                                   Warrants to purchase
                                   membership interest
                                   in LLC                         153      225


           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                                 March 31, 2001
                                 (in thousands)

                                                               March 31, 2001
                                                              -----------------
          Portfolio Company            Investments              Cost    Value
-------------------------------------  -----------            -------- --------
Costa De Oro Television, Inc.........  Loan                   $  3,105 $  3,105
Country Media, Inc...................  Loan                      6,668    6,668
                                       Common Stock                100       92
Creatas, L.L.C.(1)...................  Loan                     11,084   11,084
                                       LLC Interest                100      100
Creative Loafing, Inc.(1)............  Loan                     16,246   16,246
Dowden Health Media, Inc.............  Loan                      2,558    2,558
Edgell Communications, Inc.(1).......  Loan                        670      670
The e-Media Club, LLC................  LLC Interest                 60       60
Executive Enterprise
 Institute, LLC(1)...................  LLC Interest                383      383
Fawcette Technical Publications
 Holdings(1).........................  Loan                     11,547   11,547
                                       Warrants to purchase
                                       Common Stock                  0        0
Financial Technologies Holdings,
 Inc.(1).............................  Loan                     20,500   20,500
                                       Warrants to purchase
                                       Common Stock                  0    2,029
Halcyon Business Publications, Inc...  Loan                        550      550
I-55 Internet Services, Inc..........  Loan                      3,764    3,764
                                       Warrants to purchase
                                       Common Stock                  0        0
IDS Telecom LLC......................  Loan                     13,682   13,682
                                       Warrants to purchase
                                       membership interest
                                       in LLC                      279      349
Images.Com, Inc......................  Loan                      2,625    2,625
Intellisec Holdings, Inc.(1).........  Loan                     11,272   11,272
                                       Warrants to purchase
                                       Common Stock                  0        0
Internetmercado.com, Inc.(1).........  Loan                        490      490
                                       Preferred Stock               0       22
                                       Warrants to purchase
                                       Common Stock                169        3
JMP Media, L.L.C.....................  Loan                     15,622   15,622
Joseph C. Millstone..................  Loan                        500      500

           See notes to unaudited consolidated financial statements.

                                 March 31, 2001
                                 (in thousands)

                                                               March 31, 2001
                                                              -----------------
        Portfolio Company           Investments                 Cost    Value
----------------------------------  -----------               -------- --------
The Joseph F. Biddle Publishing
 Company(1).......................  Loan                        14,918   14,918
Kings III of America, Inc., North
 America..........................  Loan                         4,406    4,406
The Korea Times Los Angeles,
 Inc..............................  Loan                        12,262   12,262
MacDonald Communications
 Corporation(1)...................  Loan                         9,699    9,699
                                    Preferred Stock              1,000        0
                                    Common Stock                     0        0
                                    Warrants to purchase
                                    Common Stock                     0        0
Manhattan Telecommunications
 Corporation......................  Loan                      $ 12,716 $ 12,716
                                    Warrants to purchase
                                    Common Stock                   647    1,082
McGinnis-Johnson Consulting, LLC..  Loan                         7,284    7,284
Midwest Towers Partners, LLC(1)...  Loan                        15,841   15,841
Miles Media Group, Inc.(1)........  Loan                         7,300    7,300
                                    Warrants to purchase
                                    Common Stock                    20      403
Minnesota Publishers, Inc.(1).....  Loan                        14,250   14,250
Murphy McGinnis Media, Inc.(1)....  Loan                        14,000   14,000
Netplexus Corporation.............  Loan                         3,500    3,500
                                    Preferred Stock                766      765
                                    Warrants to purchase
                                    Common Stock                     0        0
nii communications, Inc.(1).......  Loan                         2,961    2,961
                                    Common Stock                   400      179
                                    Warrants to purchase
                                    Common Stock                     0      193
New Northwest Broadcasters,
 Inc.(1)..........................  Loan                        10,771   10,771
Newsletter Holdings, LLC(1).......  Loan                         1,260    1,260
North American Telecommunications
 Corporation(1) ..................  Loan                         6,775    4,775
                                    Warrants to purchase
                                    Series A Preferred Stock         0        0
                                    Warrants to purchase
                                    Series A2 Preferred Stock        0        0


           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                                 March 31, 2001
                                 (in thousands)

                                                               March 31, 2001
                                                              -----------------
           Portfolio Company             Investments            Cost    Value
---------------------------------------- -----------          -------- --------
NOW Communications, Inc.(1) ............ Loan                    4,218    4,218
                                         Warrants to purchase
                                         Common Stock                0        0
Pacific-Sierra Publishing, Inc. ........ Loan                   24,000   24,000
Pfingsten Publishing, LLC(1)............ Loan                   14,950   14,950
Powercom Corporation(1)................. Loan                    4,341    4,341
                                         Warrants to purchase
                                         Common Stock              139       67
Rising Tide Holdings LLC(1)............. Loan                    3,023    3,023
                                         Warrants to purchase
                                         membership interest
                                         in LLC                      0        0
Robert N. Snyder........................ Loan                    1,300    1,300
Sabot Publishing, Inc.(1)............... Loan                   10,588   10,588
Stonebridge Press, Inc.(1).............. Loan                    5,300    5,300
Sunshine Media Corp.(1)................. Loan                   12,786   12,786
                                         LLC Interest Class A      500      500
                                         Warrants to purchase
                                         membership interest
                                         in LLC Class B              0        0
Talk America Holdings, Inc.(1).......... Loan                   20,000   20,000
                                         Common Stock            1,050    2,646
                                         Warrants to purchase
                                         Common Stock               25        0
TGI Group, LLC.......................... Loan                    8,250    8,250
                                         Warrants to purchase
                                         membership interest
                                         in LLC                    126        0
THE Journal, LLC........................ Loan                    3,119    3,119
Tower Resource Management, Inc.(1)...... Loan                    1,029    1,029
                                         Warrants to purchase
                                         Common Stock                0        0
TVData Technologies L.P.(1)............. Loan                   13,250   13,250


           See notes to unaudited consolidated financial statements.

                            MCG Capital Corporation

                                 March 31, 2001
                                 (in thousands)

                                                              March 31, 2001
                                                             ------------------
       Portfolio Company         Investments                   Cost     Value
-------------------------------- -----------                 --------  --------
Unifocus, Inc.(1)............... Loan                           3,450     3,450
                                 Warrants to purchase
                                 Equity                           139       232
Upside Media, Inc.(1) .......... Loan                           7,952     7,952
                                 Stock Appreciation Rights          0         0
ValuePage Holdings, Inc.(1) .... Loan                          19,249    16,749
VS&A-PBI Holding LLC(1)......... Loan                          12,500    12,500
                                 LLC Interest                     500       500
WirelessLines, Inc.(1) ......... Loan                           6,150     6,150
                                 Warrants to purchase
                                 Common Stock                       0         0
Witter Publishing Corporation... Loan                         $ 2,600  $  2,600
                                 Warrants to purchase
                                 Common Stock                      66        58
Wyoming Newspapers, Inc.(1)..... Loan                          12,825    12,825
                                                             --------  --------
                                                             $561,343  $559,719
                                                             ========  ========
                                 Allowance for loan losses..  (10,649)
                                 Unrealized gain/losses--
                                  derivatives...............    3,238
                                 Unrealized gain/losses--
                                  marketable securities ....    1,596
                                                             --------  --------
                                                             $555,528  $559,719
                                                             ========  ========

--------
(1)Some of the listed securities are issued by affiliates of the listed portfolio company.

           See notes to unaudited consolidated financial statements.

                            MCG CAPITAL CORPORATION

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

               (in thousands, except share and per share amounts)

Note A--Description of Business and Basis of Presentation

    MCG Capital Corporation ("MCG" or the "Company" or "Parent") is a solutions-focused financial services firm that provides financing for companies throughout the United States in the media, communications, technology and information services industry sectors. Prior to its name change effective June 14, 2001, the Company's legal name was MCG Credit Corporation. MCG and its wholly owned subsidiary, MCG Finance Corporation ("MCG Finance"), were established to facilitate the purchase of media assets (primarily loans) from First Union National Bank ("First Union"). This purchase occurred on June 24, 1998. MCG Finance Corporation II ("MCG Finance II"), a wholly owned subsidiary of MCG, was established to facilitate the use of a master trust securitization facility (See Note D), which was created during 2000.

    The accompanying financial statements reflect the consolidated accounts of MCG, including MCG Finance and MCG Finance II, for the three months ended March 31, 2001 and 2000, and as of December 31, 2000, with all significant intercompany balances eliminated. Certain prior period information has been reclassified to conform to current year presentation.

    Certain information and footnote disclosures normally included in financial statements prepared in conformity with accounting principles generally accepted in the United States have been condensed or omitted. These financial statements should be read in conjunction with the financial statements and notes included in our 2000 Annual Report. Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    The unaudited financial information includes all adjustments, consisting only of normal and recurring accruals, that management considers necessary for a fair presentation of its consolidated financial position, operating results and cash flows. Results for the three months ended March 31, 2001 are not necessarily indicative of results to be expected for the full fiscal year 2001 or for any future period.

Note B--Commercial Loans

    Commercial loans are generally stated at their outstanding unpaid balances. The loan balances include the accretion of contracted payment-in-kind interest which represents the portion of contractual interest added to the loan balance and due at the end of the loan term. Payment-in-kind interest totaled $9,071 and $6,640 at March 31, 2001 and December 31, 2000, respectively. Unearned fees and direct loan origination costs are amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method.

    The following is a summary of changes in the allowance for loan losses:

                                                          Three        Three
                                                       months ended months ended
                                                        March 31,   December 31,
                                                          2001          2000
                                                      ------------- ------------
   Balance at beginning of period....................    $10,084      $ 4,663
   Provision for loan losses.........................      1,015        5,421
   Loan charge-offs..................................       (450)         --
                                                         -------      -------
   Balance at end of period..........................    $10,649      $10,084
                                                         =======      =======

    During the three months ended March 31, 2001, we charged off $450 of a $940 loan while placing the remaining $490 on non-accrual. In addition, we placed one other loan on non-accrual

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)

totaling $6,775 bringing total non-accrual loans to $7,265 as of March 31, 2001. There were no restructured loans during the three months ended March 31, 2001 that would be considered troubled debt restructurings. During the year ended December 31, 2000, MCG had no non-accrual or restructured loans that would be considered troubled debt restructurings.

    Impaired loans (loans for which it is probable that not all amounts owed will be collected) are measured and reported based on the present value of expected cash flows discounted at the loan's contractual interest rate, or at the fair value of the loan's collateral if the loan is collateral dependent. Impaired loans as of March 31, 2001 totaled $7,265, all of which were on non-accrual status. The related allowance for credit losses for these loans was $781.

Note C--Equity Investments

    Investments in equity securities represent our ownership of warrants and other equity interests received or purchased primarily as part of a loan arrangement. Purchased equity investments in nonpublicly traded securities where we do not exercise significant influence are carried at cost. Losses on these investments are recorded if values are believed to be other than temporarily impaired. Impairment losses of $300 and $0 were recorded in the three months ending March 31, 2001 and 2000, respectively. Realized warrant gains of $0 and $2,468 were recorded in the three months ending March 31, 2001 and 2000 respectively.

    Purchased equity investments in publicly traded securities where we do not exercise significant influence are accounted for as available for sale securities under Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115) and carried at market value. As of March 31, 2001 and December 31, 2000, we held $2,646 and $1,690, respectively, of investments in marketable equity securities classified as securities available for sale under SFAS 115. Under SFAS 115, these securities are stated at their fair value, with unrealized gains and losses, net of tax, reported as a component of cumulative other comprehensive income. As of March 31, 2001 and December 31, 2000, the gross unrealized gains on available for sale securities were $1,596 and $641, respectively, with the gains shown as a separate component of stockholders' equity, net of taxes.

    On January 1, 2001, SFAS No. 133 and 138, "Accounting for Derivative Instruments and Hedging Activities" ("the Statements") became effective. The Statements require us to recognize all derivatives, as defined by the statements, on the balance sheet at fair value. Derivatives that are not hedges, including derivatives embedded in other financial instruments where the changes in the fair value of the derivative are not closely related to changes in the fair value of the host instrument, must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

    As part of certain loan agreements, financial instruments including warrants or other equity interests are received from the borrowers. At January 1, 2001, we held financial instruments that qualify as derivatives under the Statements with an estimated fair value of approximately $3,825 and a carrying value of approximately $825. These financial instruments were adjusted to fair value with

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)

the difference between the two amounts, $3,000 ($1,777 net of tax), reported as a cumulative effect of a change in accounting principle net of tax. During the three months ended March 31, 2001, the fair value of financial instruments that qualify as derivatives under the Statements increased by $238 and is reflected on the statement of operations under the caption "Investment gains-unrealized". At March 31, 2001, the fair value of financial instruments that qualify as derivatives is recorded on the balance sheet in Investment in equity securities.

Note D--Borrowings

    On June 24, 1998 MCG Finance entered into a $400 million senior secured credit facility (the "Facility"), which is scheduled to expire on January 2, 2002. MCG Finance is a bankruptcy remote, special-purpose, wholly-owned subsidiary of MCG and, therefore, the assets of MCG Finance are not available to MCG creditors. The facility is secured by all of MCG Finance's existing and hereinafter acquired assets. The lead bank for this facility, Heller Financial ("Heller"), held 334,566 Class A shares and 677,934 Class D shares at March 31, 2001 and December 31, 2000.

    The facility consists of a $320,000 credit line and $80,000 term loan. The credit line consists of a base rate loan at the Bank prime rate as published by the Board of Governors of the Federal Reserve System in the Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates", and up to 7 tranches of loans with interest rates based on the London Interbank Offered Rate ("LIBOR"). The base rate loan revolves each day. MCG can obtain the LIBOR-rated loans for periods of one, two, three or six months. The interest rate on the term loan is also based on LIBOR and MCG can choose a repricing period of one, two, three or six months. MCG is charged 25 basis points on any unused amounts.

    The 2000-1 Series of the Master Trust allows the Trust to issue up to $150 million of Class A Notes (the "Notes") and all of the Notes are owned by one investor. The Notes bear interest based on First Union's daily Commercial Paper Rate ("CP Rate") and interest is payable monthly. The maximum amount of the Notes outstanding is determined based on a minimum subordination amount applied to eligible loans in the trust. The minimum subordination amount is $40 million as of March 31, 2001 but can vary based on the size of the individual loans in the Trust and the total amount of the eligible loans in the Trust. Eligible loans is determined based on total loans in the Trust less certain amounts related to delinquencies and various other covenants such as weighted average remaining life of the Trust portfolio, weighted average risk rating of the Trust portfolio, and industry concentration limits. The Trust is charged 20 basis points on the difference between the $150 million series limit and the amount of Notes outstanding.

    Outstandings under the Facility and Class A Notes issued by the Trust were as follows:

                                                           March 31,   December 31,
                                                             2001         2000
                                                           --------    ------------
   Prime.................................................. $ 25,079     $ 23,672
   30-day LIBOR...........................................  302,000      266,500
   CP Rate................................................   75,386       66,661
                                                           --------     --------
                                                           $402,465     $356,833
                                                           ========     ========

    The maximum outstandings under the Facility during the three months ended March 31, 2001 and the year ended December 31, 2000 were $327,079 and $321,198, respectively, and the average

                            MCG CAPITAL CORPORATION

               (in thousands, except share and per share amounts)

outstandings were $298,322 and $282,353, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the three months ended March 31, 2001 and the year ended December 31, 2000 were 7.7% and 8.5%, respectively. The weighted average interest rates were 7.1% and 8.7% at March 31, 2001 and December 31, 2000, respectively.

    The maximum outstandings under the Class A Notes issued by the Trust during the three months ended March 31, 2001 and the year ended December 31, 2000 were $75,386 and $66,661, respectively, and the average outstandings were $71,858 and $13,511, respectively. The weighted average interest rates, excluding the amortization of deferred financing costs, for the three months ended March 31, 2001 and the year ended December 31, 2000 were 7.1% and 8.5%, respectively, and the weighted average interest rates at March 31, 2001 and December 31, 2000 were 6.5% and 8.1%, respectively.

Note E--Disclosures About Fair Value of Financial Instruments

    SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized on the balance sheet, for which it is practicable to estimate that value.

    The fair value of the loans is estimated by discounting the future cash flows using rates commensurate with the credit risk and term of the loans. That technique is significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

    Investments in equity securities consist of warrants and other equity interests received as part of a lending arrangement and purchased equity investments. These investments are valued using various valuation models which attempt to estimate the underlying value of the associated entity. These values are then applied to MCG's ownership share and, in some cases, further adjusted to incorporate any discounts for exercise restrictions or other terms which impact value.

    Following is a summary of the fair value and book value of our financial instruments as of March 31, 2001 and December 31, 2000:

                                              March 31, 2001   December 31, 2000
                                             ----------------- -----------------
                                               Fair     Book     Fair     Book
                                              Value    Value    Value    Value
                                             -------- -------- -------- --------
Assets:
  Cash and cash equivalents................. $ 13,924 $ 13,924 $ 16,766 $ 16,766
  Commercial loans..........................  548,964  554,464  501,264  504,214
  Investments in equity securities..........   10,755   11,713    8,856    6,697
  Interest receivable.......................    6,872    6,872    6,239    6,239
Liabilities:
  Borrowings................................ $402,465 $402,465 $356,833 $356,833
  Interest payable..........................    1,641    1,641    1,813    1,813

Note F--Earnings Per Share

    Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period.

                            MCG CAPITAL CORPORATION

  (in thousands, except share and per share amounts or as specifically noted)

Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive effect of potential shares that could occur through the issuance of common stock options.

    The reconciliation between basic and diluted earnings per common share is below:

                                                                  Three months
                                                                  ended March
                                                                      31,
                                                                 --------------
                                                                  2001    2000
                                                                 ------- ------
Basic
  Net income.................................................... $ 5,330 $2,755
  Average common shares outstanding (in thousands)..............  12,672  7,471
  Basic earnings per common share............................... $  0.42 $ 0.37
Diluted
  Net income.................................................... $ 5,330 $2,755
  Average common shares outstanding (in thousands)..............  12,672  7,471
  Dilutive effect of stock options (in thousands)...............      19     13
                                                                 ------- ------
  Average common shares and Common stock
   equivalents (in thousands)...................................  12,691  7,484
  Diluted earnings per common share............................. $  0.42 $ 0.37

Note G--Commitments and Contingencies

    MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

    The balance of unused commitments to extend credit was $35,382 and $42,803 at March 31, 2001 and December 31, 2000, respectively. The estimated fair value of commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $177 and $214 at March 31, 2001 and December 31, 2000, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

    Commitments to extend credit include the unused portions of commitments that obligate us to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds we are obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the shares offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

                                 ------------

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Prospectus Summary.......................................................   1
Fees and Expenses........................................................   6
Selected Consolidated Financial and Other Data...........................   7
Selected Quarterly Financial Data........................................   8
Risk Factors.............................................................   9
Conversion to Business Development Company and Regulated Investment
 Company Status..........................................................  20
Report of Independent Auditors on Pro Forma Condensed Consolidated
 Financial Statements (Unaudited)........................................  24
Pro Forma Condensed Consolidated Financial Statements (Unaudited)........  25
Use of Proceeds..........................................................  34
Distributions............................................................  34
Capitalization...........................................................  36
Dilution.................................................................  37
Management's Discussion and Analysis of Financial Condition and Results
 of Operations...........................................................  39
Senior Securities........................................................  50
Business.................................................................  51
Portfolio Companies......................................................  64
Determination of Net Asset Value.........................................  71
Management...............................................................  72
Executive Compensation...................................................  77
Certain Federal Income Tax Considerations................................  81
Regulation as a Business Development Company.............................  87
Dividend Reinvestment Plan...............................................  89
Control Persons and Principal Holders of Securities......................  90
Certain Relationships and Transactions...................................  93
Description of Securities................................................  95
Shares Eligible for Future Sale.......................................... 102
Underwriting............................................................. 104
Validity of Securities................................................... 107
Safekeeping, Transfer and Dividend Paying Agent and Registrar............ 107
Experts.................................................................. 107
Report of Independent Auditors........................................... F-1
Consolidated Financial Statements........................................ F-2

                                 ------------

Through and including       , 2001 (the 25th day after the date of this
prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                      Shares

                            MCG Capital Corporation

                                 Common Stock


                                 ------------

                                    [LOGO]

                                 ------------

                             Goldman, Sachs & Co.
                         First Union Securities, Inc.

                      Representatives of the Underwriters

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1. Financial Statements:

    The following financial statements of MCG Capital Corporation are included in Part A "Information Required in a Prospectus" of the Registration Statement:

                            MCG CAPITAL CORPORATION

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Auditors............................................  F-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets as of December 31, 2000 and 1999............  F-2
  Consolidated Statements of Operations for the years ended December 31,
   2000 and 1999 and the periods of June 25 through December 31, 1998 and
   January 1, 1998 to June 24, 1998.......................................  F-3
  Consolidated Statements of Stockholders'/Division Equity from December
   31, 1997 through December 31, 2000.....................................  F-4
  Consolidated Statements of Cash Flows for the years ended December 31,
   2000 and 1999 and the periods of June 25 through December 31, 1998 and
   January 1, 1998 to June 24, 1998.......................................  F-5
  Schedules of Investments as of December 31, 2000 and 1999...............  F-6
  Notes to Consolidated financial Statements.............................. F-12

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets as of March 31, 2001 and December 31, 2000.. F-27
  Consolidated Statements of Operations for the three months ended
   March 31, 2001 and 2000................................................ F-28
  Consolidated Statements of Stockholders' Equity for the three months ended March 31, 2001................................................... F-29
  Consolidated Statements of Cash Flows for the three months ended
   March 31, 2001 and 2000................................................ F-30
  Schedule of Investments as of March 31, 2001............................ F-31
  Notes to Unaudited Consolidated Financial Statements.................... F-36

2. Exhibits

   # a.   Form of Amended and Restated Certificate of Incorporation.
   # b.   Form of Amended and Restated Bylaws.
   # d.1. Form of Specimen Common Stock Certificate.
   # d.2. Amended and Restated Registration Rights Agreement by and among MCG
           Capital Corporation (formerly MCG Credit Corporation) and certain stockholders, dated as of July 11, 2000.
   # e.   Dividend Reinvestment Plan.
   * f.1. Sale and Servicing Agreement among MCG Master Trust, MCG Finance
           Corporation II and MCG Capital Corporation (formerly MCG Credit
           Corporation), dated as of June 1, 2000, as amended by a certain
           Amendment No. 1, dated as of September 1, 2000, and an Amendment
           No. 2, dated as of June 6, 2001, filed herein.
   * f.2. Note Purchase Agreement among MCG Master Trust, MCG Capital
           Corporation (formerly MCG Credit Corporation), Variable Funding
           Capital Corporation, and First Union Securities, Inc, dated as of
           June 1, 2000, as amended by a certain Amendment No. 1, dated as of
           June 6, 2001, filed herein.
   * f.3. Guaranty, dated as of June 16, 2000.
   * f.4. Trust Agreement between MCG Finance Corporation II and Wilmington
           Trust Company, dated as of June 1, 2000.

   * f.5.  Trust Certificate, dated as of June 16, 2000.
   * f.6.  MCG Master Trust Class A Note issued to Variable Funding Capital
            Corporation, dated as of June 16, 2000.
   * f.7.  MCG Master Trust Class B Note issued to MCG Finance Corporation II, dated as of June 16, 2000.
   * f.8.  Indenture by and between MCG Master Trust and Norwest Bank
            Minnesota, National Association, dated as of June 1, 2000.
   * f.9.  Series 2000-1 Terms Supplement to the Indenture dated as of June 1,
            2000 between MCG Master Trust and Norwest Bank Minnesota, N.A., as
            amended by a certain Amendment No. 1 as of June 6, 2001, filed herein.
   * f.10. Commercial Loan Sale Agreement between MCG Capital Corporation
            (formerly MCG Credit Corporation) and MCG Finance Corporation II,
            dated as of June 1, 2000.
   * f.11. Letter Agreement among MCG Master Trust, MCG Capital Corporation
            (formerly MCG Credit Corporation), Variable Funding Capital
            Corporation and First Union Securities, Inc., dated as of June 6,
            2001.
   * f.12. Credit Agreement among MCG Finance Corporation and Heller Financial,
            Inc., (as agent and lender), dated as of June 24, 1998, as amended by a certain Amendment, dated as of September 1, 1998, and a Second
            Amendment, dated as of October 1, 1999, filed herein.
   * f.13. Pledge Agreement between MCG Capital Corporation (formerly MCG
            Credit Corporation) and Heller Financial, Inc., dated as of June
            24, 1998.
   * f.14. Security Agreement between MCG Finance Corporation and Heller
            Financial, Inc., dated as of June 24, 1998.
   * f.15. Revolving Note in the principal amount of $240,000,000 made by MCG
            Finance Corporation in favor of Heller Financial, Inc., dated as of
            June 24, 1998.
   * f.16. Revolving Note in the principal amount of $80,000,000 made by MCG
            Finance Corporation in favor of Transamerica Business Credit
            Corporation, dated as of June 24, 1998.
   * f.17. Term Note in the principal amount of $60,000,000 made by MCG Finance
            Corporation in favor of Heller Financial, Inc., dated as of June
            24, 1998.
   * f.18. Term Note in the principal amount of $20,000,000 made by MCG Finance
            Corporation in favor of Transamerica Business Credit Corporation, dated as of June 24, 1998.
   * f.19. Custodial Agreement between the Company and Riggs Bank, N.A., dated as of June 24, 1998.
   * g.    Management, Underwriting & Servicing Agreement between MCG Finance
            Corporation and MCG Capital Corporation (formerly MCG Credit
            Corporation), dated as of June 24, 1998.
   # h.    Form of Underwriting Agreement.
   * i.1.  401(k) Plan.
   * i.2.  Deferred Compensation Plan.
   # i.3.  Form of Restricted Stock Agreement.
   # i.4.  Form of Promissory Note issued to employee, dated as of         .
   # i.5.  Form of Pledge Agreement between the Company and employee, dated as
            of   .
   * i.6.  Form of Promissory Note issued to senior executive, dated as of June
            24, 1998.
   * i.7.  Form of Pledge Agreement between the Company and senior executive, dated as of June 24, 1998.
   # j.    Form of Custodial Agreement between the Company and    , dated as of
               .
   * k.    Deed of Lease.
   # l.    Opinion of Fried, Frank, Harris, Shriver & Jacobson.
   # n.1.  Consent of Fried, Frank, Harris, Shriver & Jacobson: See exhibit l.
   * n.2.  Consent of Ernst & Young LLP.
   * n.3.  Report of Ernst & Young LLP.
   * n.4.  Consent of Jeffrey Bucher.
   # r.    Code of Ethics.

--------
* Filed herewith.
# To be filed by amendment.

Item 25. Marketing Arrangements

    The information contained under the heading "Underwriting" on pages 104 through 106 of the prospectus and under the heading "Shares Eligible for Future Sale" on pages 102 and 103 of the prospectus is incorporated herein by this reference.

Item 26. Other Expenses of Issuance and Distribution

    SEC registration fee............................................... $62,500
    NASD filing fee....................................................   1,000
    Nasdaq listing fee.................................................       *
    Blue Sky fees and expenses.........................................       *
    Accounting fees and expenses.......................................       *
    Legal fees and expenses............................................       *
    Road show expenses.................................................       *
    Printing and engraving expenses....................................       *
    Registrar and transfer agent's fees................................       *
    Federal and state taxes and fees...................................       *
    Miscellaneous fees and expenses....................................       *
                                                                        -------
     TOTAL.............................................................       *
                                                                        =======

--------
Note: All listed amounts are estimates.
* To be filed by amendment.

Item 27. Persons Controlled by or Under Common Control

    The following list sets forth each of MCG's subsidiaries, the state under whose laws the subsidiary is organized and the percentage of voting securities owned by MCG in such subsidiary:

   MCG Finance Corporation (Delaware)...................................... 100%
   MCG Finance Corporation II (Delaware)................................... 100%
   MCG Credit Corporation (Delaware)....................................... 100%
   MCG Merger Sub Inc. (Delaware).......................................... 100%
   EEI Holding's Corporation, Inc. (Maryland).............................. 100%

    Currently, each of MCG's subsidiaries are consolidated with MCG for financial reporting purposes. MCG also indirectly controls MCG Master Trust, a wholly owned subsidiary of MCG Finance Corporation II and organized as a business trust under Delaware law. Prior to our election to be treated as a regulated investment company, we will restructure MCG Finance Corporation II either by converting it to a limited liability company or merging it with and into MCG Capital Corporation. We expect to restructure MCG Finance Corporation in a similar manner prior to our election to be treated as a regulated investment company. In addition, MCG may be deemed to control certain portfolio companies. For a more detailed discussion of these entities, see "Portfolio Companies" in the prospectus.

    As of June 15, 2001, certain funds affiliated with Goldman, Sachs & Co. owned more than 25% of our outstanding voting securities. Prior to completion of this offering, they will transfer a sufficient number of our outstanding voting securities to a voting trust administered by an independent trustee so that Goldman, Sachs & Co. will hold voting power with respect to less than 25% of our outstanding voting securities.

Item 28. Number of Holders of Securities

    The following table sets forth the approximate number of record holders of MCG's capital stock as of December 31, 2000:

                                                                          Number of
                  Title of Class                                        Record Holders
                  --------------                                        --------------
   Class A Common Stock, par value $0.01 per share....................       27
   Class B Common Stock, par value $0.01 per share....................       21
   Class C Common Stock, par value $0.01 per share....................       None
   Class D Common Stock, par value $0.01 per share....................        1
   Class E Common Stock, par value $0.01 per share....................        8

    Prior to the completion of this offering, all outstanding shares of Class A Common Stock, Class B Common Stock, Class D Common Stock and Class E Common Stock will be converted into common stock.

    We have five holders of our debt under the credit facility with Heller Financial, Inc., as agent, and one holder of our debt under our securitization facility arranged by First Union Securities, Inc.

Item 29. Indemnification

    Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

    Section 102(b)(7) of the Delaware General Corporation Law eliminates the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director's duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

    MCG Capital's amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, requires us to indemnify our directors and officers to the extent permitted under Section 145 of the Delaware General Corporation Law provided, however, that the indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. Our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering provides that we may not indemnify any director or officer against liability to us or our security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

    MCG Capital's amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, also provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of MCG, or is or was serving at the request of MCG as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. Further, our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, provides that any person, other than an officer or director, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an employee or agent of MCG, or was serving at the request of MCG as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and who desires indemnification shall make written application for such indemnification to our board of directors for its determination that indemnification is appropriate, and if so, to what extent. In addition, our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

    The above discussion of Section 145 and MCG Capital's amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering, is not intended to be exhaustive and is respectively qualified in its entirety by such statute and our amended and restated certificate of incorporation, to be effective immediately prior to completion of this offering.

    We have obtained primary and excess insurance policies insuring our directors and officers and those of our subsidiaries against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

    See also Article   of the Amended and Restated Certificate of
Incorporation.

Item 30. Business and Other Connections of Investment Adviser

    Not applicable.

Item 31. Location of Accounts and Records

    We will maintain at our principal offices physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 32. Management Services

    Not applicable.

Item 33. Undertakings

    The Registrant hereby undertakes:

      (1) To suspend the offering of shares until the Prospectus is amended if (i) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      (2) That for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or under 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

      (3) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia, on July 3, 2001.

                                          MCG Capital Corporation

                                                 /s/ Bryan J. Mitchell
                                          By: _________________________________
                                                     Bryan J. Mitchell
                                                Chairman and Chief Executive
                                                          Officer

                               POWER OF ATTORNEY

    The undersigned directors and officers of MCG Capital Corporation hereby constitute and appoint Bryan J. Mitchell and Samuel G. Rubenstein and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

      /s/ Bryan J. Mitchell            Chairman and Chief            July 3, 2001
______________________________________  Executive Officer
          Bryan J. Mitchell             (Principal Executive
                                        Officer)

       /s/ Steven F. Tunney            Director, President, Chief    July 3, 2001
______________________________________  Operating Officer and
           Steven F. Tunney             Treasurer

      /s/ Janet C. Perlowski           Chief Financial Officer       July 3, 2001
______________________________________  (Principal Financial and
          Janet C. Perlowski            Accounting Officer)

   /s/ Wallace B. Millner, III         Director                      July 3, 2001
______________________________________
       Wallace B. Millner, III

       /s/ Norman W. Alpert            Director                      July 3, 2001
______________________________________
           Norman W. Alpert

      /s/ Joseph P. DiSabato           Director                      July 3, 2001
______________________________________
          Joseph P. DiSabato

              Signature                          Title                   Date
              ---------                          -----                   ----

     /s/ Joseph H. Gleberman           Director                      July 3, 2001
______________________________________
         Joseph H. Gleberman

        /s/ Todd N. Khoury             Director                      July 3, 2001
______________________________________
            Todd N. Khoury

      /s/ Robert J. Merrick            Director                      July 3, 2001
______________________________________
          Robert J. Merrick

      /s/ Michael A. Pruzan            Director                      July 3, 2001
______________________________________
          Michael A. Pruzan